                                                                    EXHIBIT 10.8

===============================================================================


                                 $100,000,000


                               CREDIT AGREEMENT

                         Dated as of January 23, 1995

                                     Among

                             WHITTAKER CORPORATION

                                  as Borrower
                                  -- --------

                                      and

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN

                              as Initial Lenders
                              -- ---------------

                                      and

                          NATIONSBANK OF TEXAS, N.A.

                                   as Agent
                                   -- -----


===============================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS ....................  1
SECTION 1.01.   Certain Defined Terms .......................................  1
SECTION 1.02.   Computation of Time Periods ................................  18
SECTION 1.03.   Accounting Terms ...........................................  18

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES ...................  18
SECTION 2.01.   The Advances ...............................................  18
                (a)  The Term Advances .....................................  18
                (b)  Revolving Advances ....................................  18
SECTION 2.02.   Making the Advances ........................................  18
                (a)  Initial Borrowings ....................................  18
                (b)  Subsequent Revolving Borrowings .......................  18
                (c)  Advances by Lenders ...................................  19
                (d)  Disbursement of Advances ..............................  19
                (g)  Nature of Lenders' Obligations ........................  19
SECTION 2.03.   Repayment ..................................................  19
                (a)  Term Advances .........................................  19
                (b)  Revolving Advances ....................................  20
                (c)  L/C Advances ..........................................  20
SECTION 2.04.   Voluntary Reduction of the Revolving Commitments ...........  20
SECTION 2.05.   Prepayments ................................................  20
                (a)  Optional Prepayments ..................................  20
                (b)  Mandatory Prepayments .................................  20
                     (i)  Excess Advances ..................................  20
                     (ii) Mandatory Prepayment: Permitted Refinancings .....  21
SECTION 2.06.   Interest ...................................................  21
                (a)  Interest on Base Rate Advances ........................  21
                (b)  Interest Periods for Eurodollar Rate Advances .........  21
                (c)  Interest on Eurodollar Rate Advances ..................  22
                (d)  Default Interest ......................................  22
                (e)  Suspension of Eurodollar Rate Advances ................  23
                     (i)   Illegality ......................................  23
                     (ii)  Other Circumstances .............................  23
                     (iii) Lenders' Obligation to Notify Agent .............  23
                     (iv)  Suspension on Event of Default ..................  23
SECTION 2.07.   Fees .......................................................  24
                (a)  Agent's Fees ..........................................  24
                (b)  Commitment Fees........................................  24
                (c)  Absolute Obligation ...................................  24
SECTION 2.08.   Increased Costs, Etc .......................................  24
                (a)  Increased Costs .......................................  24
                (b)  Capital Requirements ..................................  24

                                                                            PAGE
                                                                            ----
                (c)  Limitations on Borrower's Compensation Obligations ....  25
SECTION 2.09.   Payments and Computations ..................................  25
                (a)  Payments by Borrower ..................................  25
                (b)  Computations ..........................................  25
                (c)  Payments Assumed ......................................  26
                (d)  Application of Payments Specified by the Borrower .....  26
                (e)  Application of Payments Not Otherwise Specified .......  26
                (f)  Payments on Business Days .............................  26
                (g)  Certain Terms .........................................  26
SECTION 2.10.   Taxes ......................................................  27
                (a)  Withholding Taxes .....................................  27
                (b)  Other Taxes ...........................................  27
                (c)  Indemnification .......................................  27
                (d)  Evidence of Payment ...................................  27
                (e)  Foreign Lenders and Issuing Banks .....................  28
                (f)  Failure to Provide Forms ..............................  28
                (g)  Change of Applicable Lending Office ...................  28
                (h)  Cooperation by Lenders ................................  29
                (i)  Survival ..............................................  29
SECTION 2.11.   Sharing of Payments, Etc ...................................  29
SECTION 2.12.   Use of Proceeds ............................................  30
SECTION 2.13.   Evidence of Debt ...........................................  30
                (a)  Maintenance of Accounts by Lenders ....................  30
                (b)  Maintenance of Accounts by Agent ......................  30
                (c)  Execution of Promissory Notes by Borrower .............  30

                                  ARTICLE III

                     AMOUNTS AND TERMS OF LETTERS OF CREDIT ................  30
SECTION 3.01.   The Letter of Credit Subfacility ...........................  30
SECTION 3.02.   Issuance of Letters of Credit ..............................  31
                (a)  Notice of Issuance ....................................  31
                (b)  Conditions to Issuance ................................  31
                (c)  Reports by Issuing Banks ..............................  31
SECTION 3.03.   Drawing and Reimbursement ..................................  31
SECTION 3.04.   Obligations Absolute .......................................  32
SECTION 3.05.   Letter of Credit Compensation ..............................  33
SECTION 3.06.   Use of Letters of Credit ...................................  33

                                   ARTICLE IV

                              CONDITIONS OF LENDING ........................  34
SECTION 4.01.   Conditions Precedent to Initial Borrowing ..................  34
                (a)  Surviving Debt; Existing Credit Agreement .............  34
                (b)  Material Adverse Change; Accuracy of Information ......  34
                (c)  Litigation ............................................  34

                                                                            PAGE
                                                                            ----
                (d)  Payment of Fees .......................................  34
                (e)  Delivery of Documents .................................  34
SECTION 4.02.   Conditions Precedent to Each Borrowing and Issuance ........  36
SECTION 4.03.   Determinations Under Article IV ............................  37


                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES ......................  37
SECTION 5.01.   Representations and Warranties of the Borrower .............  37
                (a)  Organization; Corporate Powers ........................  37
                (b)  Authority; Enforceability .............................  37
                (c)  Subsidiaries and Ownership of Capital Stock ...........  37
                (d)  No Conflict ...........................................  38
                (e)  Governmental Consents .................................  38
                (f)  Governmental Regulation ...............................  38
                (g)  Financial Statements and Condition ....................  38
                (h)  Debt ..................................................  39
                (i)  Solvency ..............................................  39
                (j)  Litigation; Adverse Effect ............................  39
                (k)  No Material Adverse Effect; Adverse Agreements ........  39
                (l)  Tax Examinations ......................................  39
                (m)  Payment of Taxes ......................................  39
                (n)  Performance of Contractual Obligations ................  40
                (o)  Margin Stock ..........................................  40
                (p)  Disclosure ............................................  40
                (q)  Requirements of Law ...................................  40
                (r)  Intellectual Property .................................  40
                (s)  Environmental Matters .................................  41
                (t)  ERISA Matters .........................................  41
                (u)  Noncontravention ......................................  42
                (v)  Collateral ............................................  42
                (w)  Investments ...........................................  42


                                  ARTICLE VI

                          COVENANTS OF THE BORROWER ........................  42
SECTION 6.01.   Affirmative Covenants ......................................  42
                (a)  Compliance with Laws, Etc .............................  42
                (b)  Payment of Taxes, Etc .................................  42
                (c)  Maintenance of Properties, Insurance ..................  43
                (d)  Preservation of Corporate Existence, Etc ..............  43
                (e)  Visitation Rights; Books and Records ..................  43
                (f)  Collateral Documents ..................................  43
                (g)  Additional Guarantors .................................  43
SECTION 6.02.   Negative Covenants .........................................  44
                (a)  Liens, Etc ............................................  44

                                                                            PAGE
                                                                            ----
                (b)  Debt ..................................................  45
                (c)  Negative Pledge .......................................  46
                (d)  Mergers, Etc ..........................................  46
                (e)  Sales, Etc. of Assets .................................  46
                (f)  Investments in Other Persons ..........................  47
                (g)  Dividends, Etc ........................................  48
                (h)  Change in Nature of Business ..........................  49
                (i)  Charter Amendments ....................................  49
                (j)  Accounting Changes ....................................  49
                (k)  Prepayments, Etc. of Subordinated Debt ................  49
                (l)  Partnerships ..........................................  50
                (m)  Margin Regulations ....................................  50
                (n)  Transactions with Affiliates ..........................  50
SECTION 6.03.   Reporting Requirements .....................................  50
                (a)  Default Notice ........................................  50
                (b)  Monthly Reports .......................................  51
                (c)  Quarterly Financials ..................................  51
                (d)  Annual Financials .....................................  51
                (e)  Compliance Certificates ...............................  51
                (f)  Annual Forecasts ......................................  52
                (g)  ERISA Events ..........................................  52
                (h)  Plan Terminations .....................................  52
                (i)  Multiemployer Plan Notices ............................  52
                (j)  Litigation ............................................  52
                (k)  Securities Reports ....................................  53
                (l)  Creditor Reports ......................................  53
                (m)  Environmental Conditions ..............................  53
                (n)  Other Information .....................................  53
                (o)  Extension of Certain Delivery Periods .................  53
SECTION 6.04.   Financial Covenants ........................................  53
                (a)  Fixed Charge Coverage Ratio ...........................  53
                (b)  Leverage Ratio ........................................  53
                (c)  Cash Flow Ratio .......................................  54
                (d)  Consolidated Tangible Net Worth .......................  54

                                  ARTICLE VII

                               EVENTS OF DEFAULT ...........................  54
SECTION 7.01.   Events of Default ..........................................  54
SECTION 7.02.   Actions in Respect of the Letters of Credit Upon Default ...  57

                                  ARTICLE VIII

                                  THE AGENT ................................  58
SECTION 8.01.   Authorization and Action ...................................  58
SECTION 8.02.   Agent's Reliance, Etc ......................................  58

                                                                            PAGE
                                                                            ----
SECTION 8.03.   NationsBank and Affiliates .................................  58
SECTION 8.04.   Lender Credit Decision .....................................  59
SECTION 8.05.   Indemnification ............................................  59
SECTION 8.06.   Successor Agents ...........................................  59

                                   ARTICLE IX

                                MISCELLANEOUS ..............................  60
SECTION 9.01.   Amendments, Etc.; Release of Collateral ....................  60
                (a)  Amendments, Etc .......................................  60
                (b)  Release of Collateral .................................  60
SECTION 9.02.   Notices, Etc ...............................................  60
SECTION 9.03.   No Waiver; Remedies ........................................  61
SECTION 9.04.   Costs, Expenses ............................................  61
SECTION 9.05.   Right of Set-off ...........................................  62
SECTION 9.06.   Binding Effect .............................................  62
SECTION 9.07.   Assignments and Participations .............................  62
SECTION 9.08.   Governing Law ..............................................  65
SECTION 9.09.   Execution in Counterparts ..................................  65
SECTION 9.10.   No Liability of the Issuing Banks ..........................  65
SECTION 9.11.   Change in Accounting Principles ............................  66
SECTION 9.12.   Limitation of Liability ....................................  66
SECTION 9.13.   Consent to Jurisdiction and Service of Process .............  66
SECTION 9.14.   Performance of Obligations .................................  67
SECTION 9.15.   Lenders' Action for Their Own Protection Only ..............  67
SECTION 9.16.   Confidentiality; Disclosure ................................  67
SECTION 9.17.   Entire Agreement ...........................................  67
SECTION 9.18.   WAIVER OF JURY TRIAL .......................................  67

                              TABLES AND EXHIBITS
                              -------------------


SCHEDULES

Schedule I             -   Commitments and Applicable Lending Offices
Schedule 1.01(a)       -   Existing Letters of Credit
Schedule 5.01(c)       -   Subsidiaries and Ownership of Capital Stock
Schedule 5.01(h)       -   Surviving Debt
Schedule 5.01(w)       -   Existing Investments
Schedule 6.02(a)       -   Existing Liens
Schedule 6.02(e)(v)    -   Assets Identified for Sale
Schedule 6.02(g)       -   Outstanding Claims

EXHIBITS

Exhibit A-1        -   Form of Term Note
Exhibit A-2        -   Form of Revolving Note
Exhibit B          -   Form of Notice of Borrowing
Exhibit C          -   Form of Notice of Issuance
Exhibit D          -   Form of Assignment and Acceptance
Exhibit E          -   Form of Security Agreement
Exhibit F          -   Form of Guaranty
Exhibit G          -   Form of Opinion of Davis Polk & Wardwell
Exhibit H          -   Form of Opinion of Vice President-General Counsel of the Borrower
Exhibit I          -   Form of Opinion of Sidley & Austin
Exhibit J          -   Form of Amendment to Guaranty
Exhibit K          -   Form of Amendment to Security Agreement
Exhibit L          -   Form of Compliance Certificate

                               CREDIT AGREEMENT



          CREDIT AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT") dated as of January 23, 1995 among
                                  ---------
WHITTAKER CORPORATION, a Delaware corporation (the "BORROWER"), the financial
                                                    --------
institutions (the "INITIAL LENDERS") listed on the signature pages hereof, and
                   ---------------
NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), as agent (in such capacity, together
                             -----------
with any successor appointed pursuant to Article VIII, the "AGENT") for the
                                                            -----
Lenders hereunder and as L/C Bank (as hereinafter defined).

                            PRELIMINARY STATEMENTS:

          (1) The Borrower has requested, on the terms and conditions set forth herein, (a) that the Lenders make Revolving Advances (as hereinafter defined) to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding $65,000,000 (less the aggregate amount of Letter of Credit Obligations outstanding at such time), (b) that the Lenders make Term Advances (as hereinafter defined) to the Borrower on the Closing Date (as hereinafter defined) in an aggregate principal amount not to exceed $35,000,000, and (c) that the L/C Bank and the other Issuing Banks issue Letters of Credit (as hereinafter defined) for the account of the Borrower from time to time in an aggregate Available Amount (as hereinafter defined) not to exceed at any time outstanding $40,000,000.

          (2) Subject to the terms and conditions set forth in this Agreement,
(a) the Lenders have agreed severally to make such Revolving Advances and Term Advances to the Borrower, and (b) the L/C Bank has agreed to issue such Letters of Credit for the account of the Borrower.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  CERTAIN DEFINED TERMS.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ADVANCE" means a Term Advance, a Revolving Advance or an L/C Advance.
           -------

          "AFFILIATE" means, as to any Person, any other Person that, directly
           ---------
or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "AGENT" has the meaning specified in the recital of parties to this
           -----
Agreement.

          "AGENT'S ACCOUNT" means the account of the Agent maintained by the
           ---------------
Agent with NationsBank at its office at 901 Main Street, Dallas, Texas 75202, Account No. 1292000883, Corporate Loans, Attention: Agency Services, Reference:
Whittaker.

          "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "APPLICABLE MARGIN" means, with respect to any Base Rate Advances or
           -----------------
Eurodollar Rate Advances, a percentage per annum determined by reference to the applicable Cash Flow Ratio as set forth below:


                                              Applicable Margin for            Applicable Margin for
          Cash Flow Ratio                       Base Rate Advances           Eurodollar Rate Advances
          ---------------                     ---------------------          ------------------------
          less than 1.75:1.0                          0.0%                            1.00%
          1.75:1.0 or greater, but                    0.0%                            1.375%
            less than 2.50:1.0
          2.50:1.0 or greater, but                    0.25%                           1.625%
            less than 3.25:1.0
          3.25:1.0 or greater                         0.50%                           1.875%

The Applicable Margin for each Base Rate Advance and Eurodollar Rate Advance shall be determined by reference to the Cash Flow Ratio in effect from time to time; provided, however, that (i) until receipt by the Agent of the Borrower's
      --------  -------
audited financial statements for the fiscal year ended October 30, 1994, the Cash Flow Ratio shall be deemed to be 2.50:1.0 or greater, but less than 3.25:1.0, (ii) no change (except as provided in clause (iii) below) in the Applicable Margin shall be effective until three Business Days after the date on which the Agent receives financial statements pursuant to Section 6.03(c) or (d) and a Compliance Certificate delivered pursuant to Section 6.03(e), demonstrating such Cash Flow Ratio, (iii) if at any time, and for so long as, a Default has occurred and is continuing based on the Borrower's failure to deliver the financial statements and Compliance Certificate referred to in the foregoing clause (ii), the Cash Flow Ratio shall be deemed to be 3.25:1.0 or greater and any change in the Applicable Margin resulting from such deemed Cash Flow Ratio shall be effective, (iv) except as provided in the following clause
(v), upon the effectiveness of any change in the Applicable Margin, the new Applicable Margin shall be given retroactive effect as to each outstanding Advance to the then most recent of (a) the first day of the then current fiscal quarter of the Borrower, and (b) the last date on which interest was due and payable in respect of such Advance, and (v) upon the effectiveness of any change in the Applicable Margin pursuant to the foregoing clause (ii) at any time when the Applicable Margin is determined pursuant to the foregoing clause (iii), the new Applicable Margin shall be given effect only as of the effectiveness thereof (and shall not be given retroactive effect).

          "ARRANGER" means NationsBanc Capital Markets, Inc.
           --------

          "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered
           -------------------------
into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 9.07 and in substantially the form of Exhibit D hereto.

          "AVAILABLE AMOUNT" of any Letter of Credit means, at any time, the
           ----------------
maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "BOFA" means Bank of America National Trust and Savings Association.
           ----

          "BASE RATE" means a fluctuating interest rate per annum in effect from
           ---------
time to time, which rate per annum shall at all times be equal to the highest of: (a) the rate of interest announced publicly by NationsBank from time to time as NationsBank's prime rate; and (b) 1/2 of one percent per annum above the Federal Funds Rate.

          "BASE RATE ADVANCE" means an Advance that bears interest as provided
           -----------------
in Section 2.06(a).

          "BERMITE DEVELOPMENT AGREEMENT" means the Development Agreement by and
           -----------------------------
among the Borrower, Whittaker Porta Bella Development, Inc. (as successor in interest to Whittaker Bermite Corporation) and Northholme Partners (as successor in interest to The Anden Group) dated as of August 1, 1991, relating to the development of the Bermite Land, as amended to date and as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

          "BERMITE LAND" means certain real property located in the city of
           ------------
Santa Clarita consisting of approximately 996 acres and owned by Whittaker Porta Bella Development, Inc.

          "BORROWER" has the meaning set forth in the recital of parties to this
           --------
Agreement.

          "BORROWER'S ACCOUNT" means the account of the Borrower maintained by
           ------------------
the Borrower with BofA at its office at 555 South Flower Street, Los Angeles, CA 90071, Account No. 1257300191.

          "BORROWING" means a Term Borrowing or a Revolving Borrowing.
           ---------

          "BUSINESS DAY" means a day of the year on which banks are not required
           ------------
or authorized by law to close in New York City, Los Angeles, California or Dallas, Texas and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "CAPITAL EXPENDITURES" means, for any period, the aggregate of all
           --------------------
expenditures (whether paid in cash or accrued as a liability (but without duplication) during that period and including that portion of Capitalized Leases which is capitalized on the Consolidated balance sheet of the Borrower and its Subsidiaries) made or incurred during such period which, in conformity with GAAP, are required to be included in or reflected by the Borrower's or any of its Subsidiaries' fixed asset accounts as reflected in any of their balance sheets (including expenditures for equipment purchased simultaneously with the trade-in of existing equipment owned by the Borrower or any of its Subsidiaries to the extent the gross amount of such purchase price exceeds the book value of the equipment being traded in, minus expenditures made in connection with the
                               -----
replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds or condemnation awards) but, in any event, excluding any such expenditures which, when made, are designated by the Borrower as Operating Investments permitted under Section 6.02(f)(vi).

          "CAPITALIZED LEASES" has the meaning specified in clause (e) of the
           ------------------
definition of Debt.

          "CASH EQUIVALENTS" means:  (a) readily marketable direct obligations
           ----------------
issued or unconditionally guaranteed by the United States government or issued by an agency thereof and backed by the full faith and credit of the United States in each case maturing within 90 days after the date of acquisition thereof; (b) readily marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 90 days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then one of the two highest ratings from any other nationally recognized rating service acceptable to the Required Lenders);
(c) commercial paper, other than commercial paper issued by the Borrower or any of its Affiliates, maturing no later than 90 days after the date of the acquisition thereof and, at the time of acquisition, having a rating of at least either A-1 from Standard & Poor's Corporation or P-1 from Moody's Investors Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then the highest rating from any other nationally recognized rating service acceptable to the Required Lenders); (d) money market accounts, domestic and Eurodollar certificates of deposit or time deposits or bankers' acceptances maturing within 90 days after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any country which is a member of the OECD and having combined capital and surplus of not less than $500,000,000 or by any Lender; (e) repurchase or reverse repurchase agreements issued with any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 or with any Lender, provided that such agreements comply with the
                                 --------
guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy-Repurchase Agreements of Depository Institutions With Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985; and (f) investments in money market funds.

          "CASH FLOW RATIO" means, at any time of determination, the ratio of
           ---------------
(i) Consolidated Total Debt as of the end of the most recently ended fiscal quarter of the Borrower to (ii) EBITDA for the Borrower and its Subsidiaries on a Consolidated basis for the four fiscal quarter period ending as of the then most recently ended fiscal quarter of the Borrower (it being understood and agreed that the EBITDA attributable to any Operating Investment shall only be included in such calculation for that period during which such Operating Investment was owned by the Borrower or any of its Subsidiaries).

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980.

          "CLOSING DATE" means the date on which the first Advances are made
           ------------
hereunder, which shall occur on or before January 24, 1995, or such later date as the Borrower and the Required Lenders may mutually agree.

          "COLLATERAL" means all "Collateral" referred to in the Collateral
           ----------
Documents and all other property that is subject to any Lien in favor of the Agent, the Lenders or any Issuing Bank.

          "COLLATERAL DOCUMENTS" means the Security Agreement and any other
           --------------------
instrument or agreement granting to the Agent a security interest to secure the Obligations of the Loan Parties under the Loan Documents.

          "COMMERCIAL LETTER OF CREDIT" means any letter of credit that is
           ---------------------------
issued under the Letter of Credit Subfacility for the benefit of a supplier of goods to the Borrower or any of its Subsidiaries in the ordinary course of business to effect payment for such goods, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents.

          "COMMITMENT" means a Term Commitment or a Revolving Commitment.
           ----------

          "COMMITMENT FEE PERCENTAGE" means a percentage per annum determined by
           -------------------------
reference to the Cash Flow Ratio as set forth below:


          Cash Flow Ratio                                          Commitment Fee Percentage
          ---------------                                          -------------------------
          less than 1.75:1.0                                                 0.25%
          1.75:1.0 or greater, but less than 2.50:1.0                        0.25%
          2.50:1.0 or greater, but less than 3.25:1.0                        0.3125%
          3.25:1.0 or greater                                                0.375%

Except as set forth in the immediately following proviso, the Commitment Fee Percentage shall be determined by reference to the Cash Flow Ratio in effect from time to time; provided, however, that (i) until receipt by the Agent of the
                   --------  -------
Borrower's audited financial statements for the fiscal year ended October 30, 1994, the Cash Flow Ratio shall be deemed to be 2.50:1.0 or greater, but less than 3.25:1.0, (ii) no change (except as provided in clause (iii) below) in the Commitment Fee Percentage shall be effective until three Business Days after the date on which the Agent receives financial statements pursuant to Section 6.03(c) or (d) and a Compliance Certificate delivered pursuant to Section 6.03(e) demonstrating such Cash Flow Ratio, (iii) if at any time, and for so long as, a Default has occurred and is continuing based on the Borrower's failure to deliver the financial statements and Compliance Certificate referred to in the foregoing clause (ii), the Cash Flow Ratio shall be deemed to be 3.25:1.0 or greater and any change in the Commitment Fee Percentage resulting from such deemed Cash Flow Ratio shall be effective, (iv) except as provided in the following clause (v), upon the effectiveness of any change in the Commitment Fee Percentage, the new Commitment Fee Percentage shall be given retroactive effect to the first day of the then current fiscal quarter of the Borrower, and
(v) upon the effectiveness of any change in the Commitment Fee Percentage pursuant to the foregoing clause (ii) at any time when the Commitment Fee Percentage is determined pursuant to the foregoing clause (iii), the new Commitment Fee Percentage shall be given effect only as of the effectiveness thereof (and shall not be given retroactive effect).

          "CONFIDENTIAL INFORMATION" means information that the Borrower
           ------------------------
furnishes to the Agent or any Lender on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Agent or any Lender of its obligations hereunder or that is or becomes available to the Agent or such Lender from a source other than the Borrower that is not, to the best of the Agent's or such Lender's knowledge, acting in violation of a confidentiality agreement with the Borrower.

          "CONSOLIDATED" refers to the consolidation of accounts in accordance
           ------------
with GAAP.

          "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest
           -----------------------------
expense (including the interest component of Capitalized Leases), of the Borrower and its Subsidiaries on a Consolidated basis determined for such period in conformity with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financings or letters of credit and net costs under Hedge Agreements, excluding charges in such period for the amortization or write-off of capitalized (i) fees and expenses incurred in connection with the Existing Credit Agreement, (ii) amounts payable under the letter referred to in Section 2.07(a), and (iii) other expenses relating to the negotiation and preparation of, and initial Borrowing under, this Agreement.

          "CONSOLIDATED NET INCOME" means, for any period, the net earnings (or
           -----------------------
loss) after taxes of the Borrower and its Subsidiaries on a Consolidated basis determined for such period in conformity with GAAP.

          "CONSOLIDATED NET WORTH" means the total assets of the Borrower and
           ----------------------
its Subsidiaries determined on a Consolidated basis in accordance with GAAP minus all liabilities of the Borrower and its Subsidiaries determined on a
- - -----
Consolidated basis in accordance with GAAP.

          "CONSOLIDATED TANGIBLE NET WORTH" means the excess of (i) the total
           -------------------------------
assets of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP minus goodwill and any other items that are classified
                        -----
as "other intangibles" in accordance with GAAP, over (ii) all liabilities of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

          "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time of
           ---------------------------------
determination, the sum of (i) Consolidated Total Debt, and (ii) Consolidated Net Worth, in each case, as of such time.

          "CONSOLIDATED TOTAL DEBT" means, as of any time of determination, all
           -----------------------
funded debt and all other indebtedness for borrowed money (including Capitalized Leases), in each case of the Borrower and its Subsidiaries at such time determined on a Consolidated basis.

          "CONTRACTUAL OBLIGATION", as applied to any Person, means any
           ----------------------
provision of any indenture, mortgage, deed of trust, contract, undertaking, document or other agreement, instrument or Securities to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

          "CONVERSION," "CONVERT" and "CONVERTED" each refer to a conversion of
           ----------    -------       ---------
Advances of one Interest Type into Advances of the other Interest Type pursuant to Section 2.08 or 2.09.

          "CURRENCY HEDGING AGREEMENTS" means currency swap agreements, currency
           ---------------------------
future or option contracts and other similar agreements.

          "DEBT" of any Person means, without duplication, (a) all indebtedness
           ----
of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (except accounts payable and accrued expenses arising in the ordinary course of business but only if and so long as the same are payable on conventional terms and in any event no later than one year after the incurrence thereof), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("CAPITALIZED LEASES"), (f) all Obligations, contingent or otherwise, of such
 --------------------
Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase or redeem Redeemable Preferred Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through
(h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease

(as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "DEFAULT" means any Event of Default or any event that would
           -------
constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "DEFAULT RATE" has the meaning specified in Section 2.06(d).
           ------------

          "DOMESTIC GUARANTOR" means a Guarantor (a) all of whose capital stock
           ------------------
is owned, directly or through one or more other Domestic Guarantors, by the Borrower; and (b) which is organized under the laws of the United States or any state thereof.

          "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "EBITDA" means, for any period, net income (or net loss) plus the sum
           ------                                                  ----
of (a) interest expense, (b) income tax expense, (c) depreciation expense and
(d) amortization expense, in each case determined in accordance with GAAP for such period.

          "ELIGIBLE ASSIGNEE" means (a) any Lender and any Affiliate of any
           -----------------
Lender so long as such Affiliate directly or through one or more of its Subsidiaries engages in commercial financing transactions in the ordinary course of its business, and (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, mutual fund or other financial institution, fund or investor which has been approved in writing (or, in the case of the Borrower, deemed approved as provided below) by the Borrower and the Agent as an Eligible Assignee for purposes of this Agreement, provided that in
                                                              --------
each such case such approval shall not be unreasonably withheld, and provided,
                                                                     --------
further, that if the Borrower is requested at any time to approve any Person as
- - -------
an Eligible Assignee hereunder and the Agent has not received notice from the Borrower, within seven Business Days after receipt by the Borrower of such request, that the Borrower does not approve such Person as an Eligible Assignee, the Borrower shall be deemed to have approved such Person as an Eligible Assignee.

          "ENVIRONMENTAL ACTION" means any administrative, regulatory or
           --------------------
judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "ENVIRONMENTAL LAW" means any foreign, federal, state or local law,
           -----------------
rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

          "ENVIRONMENTAL PERMIT" means any permit, approval, identification
           --------------------
number, license or other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA AFFILIATE" of any Person means any other Person that for
           ---------------
purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA EVENT" with respect to any Person means (a) the occurrence of a
           -----------
reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(c) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;
(e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan if the conditions for the imposition of a lien under Section 302(f)(1) of ERISA are satisfied; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D
           ------------------------
of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the
           -------------------------
office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "EURODOLLAR RATE" means, for any Interest Period for any Eurodollar
           ---------------
Rate Advance, an interest rate per annum (rounded upward to the nearest whole multiple of 0.01% per annum) equal to the rate per annum obtained by dividing
(a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of NationsBank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to NationsBank's Eurodollar Rate Advance to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "EURODOLLAR RATE ADVANCE" has the meaning specified in Section
           -----------------------
2.06(b).

          "EURODOLLAR RATE RESERVE PERCENTAGE" for any Interest Period for any
           ----------------------------------
Eurodollar Rate Advance means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "EVENTS OF DEFAULT" has the meaning specified in Section 7.01.
           -----------------

          "EXISTING CREDIT AGREEMENT" means the Credit Agreement dated as of
           -------------------------
May 31, 1990 and amended and restated as of April 21, 1992 among the Borrower, the institutions party thereto as lenders and Bank of America National Trust and Savings Association (as successor by merger to Security Pacific National Bank), as agent, as amended to the date of this Agreement.

          "EXISTING DEBT" means Debt of the Company and its Subsidiaries
           -------------
outstanding on the date hereof.

          "EXISTING LETTERS OF CREDIT" means the letters of credit described on
           --------------------------
Schedule 1.01(a) issued by BofA under the Existing Credit Agreement.

          "EXISTING LIENS" means the Liens on assets of the Borrower and its
           --------------
Subsidiaries identified as such on Schedule 6.02(a).

          "FACILITY" means the Term Facility, the Revolving Facility or the
           --------
Letter of Credit Subfacility.

          "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "FINANCIAL STANDBY LETTER OF CREDIT" means any letter of credit that
           ----------------------------------
is issued under the Letter of Credit Subfacility for purposes of providing credit support for financial obligations.

          "FIXED CHARGE COVERAGE RATIO" means, for any period, the quotient
           ---------------------------
obtained by dividing (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period minus Consolidated Capital Expenditures of the
                             -----
Borrower and its Subsidiaries in such period by (b) the sum of Consolidated

Interest Expense for such period plus scheduled payments of the principal amount
                                 ----
of (i) the Term Advances required to be made during such period in accordance with the provisions of Section 2.03(a) (as such scheduled payments may be reduced by any prepayments of the Term Advances) and (ii) any other funded debt or other indebtedness for borrowed money (including Capitalized Leases) of the Borrower and its Subsidiaries (determined in accordance with GAAP but excluding any Revolving Advances and L/C Advances) required to be made during such period.

          "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower identified
           ------------------
as such on Schedule 5.01(c) and, in addition, any Subsidiary of the Borrower acquired, incorporated or otherwise established by the Borrower after the Closing Date which is organized under the laws of a jurisdiction other than the United States of America or any State thereof and more than 80% of the sales, earnings or assets (determined on a Consolidated basis for such Subsidiary) of which are located or derived from operations in territories of the United States of America and jurisdictions outside the United States of America.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "GOVERNMENTAL AUTHORITY" means any nation, state, sovereign or any
           ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTOR" means each Subsidiary of the Borrower that has executed
           ---------
the Guaranty.

          "GUARANTY" has the meaning specified in Section 4.01(e)(viii).
           --------

          "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products,
           -------------------
natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

          "HEDGE AGREEMENTS" means Interest Rate Contracts and Currency Hedging
           ----------------
Agreements.

          "INDEMNIFIED PARTY" has the meaning specified in Section 9.04(b).
           -----------------


          "INFORMATION MEMORANDUM" means the information memorandum dated
           ----------------------
December 1994 used by the Agent in connection with the syndication of the Commitments.

          "INITIAL LENDERS" has the meaning specified in the recital of parties
           ---------------
to this Agreement.

          "INSUFFICIENCY" means, with respect to any Plan, the amount, if any,
           -------------
of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "INTEREST PERIOD" has the meaning specified in Section 2.06(b).
           ---------------

          "INTEREST RATE CONTRACTS" means interest rate swap, cap or collar
           -----------------------
agreements, interest rate future or option contracts and other similar agreements.

          "INTEREST TYPE" refers to the distinction between Advances bearing
           -------------
interest with reference to the Base Rate and Advances bearing interest with reference to the Eurodollar Rate.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "INVESTMENT" in any Person means any loan or advance to such Person,
           ----------
any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "DEBT" in
                                                                      ----
respect of such Person.

          "ISSUE" means, with respect to any Letter of Credit, either issue such
           -----
Letter of Credit, extend the expiry of such Letter of Credit (other than any such extension occurring pursuant to the terms of such Letter of Credit), renew such Letter of Credit (other than any such renewal occurring pursuant to the terms of such Letter of Credit), or increase the amount of such Letter of Credit, and the terms "Issued", "Issuing", and "Issuance" shall have
                       ------    -------        --------
corresponding meanings.

          "ISSUING BANK" means the L/C Bank or any Lender that is a commercial
           ------------
bank, acting through a domestic branch, in each case in its capacity as issuer of a Letter of Credit.

          "LENDERS" means the Initial Lenders listed on the signature pages
           -------
hereof and each Eligible Assignee that shall become a party hereto pursuant to
Section 9.07, including any of the foregoing in its capacity as an Issuing Bank.

          "L/C ADVANCE" means a payment made by an Issuing Bank under a Letter
           -----------
of Credit.

          "L/C BANK" means NationsBank in its capacity as an Issuing Bank.
           --------


          "L/C CASH COLLATERAL ACCOUNT" has the meaning specified in the
           ---------------------------
Security Agreement.

          "L/C RELATED DOCUMENTS" has the meaning specified in Section 3.04(a).
           ---------------------

          "LETTER OF CREDIT" means a Commercial Letter of Credit, a Financial
           ----------------
Standby Letter of Credit, a Performance Standby Letter of Credit or an Existing Letter of Credit.

          "LETTER OF CREDIT AGREEMENT" has the meaning specified in Section
           --------------------------
3.02(a).

          "LETTER OF CREDIT OBLIGATIONS" as of any date of determination with
           ----------------------------
respect to any Letter of Credit, shall consist of the sum of (a) the then outstanding Available Amount of such Letter of Credit, and (b) the aggregate amount of the Unreimbursed Letter of Credit Liability thereunder.

          "LETTER OF CREDIT SUBFACILITY" has the meaning specified in Section
           ----------------------------
3.01.

          "LIEN" means any lien, security interest or other charge or
           ----
encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "LOAN DOCUMENTS" means this Agreement, the Notes, if any, the
           --------------
Guaranty, the Collateral Documents and each Letter of Credit Agreement executed in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.

          "LOAN PARTIES" means the Borrower and each Guarantor.
           ------------

          "MARGIN STOCK" has the meaning specified in Regulation U.
           ------------

          "MATERIAL ADVERSE CHANGE" means any material adverse change in the
           -----------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries taken as a whole.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the
           -----------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries taken as a whole, or (b) the ability of the Loan Parties, taken as a whole, to perform under the Loan Documents.

          "MULTIEMPLOYER PLAN" of any Person means a multiemployer plan, as
           ------------------
defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "MULTIPLE EMPLOYER PLAN" of any Person means a single employer plan,
           ----------------------
as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "NORTHHOLME PARTNERS" means Northholme Partners, a California limited
           -------------------
partnership.

          "NOTE" means a Term Note or a Revolving Note.
           ----

          "NOTICE OF BORROWING" means (a) in the case of the initial Borrowings
           -------------------
hereunder, a notice substantially in the form of Exhibit B, and (b) in the case of any other Borrowings, either (i) a notice substantially in the form of Exhibit B, or (ii) notice by teletransmission or telephonic notice of the information required by Exhibit B. Any Notice of Borrowing given in accordance with clause (ii) above shall be promptly confirmed by the Borrower in writing by a notice substantially in the form of Exhibit B.

          "NOTICE OF ISSUANCE" means a notice substantially in the form of
           ------------------
Exhibit C.

          "OBLIGATION" means, with respect to any Person, any obligation of such
           ----------
Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 7.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any

Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect in accordance with the Loan Documents to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
Development.

          "OFFICERS' CERTIFICATE" means, as to any corporation, a certificate
           ---------------------
executed on behalf of such corporation by (a) its chairman or vice-chairman of the board (if an officer) or its president or any vice-president, and (b) by its chief financial officer, its controller, its treasurer or any assistant treasurer.

          "OPERATING INVESTMENT" means (a) the acquisition by the Borrower or
           --------------------
any Domestic Guarantor of a business or a line of business, whether through the purchase of all of the outstanding equity Securities of the owner thereof or directly through the purchase of the assets thereof, or (b) the Investment by the Borrower or any Domestic Guarantor in Securities constituting at least 30% of the combined voting power of all outstanding Voting Stock of the issuer thereof if the purpose and result of such Investment is to be actively engaged in the business of such issuer.

          "OPERATING LEASE" means any lease of any property (whether real,
           ---------------
personal or mixed) which is not a Capitalized Lease.

          "OTHER TAXES" has the meaning specified in Section 2.10(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "PERFORMANCE STANDBY LETTER OF CREDIT" means any letter of credit
           ------------------------------------
(other than a Financial Standby Letter of Credit or a Commercial Letter of Credit) that is issued under the Letter of Credit Subfacility for purposes of assuring performance of Contractual Obligations, including the return by the Borrower of advance payments received by it.

          "PERMITTED LIENS" means such of the following as to which no
           ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies (other than Liens arising under ERISA or any Environmental Law) to the extent not required to be paid under Section 6.01(b) hereof; (b) Liens imposed by law (other than Liens arising under ERISA or any Environmental Law), such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) pledges or deposits required by law to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations arising in the ordinary course of business (including, without limitation, obligations arising as a result of progress payments under government contracts); and (f) Liens on property of the Borrower or any of its Subsidiaries arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure obligations in an aggregate amount, as to all such obligations, exceeding $1,000,000 and (iii) do not in the aggregate materially detract from the value of such Person's assets or materially impair the use thereof in the operation of its business.

          "PERMITTED REFINANCING" means Debt of the Borrower (and not of any
           ---------------------
Subsidiary of the Borrower):

          (a) which does not impose at issuance or at any time thereafter (as a result of any amendments or otherwise) upon the Borrower or any of its Subsidiaries any restrictions upon the ability of any of them to grant security interests in their property, to pay dividends, to incur additional indebtedness or to sell or transfer assets (except restrictions no less favorable to the Borrower than those contained in this Agreement), or to take any action permitted under this Agreement;

          (b) which does not impose upon the Borrower or any of its Subsidiaries any financial tests or defaults based on financial condition or results of operations which are less favorable to the Borrower than those set forth in Section 6.04 (as a result of any amendments or otherwise);

          (c) with respect to which no principal repayments are due prior to six months after the last date on which any Advances are required to be paid (as a result of any amendments or otherwise);

          (d) which is either unsecured or, with the prior written consent of, and on terms and conditions approved in writing by, the Required Lenders, secured together with the Obligations under the Loan Documents by the Collateral (but not by any other property of the Borrower or any of its Subsidiaries); and

          (e) 100% of the proceeds of which will be used to repay the Term Advances and the Revolving Advances and reduce the Revolving Commitments in accordance with Section 2.05.

          "PERSON" means an individual, partnership, corporation (including a
           ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "PLAN" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "PRO RATA SHARE" of any amount means, with respect to any Lender at
           --------------
any time, the product of (a) a fraction the numerator of which is such Lender's Total Commitment (without giving effect to any termination thereof pursuant to
Section 7.01) at such time and the denominator of which is the sum of the Revolving Facility and the Term Facility (in each case without giving effect to any termination of Commitments pursuant to Section 7.01) at such time times (b)
                                                                      -----
such amount.

          "PREFERRED STOCK" means, with respect to any corporation, capital
           ---------------
stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "REDEEMABLE" means, with respect to any capital stock, Debt or other
           ----------
right or Obligation, any such capital stock, Debt or other right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer, or (b) is redeemable at the option of the holder.

          "REGISTER" has the meaning specified in Section 9.07(c).
           --------

          "REGULATION U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "RELEASE" shall mean release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

          "REQUIRED LENDERS" means at any time Lenders owed or holding at least
           ----------------
60% of the aggregate principal amount of the Advances outstanding at such time or, if no such principal amount is outstanding at such time, Lenders holding at least 60% of the aggregate Commitments under all the Facilities at such time. For purposes of this definition, the aggregate amount of outstanding L/C Advances shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Commitments.

          "REQUIREMENTS OF LAW" shall mean, as to any Person, the charter and
           -------------------
bylaws or other organizational or governing documents of such Person, and any law, rule or regulation, permit (including, without limitation, any Environmental Law or Environmental Permit), or order, writ, judgment, injunction, decree or other determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "REVOLVING ADVANCE" has the meaning specified in Section 2.01(b).
           -----------------

          "REVOLVING BORROWING" means a borrowing consisting of simultaneous
           -------------------
Revolving Advances of the same Interest Type made by the Lenders.

          "REVOLVING COMMITMENT" means, with respect to any Lender at any time,
           --------------------
the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Revolving Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Revolving Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.04.

          "REVOLVING COMMITMENT TERMINATION DATE" means the earlier of (i)
           -------------------------------------
January 24, 1998 (provided, however, that with the consent of all Lenders such
                  --------  -------
date may be extended for a period of one year upon the written request of the Borrower at any time after the first anniversary of the Closing Date), and (ii) the date of termination in whole of the Revolving Commitments pursuant to
Section 2.04 or 7.01.

          "REVOLVING FACILITY" means, at any time, the aggregate amount of the
           ------------------
Lenders' Revolving Commitments at such time.

          "REVOLVING NOTE" means a promissory note of the Borrower payable to
           --------------
the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Advances made by such Lender.

          "SECURITIES" means any stock, shares, voting trust certificates,
           ----------
bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "SECURITIES", or any certificates of interest, shares, or
                   ----------
participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations hereunder.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended to
           --------------
the date hereof and from time to time hereafter, and any successor statute.

          "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of
           -----------------------
1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

          "SECURITY AGREEMENT" has the meaning specified in Section
           ------------------
4.01(e)(vii).

          "SINGLE EMPLOYER PLAN" of any Person means a single employer plan, as
           --------------------
defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "SOLVENT" and "SOLVENCY" mean, with respect to any Person on a
           -------       --------
particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SUBORDINATED DEBT" means Debt of the Borrower (and not of any
           -----------------
Subsidiary of the Borrower) incurred after the date hereof (i) with respect to which no principal payments are due prior to the date which is one year after the then scheduled Termination Date, and (ii) which is subordinated in right of payment to the Borrower's Obligations under the Loan Documents on, and is otherwise subject to, terms and conditions (including, without limitation, terms in respect of maturities, covenants, defaults and remedies and interest rates) approved in writing by the Agent and the Required Lenders; provided that the
                                                           --------
term "Subordinated Debt" shall not include Debt permitted by Section 6.02(b)(v) which is subordinated pursuant to the Guaranty.

          "SUBSIDIARY" of any Person means any corporation, partnership, limited
           ----------
liability company, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "SURVIVING DEBT" has the meaning specified in Section 4.01(a).
           --------------

          "SURVIVING DEBT AGREEMENT" means any agreement or instrument setting
           ------------------------
forth the terms and conditions of any Surviving Debt.

          "TAXES" has the meaning specified in Section 2.10(a).
           -----

          "TERM ADVANCE" has the meaning specified in Section 2.01(a).
           ------------

          "TERM BORROWING" means a borrowing consisting of simultaneous Term
           --------------
Advances of the same Interest Type made by the Lenders.

          "TERM COMMITMENT" means, with respect to any Lender at any time, the
           ---------------
amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Term Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.04.

          "TERM FACILITY" means, at any time, the aggregate amount of the
           -------------
Lenders' Term Commitments at such time.

          "TERM NOTE" means a promissory note of the Borrower payable to the
           ---------
order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Advance made by such Lender.

          "TERMINATION DATE" means the earlier of January 31, 2000 and the date
           ----------------
of termination in whole of the Total Commitments pursuant to Section 7.01.

          "TOTAL COMMITMENT" means, with respect to each Lender at any time, the
           ----------------
aggregate of such Lender's Term Commitment and Revolving Commitment at such time.

          "TYPE" refers to the distinction between Revolving Advances and Term
           ----
Advances.

          "UNREIMBURSED LETTER OF CREDIT LIABILITY" means, as of any date of
           ---------------------------------------
determination with respect to any Letter of Credit, the aggregate amount of all L/C Advances which have been made by, and not reimbursed to, the Issuing Bank under such Letter of Credit.

          "UNUSED REVOLVING COMMITMENT" means, with respect to any Lender at any
           ---------------------------
time, (a) such Lender's Revolving Commitment at such time, minus (b) the sum of
                                                           -----
(i) the aggregate principal amount of all Revolving Advances of such Lender outstanding at such time, plus (ii) such Lender's Pro Rata Share of the
                          ----
aggregate Letter of Credit Obligations outstanding at such time.

          "VOTING STOCK" means capital stock issued by a corporation, or
           ------------
equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "WELFARE PLAN" means a welfare plan, as defined in Section 3(1) of
           ------------
ERISA.

          "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle
           --------------------
E of Title IV of ERISA.

          SECTION 1.02.  COMPUTATION OF TIME PERIODS.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03.  ACCOUNTING TERMS.  All accounting terms not
                         ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.01(g) ("GAAP").
                                                             ----

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  THE ADVANCES.
                         ------------

          (A) THE TERM ADVANCES.  Each Lender severally agrees, on the terms and
              -----------------
conditions hereinafter set forth, to make a single advance (a "TERM ADVANCE") to
                                                               ------------
the Borrower on the Closing Date in an amount not to exceed such Lender's Term Commitment on such Business Day. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

          (B) REVOLVING ADVANCES.  Each Lender severally agrees, on the terms
              ------------------
and conditions hereinafter set forth, to make advances (each a "REVOLVING
                                                                ---------
ADVANCE") to the Borrower from time to time on any Business Day during the
- - -------
period from the Closing Date until the Revolving Commitment Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Commitment on such Business Day. Each Revolving Borrowing shall be in an aggregate amount of $2,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Revolving Advances made by the Lenders ratably according to their respective Revolving Commitments. Within the limits of each Lender's Unused Revolving Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.05 and reborrow under this Section 2.01(b).

          SECTION 2.02.  MAKING THE ADVANCES.
                         -------------------

          (A) INITIAL BORROWINGS.  The initial Borrowings hereunder shall be
              ------------------
made on the Closing Date and shall be made on notice received by the Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 12:00 noon (Dallas, Texas time) (or such later time as the Agent may agree) on the Business Day immediately preceding the Closing Date. Such Notice of Borrowing shall be irrevocable upon receipt by the Agent. Each Lender shall, before 2:00 p.m. (Dallas, Texas time) on the Closing Date, make available for the account of its Applicable Lending Office to the Agent such Lender's ratable share of such Borrowings by depositing same day funds in the Agent's Account.

          (B) SUBSEQUENT REVOLVING BORROWINGS.  Each Revolving Borrowing
              -------------------------------
occurring after the Closing Date shall be made on notice received by the Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 12:00 noon (Dallas, Texas time) (a) on the Business Day prior to the date of such Borrowing if such Borrowing consists of Base Rate Advances, and (b) on the third Business Day prior to the date of such Borrowing if such Borrowing consists of Eurodollar Rate Advances. Each such Notice of Borrowing shall be irrevocable upon receipt by the Agent and, in the case of any Notice of Borrowing for Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing the applicable conditions set forth in this Section 2.02 or Article IV, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as a part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (C) ADVANCES BY LENDERS.  If the Agent receives a Notice of Borrowing,
              -------------------
the Agent shall promptly (and, in any event not later than 4:00 p.m. (Dallas, Texas time) on the Business Day prior to the date of such Borrowing or, if such Borrowing consists of Eurodollar Rate Advances, the third Business Day prior to the date of such Borrowing) give each Lender notice of such Notice of Borrowing. Each Lender shall before 2:00 p.m. (Dallas, Texas time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent such Lender's ratable portion of such Borrowing by depositing same day funds in the Agent's Account. Unless the Agent shall have received written notice from a Lender prior to the date of any Borrowing hereunder that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such ratable portion available to the Agent on the date of such Borrowing in accordance with the terms hereof and the Agent may, in reliance upon such assumption, but shall not be required to, make available to or for the account of the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent and the Agent makes such ratable portion available to the Borrower, such Lender and the Borrower, without prejudice to any rights or remedies that the Borrower may have against such Lender, severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to or for the account of the Borrower until the date such amount is repaid to the Agent, at (A) in the case of the Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing, and (B) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Agent such amount, such amount so paid shall constitute such Lender's Advance as part of the relevant Borrowing for purposes of this Agreement and, to the extent that the Borrower previously paid such amount to the Agent, the Agent will refund to the Borrower such amount so paid, but without interest.

          (D) DISBURSEMENT OF ADVANCES.  Upon fulfillment of the applicable
              ------------------------
conditions set forth in Article IV, the Agent will make funds for any Borrowing available to the Borrower by crediting the Borrower's Account, subject to the
                                                               -------
Agent's receipt of funds from the Lenders, and provided that the Agent shall
                                               --------
first make a portion of such funds equal to any outstanding L/C Advance under any Letter of Credit, and any interest accrued and unpaid thereon to and as of such date, available to the applicable Issuing Bank for reimbursement of such L/C Advance and payment of such interest.

          (G) NATURE OF LENDERS' OBLIGATIONS.  The failure of any Lender to make
              ------------------------------
the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03.  REPAYMENT.
                         ---------

          (A) TERM ADVANCES.  The Borrower shall repay to each Lender (in
              -------------
accordance with the provisions of Section 2.09(a)) the aggregate principal amount of all Term Advances owing to such Lender in 20 consecutive quarterly installments until such principal amount has been paid in full. Such installments shall be due and payable on the 21st day of each April, July, October and January (each a "TERM ADVANCE PAYMENT DATE"), commencing April 21,
                             -------------------------
1995 and each such installment payable to each

Lender shall be in an amount equal to such Lender's Pro Rata Share of the amount set forth below opposite the period in which such Term Advance Payment Date is stated to occur:

                       PERIOD                          QUARTERLY INSTALLMENT
                       ------                          ---------------------
          Closing Date to January 31, 1996                   $1,250,000
          February 1, 1996 to January 31, 1997               $1,500,000
          February 1, 1997 to January 31, 1998               $1,750,000
          February 1, 1998 to January 31, 1999               $2,000,000
          February 1, 1999 to January 31, 2000               $2,250,000

          (B) REVOLVING ADVANCES.  The Borrower shall repay to each Lender (in
              ------------------
accordance with the provisions of Section 2.09(a)) on the Revolving Commitment Termination Date the aggregate principal amount of all Revolving Advances owing to such Lender outstanding on the Revolving Commitment Termination Date.

          (C) L/C ADVANCES.  The Borrower shall repay each L/C Advance as
              ------------
provided in Section 3.03.

          SECTION 2.04.  VOLUNTARY REDUCTION OF THE REVOLVING COMMITMENTS.  The
                         ------------------------------------------------
Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Revolving Commitments of the Lenders; provided, however, that (i)
                                                     --------  -------
each partial reduction shall be in an amount of $5,000,000 or any multiple of $1,000,000 in excess thereof, and (ii) the aggregate amount of the Revolving Commitments shall not be reduced pursuant to this Section 2.04 to an amount less than the sum of (A) the aggregate principal amount of all Revolving Advances then outstanding, and (B) the aggregate amount of all Letter of Credit Obligations then outstanding.

          SECTION 2.05.  PREPAYMENTS.
                         -----------

          (A) OPTIONAL PREPAYMENTS.  The Borrower may, upon prior notice to the
              --------------------
Agent (which shall be given at least one Business Day in advance in the case of prepayment of Revolving Advances which consist of Base Rate Advances and three Business Days in advance in the case of prepayment of Revolving Advances which are Eurodollar Rate Advances or Term Advances), stating the proposed date and aggregate principal amount of the prepayment and the Type and Interest Type of Advances to be prepaid (and if such notice is given the Borrower shall), prepay in whole or in part the outstanding principal of Advances of such Type and Interest Type, together with interest thereon to the date of such prepayment on the principal amounts prepaid (plus, in the case of prepayment of Eurodollar Rate Advances prior to the end of the applicable Interest Period, any additional amount for which the Borrower shall be obligated pursuant to Section 9.04(c));

provided, however, that each partial prepayment shall be in an aggregate
- - --------  -------
principal amount of $500,000 or any multiple of $100,000 in excess thereof. Each such optional prepayment of the Term Advances shall be applied to the installments thereof in the inverse order of maturity.

          (B)  MANDATORY PREPAYMENTS.
               ---------------------

               (I) EXCESS ADVANCES.  If, at any time, the then outstanding
                   ---------------
     aggregate principal amount of all Revolving Advances shall exceed the aggregate amount of the Revolving Commitments of the Lenders at such time minus the aggregate amount of the Letter of Credit
     -----

     Obligations then outstanding, the Borrower shall immediately prepay, for the ratable account of the Lenders, the outstanding principal amount of Revolving Advances in an aggregate amount equal to such excess.

               (II) MANDATORY PREPAYMENT: PERMITTED REFINANCINGS.  When the
                    --------------------------------------------
     Borrower issues, creates, or otherwise incurs Debt which is a Permitted Refinancing, the Borrower shall, on the date of receipt of the proceeds thereof, pay to each Lender (in accordance with the provisions of Section 2.09(a)) such Lender's Pro Rata Share of an amount equal to the principal amount of Debt incurred in such Permitted Refinancing (or, if greater in the case of any revolving credit or working capital facility, the maximum amount available to be borrowed (assuming compliance with all conditions for borrowing) under such Permitted Refinancing), to be applied, first, to the prepayment of scheduled principal installments of the Term Advances in inverse order of maturity, until the Term Advances are repaid in full, and then to the prepayment of the Revolving Advances then outstanding, with a corresponding permanent reduction in each Lender's Revolving Commitment.

          SECTION 2.06.  INTEREST.  The Borrower shall pay interest on the
                         --------
unpaid principal amount of each Advance from the date of such Advance until such principal is paid in full at the applicable rate set forth below.

          (A)  INTEREST ON BASE RATE ADVANCES.  Except to the extent that the
               ------------------------------
Borrower shall elect to pay interest on all or any part of any Advance made or to be made to the Borrower under Section 2.01 for any Interest Period pursuant to subsections (b) and (c) of this Section 2.06, the Borrower shall pay interest on the unpaid principal amount of each Advance, from the date of such Advance until such principal amount is paid in full, payable quarterly in arrears on the 21st day of each April, July, October and January, commencing April 21, 1995, and, with respect to Revolving Advances, on the Revolving Commitment Termination Date and, with respect to Term Advances, on the Termination Date, in each case at a fluctuating interest rate per annum equal, subject to Section 2.06(d), to the sum of the Base Rate in effect from time to time plus the Applicable Margin
                                                     ----
for Base Rate Advances in effect from time to time.

          (B)  INTEREST PERIODS FOR EURODOLLAR RATE ADVANCES.  The Borrower may,
               ---------------------------------------------
pursuant to Section 2.06(c), elect to have the interest on the principal amount of all or any portion of any Advances made or to be made to the Borrower under
Section 2.01, in each case ratably according to the respective outstanding principal amounts of Advances of the same Type owing to each Lender (each such principal amount owing to a Lender as to which such election has been made being a "EURODOLLAR RATE ADVANCE" owing to such Lender) determined and payable for a
   -----------------------
specified period (an "INTEREST PERIOD" for such Eurodollar Rate Advance) in
                      ---------------
accordance with subsection (c) below, provided, however, that the Borrower may
                                      --------  -------
not have more than ten Eurodollar Rate Advances owing to any Lender outstanding at any one time. Each Interest Period shall be one, two, three, or six months, at the Borrower's selection pursuant to subsection (c) below, provided, however,
                                                              --------  -------
that:

               (i) The first day of an Interest Period for any Eurodollar Rate Advance shall be either the last day of any then current Interest Period for such Advance or, if there shall be no then current Interest Period for such Advance, any Business Day.

               (ii) The Borrower may not select any Interest Period that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Advances due and payable on or prior to such date.

               (iii) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of
          --------  -------
     such Interest Period to occur in the next following month, the last day of such Interest Period shall occur on the next preceding Business Day.

               (iv) Whenever the first day of any Interest Period occurs on a day of the month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months of such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          (C)  INTEREST ON EURODOLLAR RATE ADVANCES.  The Borrower may from time
               ------------------------------------
to time, on the condition that no Event of Default has occurred and is continuing, and subject to the provisions of Sections 2.06(b) and 2.06(e), elect to pay interest on all or any portion of any Advances of the same Type during any Interest Period therefor at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period for such Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time, by notice, specifying the Type and amount of the Advances as to which such election is made (which amount shall aggregate at least $2,000,000 or any multiple of $500,000 in excess thereof) and the first day and duration of such Interest Period, received by the Agent before 12:00 noon (Dallas, Texas time) three Business Days prior to the first day of such Interest Period. If the Borrower has made such election for Eurodollar Rate Advances for any Interest Period, the Borrower shall pay interest on the unpaid principal amount of such Eurodollar Rate Advances during such Interest Period, payable in arrears on the last day of such Interest Period and, in the case of any Interest Period of six months, on the date which is three months after the first day of such Interest Period, in each case at a rate equal, subject to Section 2.06(d), to the sum of the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time during such Interest Period. On the last day of each Interest Period for any Eurodollar Rate Advance, the unpaid principal balance thereof shall automatically become and bear interest as a Base Rate Advance, except to the extent that the Borrower has elected to pay interest on all or any portion of such amount for a new Interest Period commencing on such day in accordance with this Section 2.06(c). Each notice by the Borrower under this Section 2.06(c) shall be irrevocable upon receipt by the Agent, and the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such notice the applicable conditions set forth in this Section 2.06(c) or Article IV, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any such Eurodollar Rate Advance when such Eurodollar Rate Advance, as a result of such failure, is not made or does not become effective.

          (D)  DEFAULT INTEREST.  If either (i) any Event of Default occurs and
               ----------------
is continuing as a result of the failure by the Borrower to pay when due any amount of principal, interest or fees payable by the Borrower under the Loan Documents, or (ii) upon the occurrence and during the continuance of any other Event of Default the Agent shall give written notice to the Borrower (which notice shall only be given, and may thereafter only be withdrawn, at the direction of the Required Lenders) declaring default interest to be applicable, then, so long as any such Event of Default is continuing, the Borrower shall, at the dates set forth herein for the payment of interest and upon demand, (A) pay interest on all

Base Rate Advances and any other amounts owing hereunder not paid when due (other than then outstanding Eurodollar Rate Advances) at a rate per annum (the "DEFAULT RATE") equal at all times to the rate otherwise applicable to Base Rate
 ------------
Advances plus 2.00% per annum, and (B) pay interest on each then outstanding
         ----
Eurodollar Rate Advance at a rate per annum equal at all times to the rate otherwise applicable to such Eurodollar Rate Advance plus 2.00% per annum.
                                                     ----

          (E)  SUSPENSION OF EURODOLLAR RATE ADVANCES.
               --------------------------------------

               (I)  ILLEGALITY.  Notwithstanding any other provision of this
                    ----------
     Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (A) each Eurodollar Rate Advance will automatically, upon such demand (or, if permitted by applicable law, at the end of the then applicable Interest Period), be converted into a Base Rate Advance and (B) the obligation of the Lenders to make or maintain, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such
                                 --------  -------
     demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

              (II)  OTHER CIRCUMSTANCES.  If, with respect to any Eurodollar
                    -------------------
     Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

             (III)  LENDERS' OBLIGATION TO NOTIFY AGENT.  If any Lender shall
                    -----------------------------------
     give notice to the Agent under Section 2.06(e)(i) or (ii) and such Lender shall thereafter determine that the circumstances causing such notice no longer exist, such Lender shall promptly give written notice thereof to the Borrower and the Agent, and the Agent shall thereafter give notice thereof to the Borrower and the other Lenders.

              (IV)  SUSPENSION ON EVENT OF DEFAULT.  Upon the occurrence and
                    ------------------------------
     during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to convert Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION 2.07.  FEES.
                         ----

          (A) AGENT'S FEES.  The Borrower agrees to pay to the Agent, for its
              ------------
own account, the fees in the amounts and at the times set forth in the letter dated December 5, 1994 from NationsBank and NationsBanc Capital Markets, Inc., to the Borrower, and agreed to and accepted by the Borrower on December 7, 1994.

          (B) COMMITMENT FEES.  The Borrower agrees to pay to the Agent a
              ---------------
commitment fee on the average daily Unused Revolving Commitment of each Lender, for the account of such Lender, from the Closing Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Revolving Commitment Termination Date, at the rate per annum equal to the Commitment Fee Percentage in effect from time to time, payable in arrears on the 21st day of each April, July, October and January, commencing April 21, 1995, and on the Revolving Commitment Termination Date.

          (C) ABSOLUTE OBLIGATION.  The Borrower's obligation hereunder to pay
              -------------------
the fees referred to in this Section 2.07 shall be absolute and unconditional and shall survive the making and repayment of Advances, the termination of all Letter of Credit Obligations and the termination of this Agreement. All fees which are due or become due pursuant to this Section 2.07 are nonrefundable.

          SECTION 2.08.  INCREASED COSTS, ETC.
                         --------------------

          (A) INCREASED COSTS.  If, due to either (i) the introduction of or any
              ---------------
change after the date hereof in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued or made after the date hereof, there shall be any increase in the cost to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining or purchasing participations in Letters of Credit, then the Borrower shall from time to time, within five Business Days of written demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided,
                                                                      --------
however, that, before making any such demand, each Lender agrees to use
- - -------
reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (B) CAPITAL REQUIREMENTS.  If any Lender determines that compliance
              --------------------
with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which is issued or made after the date hereof affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or to issue or purchase participations in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or purchase of participations in the Letters of Credit (or similar contingent obligations), then, within five Business Days of written demand by such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend or to issue or purchase participations in Letters of Credit hereunder or to the issuance or maintenance of or purchase of participations in any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (C) LIMITATIONS ON BORROWER'S COMPENSATION OBLIGATIONS.
              --------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, the Borrower shall not be obligated to make any payment to any Lender pursuant to this Section 2.08 in respect of any amounts or costs (i) accruing in or allocable to any period prior to the 180th day preceding written demand by such Lender for payment therefor (unless such amounts or costs prior to such 180 day period result from the retroactive effect of any of the events described in the foregoing Sections 2.08(a) or 2.08(b) giving rise to such written demand and which occurred during such 180 day period) or (ii) resulting from a change in the Lender's Applicable Lending Office.

          SECTION 2.09.  PAYMENTS AND COMPUTATIONS.
                         -------------------------

          (A) PAYMENTS BY BORROWER.  The Borrower shall make each payment
              --------------------
hereunder and under any other Loan Document to which it is a party, irrespective of and without condition or deduction for any counterclaim, defense, recoupment or setoff, in lawful money of the United States and in same day funds delivered to the Agent not later than 1:00 p.m. (Dallas, Texas time) on the day when due by deposit of such funds to the Agent's Account. Any payment so delivered to the Agent after 1:00 p.m. (Dallas, Texas time) on any Business Day, or on any day which is not a Business Day, shall be deemed received by the Agent on the next succeeding Business Day. Subject to Section 2.14, the Agent will promptly after receipt of each payment cause to be distributed like funds relating to the payment of principal, interest, commitment fees or letter of credit fees ratably to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender or any Issuing Bank (including payments with respect to Letters of Credit and payments for the account of any Lender under Sections 2.08, 2.10 or 9.04(c)) to such Lender for the account of its Applicable Lending Office or to such Issuing Bank, in each case to be applied in accordance with, and subject to, the terms of this Agreement, including Section 2.09(e) below. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under any other Loan Document in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (B) COMPUTATIONS.  All computations of interest in respect of Base
              ------------
Rate Advances (and in respect of any other amount payable hereunder other than Eurodollar Rate Advances and Letter of Credit fees) and all computations in respect of commitment fees shall be made by the Agent on the basis of a year of 365 days and all computations of interest in respect of Eurodollar Rate Advances and all computations in respect of Letter of Credit fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable; provided that if any Advance
                                                    --------
is repaid on the same day on which it is made, one day's interest shall be paid on such Advance. Each determination by the Agent of an interest rate, fee, commission or discount rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (C) PAYMENTS ASSUMED.  Unless the Agent shall have received notice
              ----------------
from the Borrower prior to the date on which any payment is due to the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, but shall not be required to, cause to be distributed to each Lender or such Issuing Bank on such due date an amount equal to the amount then due to such Lender or such Issuing Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each Lender and Issuing Bank shall repay to the Agent forthwith on demand such amount distributed to such Lender or Issuing Bank together with interest thereon, for each day from the date such amount is distributed to such Lender or Issuing Bank until the date such Lender or Issuing Bank repays such amount to the Agent, at the Federal Funds Rate.

          (D) APPLICATION OF PAYMENTS SPECIFIED BY THE BORROWER.  Except as
              -------------------------------------------------
otherwise specified herein, so long as no Event of Default has occurred and is continuing, all payments shall be applied as instructed by the Borrower if such instructions are received by the Agent prior to or contemporaneously with receipt of funds therefor.

          (E) APPLICATION OF PAYMENTS NOT OTHERWISE SPECIFIED.  If the Agent
              -----------------------------------------------
receives funds for application to the Advances or any Letter of Credit Obligations or other Obligations of the Borrower under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility or the Obligations to which, or the manner in which, such funds are to be applied, the Agent may elect to distribute such funds first, to the Issuing
                                                         -----
Banks ratably in payment of the principal of and interest on any outstanding L/C Advances, second, to each Lender ratably in accordance with such Lender's
          ------
proportionate share of all Advances then outstanding, in repayment or prepayment of such of the outstanding Advances, and for application to such principal installments, as the Agent may direct, and thereafter ratably to the Lenders in repayment or prepayment of any other Obligations of the Borrower then outstanding under the Loan Documents as the Agent shall direct, provided that if
                                                                --------
an Event of Default has occurred and is continuing and the Term Advances have been declared, or have become, due and payable in full and the Revolving Commitments of the Lenders have been terminated in full, the Agent shall distribute any payments and any proceeds of any collection, sale or other realization or liquidation of any Collateral first, to the payment of all costs
                                             -----
and expenses of the Agent under the Loan Documents, second, to the Issuing Banks
                                                    ------
ratably in payment of the principal of and interest on any outstanding L/C Advances, and third, to each Lender ratably in accordance with such Lender's
              -----
proportionate share of the principal amount of all Advances and Letter of Credit Obligations then outstanding, in payment or prepayment of such Obligations owed to such Lender under the Loan Documents, and for application to such principal installments (if applicable) as the Agent shall direct.

          (F) PAYMENTS ON BUSINESS DAYS.  Whenever any payment hereunder shall
              -------------------------
be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment and other fees; provided, however, if such extension would cause payment of
                --------  -------
interest on or principal of any Eurodollar Rate Advance to be made in the next following month, such payment shall be made on the next preceding Business Day.

          (G) CERTAIN TERMS.  The terms "pay", "paid" or "payment" under this
              -------------
Agreement shall include prepay, prepaid or prepayment, respectively, under this Agreement, and the term "due" under this Agreement shall include due by reason of a mandatory prepayment (including upon an actual or deemed entry of an order for relief with respect to the Borrower or any Guarantor under the Federal Bankruptcy Code or upon acceleration).

          SECTION 2.10.  TAXES.
                         -----

          (A) WITHHOLDING TAXES.  Any and all payments by the Borrower hereunder
              -----------------
shall be made, in accordance with Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto imposed by the United States, any other jurisdiction resulting from a prior or present connection between such jurisdiction and the Borrower, or any political subdivision of any of the foregoing, excluding, in the case of each Lender, net
                                     ---------
income taxes that are imposed by the United States and franchise taxes and income taxes that are imposed on such Lender by the state or foreign jurisdiction under the laws of which such Lender is organized or any political subdivision thereof or therein, and franchise taxes based on income and income taxes that are imposed on such Lender by any jurisdiction or any political subdivision thereof or therein in which is located such Lender's Applicable Lending Office or principal office (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any
                -----
Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (B) OTHER TAXES.  In addition, the Borrower shall pay any present or
              -----------
future stamp, recording, documentary, excise or similar taxes, charges or levies that arise from any payment made hereunder or from the execution, delivery or registration of any Loan Document (hereinafter referred to as "OTHER TAXES").
                                                               -----------

          (C) INDEMNIFICATION.  The Borrower shall indemnify each Lender for the
              ---------------
full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.10, paid by such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. Payments pursuant to this indemnification shall be made within 30 days from the date such Lender makes written demand therefor setting forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender pursuant to this Section 2.10;

provided, however, that (i) in the case of any Taxes or Other Taxes not required
- - --------  -------
by law to be deducted by the Borrower from or in respect of any sum payable hereunder to any Lender, the Borrower shall be obligated to make payment to the Lender pursuant to this Section 2.10 (A) in respect of such Taxes or Other Taxes
                        ------------
only if written demand therefor has been made by the Lender within 180 days from the date on which the Lender or the Agent, as the case may be, actually makes payment of the Taxes or Other Taxes to the relevant taxing authority, and (B) in respect of penalties and additions to tax attributable to late payment only to the extent that such penalties or additions to tax are accrued after the written demand therefor has been made by the Lender and (ii) the Borrower shall not be obligated to pay any Taxes or Other Taxes to the extent the Taxes or Other Taxes result from a change in the Lender's Applicable Lending Office.

          (D) EVIDENCE OF PAYMENT.  Within 30 days after the date of any payment
              -------------------
of Taxes pursuant to Section 2.10(a) or (b), the Borrower shall furnish to the Agent, at its address referred to in Section 9.02, evidence reasonably satisfactory to the Agent of payment thereof. In the case of any payment hereunder for the account of any Lender which is made by the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall, except where such mode of payment is at the request of such Lender, furnish, or cause such payor to furnish, to the Agent, at such address, a certificate from the appropriate taxing authority or authorities or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from Taxes. For purposes of this subsection (d) and of subsection (e), the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings
           -------------       --------------------
specified in Section 7701 of the Internal Revenue Code.

          (E) FOREIGN LENDERS AND ISSUING BANKS.  Each Initial Lender organized
              ---------------------------------
under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender organized under the laws of a jurisdiction outside the United States, and from time to time thereafter if any applicable form previously provided by such Lender is no longer valid because such Lender has changed its Applicable Lending Office or its principal office, place of incorporation or fiscal residence or if otherwise requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender remains lawfully able to do
so), provide the Agent and the Borrower with (i) an accurate, complete and duly executed Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, and (ii) in the event that, by virtue of a change in law or regulations, such forms are no longer valid evidence of a person's exemption from withholding which is reasonably satisfactory to the Borrower, other appropriate evidence supporting such person's exemption from withholding as the Borrower may reasonably request. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes; provided, however, that, if at the date
                                         --------  -------
of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (F) FAILURE TO PROVIDE FORMS.  For any period with respect to which a
              ------------------------
Lender has failed to provide the Borrower with the appropriate form described in subsection (e) at the times specified in subsection (e) whether or not such Lender is lawfully able to do so (other than if such failure is due to a change
                                  ----- ----
in law occurring after the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under subsection
(a) or (c) with respect to Taxes imposed by the United States to the extent that the imposition of such Taxes is attributable to the failure to deliver such form; provided, however, that should a Lender become subject to Taxes because of
      --------  -------
its failure to deliver a form required hereunder, the Borrower shall take such reasonable steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (G) CHANGE OF APPLICABLE LENDING OFFICE.  In the event that the
              -----------------------------------
Borrower becomes obligated to make an indemnification payment pursuant to
Section 2.10 to any Lender, the Borrower may request that such Lender change the jurisdiction of its Applicable Lending Office in order to avoid the need for or reduce the amount of any such indemnification payment which may thereafter accrue. The Borrower shall make such request by delivering to such Lender a notice in writing (with a copy to the Agent), in form and substance reasonably satisfactory to such Lender, in which the Borrower identifies the jurisdiction to which the Borrower requests such Lender change its Applicable Lending Office (which must be a jurisdiction in which such Lender has a lending office) and promises to indemnify such Lender against all reasonable out-of-pocket costs such Lender incurs in connection with such change, and to which is attached an opinion of nationally recognized tax counsel, in form and substance reasonably satisfactory to such Lender, to the effect that such change will avoid the need for or reduce the amount of any such indemnification payment which may thereafter accrue. Upon receipt of such notice, such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if such change would not, in the reasonable judgment of such Lender, be disadvantageous to such Lender.

          (H) COOPERATION BY LENDERS.  Each Lender agrees that it will (i) take
              ----------------------
all reasonable actions reasonably requested by the Borrower that are without risk or material cost to such Lender to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable and without risk or material cost to it, otherwise cooperate with the Borrower to minimize any amounts payable by the Borrower under this Section 2.10.

          (I) SURVIVAL.  Without prejudice to the survival of any other
              --------
agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.10 shall survive the payment in full of principal and interest hereunder.

          SECTION 2.11.  SHARING OF PAYMENTS, ETC.  If any Lender shall obtain
                         ------------------------
at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender hereunder at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder at such time) of payments on account of the Obligations due and payable to all Lenders hereunder at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder at such time obtained by all the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if
                                                    --------  -------
all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such other Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 2.12.  USE OF PROCEEDS.  The proceeds of the Advances shall be
                         ---------------
available (and the Borrower agrees that it shall use such proceeds) to repay in full all amounts outstanding under the Existing Credit Agreement, to pay transaction fees and expenses, to provide working capital for the Borrower and its Subsidiaries and for other general corporate purposes of the Borrower and its Subsidiaries, including financing Operating Investments permitted hereunder.

          SECTION 2.13.  EVIDENCE OF DEBT.
                         ----------------

          (A) MAINTENANCE OF ACCOUNTS BY LENDERS.  Each Lender shall maintain in
              ----------------------------------
accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (B) MAINTENANCE OF ACCOUNTS BY AGENT.  The Register maintained by the
              --------------------------------
Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type and Interest Type of the Advances comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof. The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

          (C) EXECUTION OF PROMISSORY NOTES BY BORROWER.  The Borrower hereby
              -----------------------------------------
agrees that if, in the opinion of any Lender, a promissory note or other evidence of debt is required, appropriate or desirable to reflect or enforce the indebtedness of the Borrower resulting from the Term Advances or Revolving Advances made, or to be made, by such Lender, then upon request of such Lender, the Borrower shall promptly execute and deliver to such Lender, for each of the Advances made or to be made by such Lender, a promissory note substantially in the form of Exhibit A-1 for Term Advances and Exhibit A-2 for Revolving Advances, each payable to the order of such Lender in an amount equal to the Term Advances or Revolving Commitment (as the case may be) of such Lender.

                                  ARTICLE III

                     AMOUNTS AND TERMS OF LETTERS OF CREDIT

          SECTION 3.01.  THE LETTER OF CREDIT SUBFACILITY.  The Borrower may
                         --------------------------------
request any Lender, on the terms and conditions hereinafter set forth, to Issue, and any such Lender may, if in its sole discretion it elects to do so, and the L/C Bank shall, if no other Lender elects to do so, Issue Letters of Credit for the account of the Borrower from time to time on any Business Day during the period after the Closing Date until the Revolving Commitment Termination Date
(a) in an aggregate Available Amount for all Letters of Credit (including the Existing Letters of Credit) not to exceed at any time $40,000,000 (the "LETTER
                                                                        ------
OF CREDIT SUBFACILITY"), and (b) in an Available Amount for each such Letter of
- - ---------------------
Credit not to exceed the Unused Revolving Commitments of the Lenders on such Business Day. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the Revolving Commitment Termination Date. As of the Closing Date, each

Existing Letter of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder and shall, for purposes of Section 3.05, be deemed to be Issued hereunder on the Closing Date. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrower may request the Issuance of one or more Letters of Credit under this Section 3.01, repay amounts due resulting from L/C Advances thereunder pursuant to Section 3.03, and request the Issuance of one or more additional Letters of Credit under this Section 3.01.

          SECTION 3.02.  ISSUANCE OF LETTERS OF CREDIT.
                         -----------------------------

          (A) NOTICE OF ISSUANCE.  Each Letter of Credit shall be Issued
              ------------------
pursuant to a Notice of Issuance, which must be received by the Agent and the Issuing Bank not later than 12:00 noon (Dallas, Texas time) on the third Business Day prior to the date of the proposed Issuance of such Letter of Credit (or such shorter period as may be acceptable to the applicable Issuing Bank). Each such Notice of Issuance shall specify whether such Letter of Credit is to be a Commercial Letter of Credit, a Financial Standby Letter of Credit or a Performance Standby Letter of Credit and shall further specify therein the requested (i) date of such Issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, and (v) form of such Letter of Credit, and shall be accompanied by such customary application and agreement for letter of credit of the Issuing Bank (a "LETTER OF CREDIT AGREEMENT") as the Issuing Bank may specify to the Borrower
 --------------------------
for use in connection with such requested Letter of Credit.

          (B) CONDITIONS TO ISSUANCE.  If (i) the requested form of such Letter
              ----------------------
of Credit is acceptable to the Agent and the Issuing Bank in the reasonable discretion of each, (ii) in the case of any Issuing Bank other than the L/C Bank, such Issuing Bank elects in its sole discretion to Issue the requested Letter of Credit, and (iii) such Issuing Bank has not received notice from the Agent or Lenders holding at least 60% of the Revolving Commitments that the Issuance of such Letter of Credit is not authorized because such Issuance would not comply with the requirements of clause (a) or (b) of Section 3.01 or one or more of the conditions set forth in Section 4.02 has not been satisfied, then such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Section 4.02 and subject to the provisions of this Article III, make such Letter of Credit available to the Borrower at its office referred to in Section
9.02 or as otherwise agreed upon with the Borrower in connection with such Issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (C) REPORTS BY ISSUING BANKS.  Each Issuing Bank shall furnish to the
              ------------------------
Agent (i) on the fifth Business Day of each month a written report summarizing Issuance and expiration dates of Letters of Credit Issued by such Issuing Bank during the preceding month and L/C Advances during such month under all Letters of Credit Issued by such Issuing Bank, and (ii) two Business Days prior to the last Business Day of each January, April, July and October, a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit Issued by such Issuing Bank.

          SECTION 3.03.  DRAWING AND REIMBURSEMENT.  The Borrower agrees to
                         -------------------------
reimburse the Issuing Bank under each Letter of Credit, within one Business Day after it has notice of any L/C Advance by such Issuing Bank thereunder (which notice such Issuing Bank agrees promptly to give but the failure to give such notice shall not reduce the Borrower's obligations hereunder), for the principal amount of such L/C Advance, and shall pay to such Issuing Bank, on demand, interest on the unreimbursed principal of such L/C Advance at a rate per annum equal to (a) from the date of such L/C

Advance to the first Business Day after notice thereof has been given to the Borrower, the rate applicable to Base Rate Advances in effect from time to time, and (b) from and after such first Business Day, the Default Rate. If the Borrower shall fail to so reimburse the Issuing Bank within one Business Day after the Borrower receives notice that any such L/C Advance has been made, then upon demand by the Issuing Bank, and whether or not a Default has occurred and is continuing or any conditions set forth in Section 4.02 are satisfied, each Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each Lender, such Lender's Pro Rata Share of such outstanding L/C Advance as of the date of such purchase, by making available for the account of such Issuing Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the sum of (i) the portion of the outstanding principal amount of such L/C Advance to be purchased by such Lender, plus (ii) interest on such amount, for each day from the date on which such L/C Advance is made until the date such amount is paid to the Agent, at the Federal Funds Rate. Each Lender agrees to purchase its Pro Rata Share of an outstanding L/C Advance on (A) the Business Day on which demand therefor is made by the Issuing Bank which made such L/C Advance, provided notice of such demand is given not later than 12:00 noon (Dallas, Texas time) on such Business Day, or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any Lender of a portion of an L/C Advance, such Issuing Bank represents and warrants to such Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such L/C Advance, the Loan Documents or any Loan Party.

          SECTION 3.04.  OBLIGATIONS ABSOLUTE.  The Obligations of the Borrower
                         --------------------
under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (a) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (this Agreement and all of the other foregoing being collectively referred to herein as the "L/C RELATED DOCUMENTS");
                                              ---------------------

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (c) the existence of any claim, set-off, defense or other right that the Borrower or any of its Subsidiaries may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (d) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (e) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (f) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

          (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          SECTION 3.05.  LETTER OF CREDIT COMPENSATION.
                         -----------------------------

          (a) The Borrower shall pay to the Agent:

              (i) for the account of the Issuing Bank which Issues a Letter of Credit, an issuance fee in an amount equal to 1/8 of 1% per annum of the average daily Available Amount of such Letter of Credit outstanding from time to time: and

              (ii) for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, in each case in an amount equal to

                   (A) with respect to each Financial Standby Letter of Credit, a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time on such Lender's Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time;

                   (B) with respect to each Performance Standby Letter of Credit, a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time minus 0.50% on such Lender's
                                                    -----
          Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                   (C) with respect to each Commercial Letter of Credit, 0.25% of the amount of such Lender's Pro Rata Share of the Available Amount of such Letter of Credit as of the date of Issuance thereof.

The letter of credit and issuance fees payable under this Section 3.05(a) shall be payable quarterly in arrears on the 21st day of each April, July, October and January, commencing April 21, 1995, and on the Revolving Commitment Termination Date except that the letter of credit fee payable under Section 3.05(a)(ii)(C) shall be payable upon issuance of the applicable Letter of Credit. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable.

          (b) The Borrower shall pay to each Issuing Bank, for its own account and on demand, such other commissions, issuance fees, transfer fees and other fees, charges and expenses in connection with the Issuance, amendment, transfer, cancellation or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree; provided that in no event shall any Issuing Bank
                          --------
require, after giving effect to the amounts payable to it pursuant to Section 3.05(a) above (in the case of the Issuance of any Letter of Credit), more than the standard fees, charges and expenses which it normally charges in connection with such matters.

          SECTION 3.06.  USE OF LETTERS OF CREDIT.  Any Letters of Credit Issued
                         ------------------------
hereunder shall be used solely (a) to support Obligations of the Borrower and its Subsidiaries not prohibited hereunder, and (b) for the purposes described in the definition of "Commercial Letter of Credit".

                                   ARTICLE IV

                             CONDITIONS OF LENDING

          SECTION 4.01.  CONDITIONS PRECEDENT TO INITIAL BORROWING.  The
                         -----------------------------------------
obligation of each Lender to make an Advance on the occasion of the initial Borrowing is subject to the following conditions precedent:

          (A) SURVIVING DEBT; EXISTING CREDIT AGREEMENT.  All Existing Debt,
              -----------------------------------------
other than the Debt identified on Schedule 5.01(h) (the "SURVIVING DEBT"), shall
                                                         --------------
have been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished; all commitments and other obligations of the "Lenders" (as defined in the Existing Credit Agreement) under the Existing Credit Agreement shall have been terminated; all accrued interest, fees and other amounts payable by the Borrower under the Existing Credit Agreement shall have been paid in full (except amounts in respect of certain letters of credit issued by The Chase Manhattan Bank, N.A. under the Existing Credit Agreement, which letters of credit are identified on Schedule 5.01(h) and shall be backstopped by Letters of Credit Issued hereunder); and the Agent shall have received such UCC termination statements and other instruments and agreements as the Agent may reasonably require to terminate the Liens securing the Obligations under the Existing Credit Agreement.

          (B) MATERIAL ADVERSE CHANGE; ACCURACY OF INFORMATION.  There shall not
              ------------------------------------------------
have occurred since October 31, 1993 a Material Adverse Change, and all written information provided by or on behalf of the Borrower or any of its Subsidiaries to the Agent or the Lenders on or prior to the date hereof shall be true and correct in all material respects and not incomplete by omitting any information necessary to make the information provided not misleading in any material respect.

          (C) LITIGATION.  There shall exist no action, suit, investigation,
              ----------
litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that
(i) could reasonably be expected to have a Material Adverse Effect, or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

          (D) PAYMENT OF FEES.  The Borrower shall have paid all accrued fees
              ---------------
and expenses of the Agent and the Lenders (including any fees payable to the Agent on the Closing Date pursuant to Section 2.07 and, to the extent set forth in a written billing statement delivered to the Borrower prior to the Closing Date, the accrued fees and expenses of counsel to the Agent).

          (E) DELIVERY OF DOCUMENTS.  The Agent shall have received on or before
              ---------------------
the day of the initial Borrowing the following, each dated such day (unless otherwise specified) and (except for the Notes, if any) in sufficient copies for each Lender:

              (i) Notes to the order of each Lender that shall have submitted a written request therefor to the Agent not fewer than 2 Business Days prior to the Closing Date.

              (ii) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving the execution, delivery and performance of this Agreement, any Notes issued hereunder and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes, if any, and each other Loan Document.

              (iii) A copy of the certificate or articles of incorporation of the Borrower and each other Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial Borrowing) by the Secretary of State of the state of such Loan Party's incorporation as being a true and correct copy thereof.

              (iv) With respect to each Loan Party, a copy of a certificate of the Secretary of State of the state of such Loan Party's incorporation, dated reasonably near the date of the initial Borrowing, listing the certificate or articles of incorporation of such Loan Party and each amendment thereto on file in such Secretary of State's office and certifying that (A) such amendments are the only amendments to such Loan Party's certificate or articles of incorporation on file in such Secretary of State's office, (B) (to the extent such certification is available) such Loan Party has paid all franchise taxes to the date of such certificate, and (C) such Loan Party is duly incorporated and in good standing under the laws of such state.

              (v) A certificate of each Loan Party, signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate with respect to such Loan Party referred to in Section 4.01(e)(iv), (B) a true and correct copy of the bylaws of such Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation and good standing of such Loan Party as a corporation organized under the laws of the state of such Loan Party's incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties of such Loan Party contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

              (vi) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign the Loan Documents to which such Loan Party is or is to be a party and the other documents to be delivered hereunder and thereunder.

              (vii) A security agreement in substantially the form of Exhibit
     E (as amended from time to time in accordance with its terms, the "SECURITY
                                                                        --------
     AGREEMENT"), duly executed by each Loan Party, together with:
     ---------

                    (A) certificates representing the Pledged Shares referred to therein, accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt, if any, referred to therein indorsed in blank;

                     (B) UCC financing statements executed by each Grantor (as defined in the Security Agreement) with respect to such jurisdictions and in such form as the Agent may require;

                     (C) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Agent or the Required Lenders may request in order to perfect and protect the Liens created thereby;

                     (D) evidence reasonably obtainable prior to the date of the initial Borrowing of the insurance required by the terms of the Security Agreement;

                     (E) evidence that all other action that the Agent or the Required Lenders may request in order to perfect and protect the Liens created by the Security Agreement has been taken.

              (viii) A guaranty in substantially the form of Exhibit F (as amended from time to time in accordance with its terms, the "GUARANTY"),
                                                                  --------
     duly executed by each Subsidiary of the Borrower identified therein as a "Guarantor" as of the Closing Date.

          (f) A favorable opinion of (i) Davis Polk & Wardwell, special counsel to the Borrower, in substantially the form of Exhibit G and as to such other matters as the Agent or the Required Lenders may reasonably request, (ii) the Vice President-General Counsel of the Borrower, in substantially the form of Exhibit H and as to such other matters as the Agent or the Required Lenders may reasonably request, and (iii) Sidley & Austin, special California counsel to the Borrower, in substantially the form of Exhibit I.

          (g) A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

          (h) Such other financial, business and other information regarding each Loan Party as the Agent or the Required Lenders shall have reasonably requested.

          SECTION 4.02.  CONDITIONS PRECEDENT TO EACH BORROWING AND ISSUANCE.
                         ---------------------------------------------------
The obligation of each Lender to make an Advance (other than an L/C Advance) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrower to request the issuance of Letters of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or Issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or issuance such statements are true):

             (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, specifically refer to a date other than the date of such Borrowing or Issuance; and

              (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Agent shall not have received any notification from the Required Lenders (sufficiently in advance of any proposed Borrowing or issuance of a Letter of Credit to act thereupon) that any condition precedent set forth above in this Section 4.02 (and, in the case of the initial Borrowing, Section 4.01) has not then been satisfied.

          SECTION 4.03.  DETERMINATIONS UNDER ARTICLE IV.  For purposes of
                         -------------------------------
determining compliance with the conditions specified in Sections 4.01 and 4.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders (or the Required Lenders) unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the applicable Borrowing or Issuance specifying its objection thereto and, in the case of any such Borrowing, such Lender shall not have made available to the Agent such Lender's ratable portion of such Borrowing. In the absence of any such notice or actual knowledge to the contrary, the Agent shall be entitled to assume that such conditions are satisfied and shall have no liability or duty for the making or funding of any Advances, or the Issuance of any Letters of Credit, at a time when any applicable condition set forth in
Section 4.01 or 4.02 has not been met.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

          SECTION 5.01.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER.  The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          (A) ORGANIZATION; CORPORATE POWERS.  Each Loan Party (i) is a
              ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate and encumber its properties and to carry on its business as now conducted and as proposed to be conducted.

          (B) AUTHORITY; ENFORCEABILITY.  Each Loan Party has the requisite
              -------------------------
corporate power and authority (i) to execute, deliver and perform each of the Loan Documents executed or to be executed by it, and (ii) to file the Loan Documents filed by it, or to be filed by it, with each appropriate Governmental Authority. The execution, delivery and performance (or filing, as the case may be) by each Loan Party of each of the Loan Documents to which it is or is to be a party and the consummation of the transactions contemplated thereby, have been duly approved by the Board of Directors of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions. Each Loan Document to which the Borrower or any of its Subsidiaries is, or is required by the terms hereof, to be party and which is required to have been delivered on or before each date that this representation and warranty is made or is deemed to have been made, has been duly executed and delivered by the Borrower and/or such Subsidiary, as the case may be, and constitutes each such Person's legal, valid and binding obligation, enforceable against such Person in accordance with its terms, and is in full force and effect.

          (C) SUBSIDIARIES AND OWNERSHIP OF CAPITAL STOCK.  Set forth on
              -------------------------------------------
Schedule 5.01(c) hereto is a complete and accurate list, as of the date hereof, of all Subsidiaries of the Borrower whose total assets are equal to or greater than $1,000,000. Schedule 5.01(c) hereto also sets forth as of the date hereof
(i) the number of issued and authorized shares of each class of capital stock of each such Subsidiary of the Borrower and (ii) the identity of the holders of all shares of each class of capital stock of each such Subsidiary of the Borrower. Except as set forth on Schedule 5.01(c), as of the Closing Date, no capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of the Borrower or any Subsidiary of the Borrower is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of the Borrower and each Subsidiary of the Borrower is duly authorized, validly issued, fully paid and nonassessable.

          (D) NO CONFLICT.  The execution, delivery and performance by each Loan
              -----------
Party of each Loan Document to which it is party and the consummation of the transactions contemplated thereby do not and will not (i) constitute a tortious interference with any Contractual Obligation of the Borrower or any of its Subsidiaries to any Person, or (ii) conflict with or violate such Loan Party's certificate or articles of incorporation or bylaws, or other organizational documents, as the case may be, or (iii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any material Requirement of Law or material Contractual Obligation of the Borrower or any of its Subsidiaries, or require termination of any material Contractual Obligation of any such Person (other than the Existing Credit Agreement and the Contractual Obligations relating thereto), or (iv) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens in favor of the Agent arising pursuant to the Loan Documents or Liens permitted pursuant to
Section 6.02(a)), or (v) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party, except for corporate authorizations described in Section 5.01(b) which have been obtained and are in full force and effect on the Closing Date.

          (E) GOVERNMENTAL CONSENTS.  The execution, delivery and performance by
              ---------------------
each Loan Party of each Loan Document to which it is a party and consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except for (i) filings with the Securities and Exchange Commission under the Securities Exchange Act and filings to perfect the Liens created by the Collateral Documents which have been, or will in due course prior to the time required, be made and (ii) filings required for the Agent to receive payments directly from the United States government under the Assignment of Claims Act, 31 U.S.C. (S) 3277 and 41 U.S.C. (S) 15, which shall be made upon the request of the Agent in accordance with Section 8 of the Security Agreement.

          (F) GOVERNMENTAL REGULATION.  Neither the Borrower nor any Subsidiary
              -----------------------
of the Borrower is subject to regulation under (i) the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or (ii) any other federal or state regulatory scheme such that its ability to incur Debt is limited or its ability to consummate the transactions contemplated hereby is materially impaired.

          (G) FINANCIAL STATEMENTS AND CONDITION.  Complete and accurate copies
              ----------------------------------
of the following financial statements and materials have been delivered to each of the Lenders: the Annual Report of the Borrower on Form 10-K for Fiscal Year 1993 (including audited financial statements) and the Quarterly Report of the Borrower on Form 10-Q for each of the first three quarters of Fiscal Year 1994. All financial statements included in such materials furnished to any Lender, and all Annual Reports of the Borrower on Form 10-K and Quarterly Reports of the Borrower on Form 10-Q delivered after the Closing Date, were prepared in conformity with GAAP consistently applied, except as otherwise noted therein, and fairly present the Consolidated financial position of the Borrower and its Subsidiaries as at the respective dates thereof and the Consolidated results of operations and statement of cash flows of the Borrower and its Subsidiaries for each of the periods covered thereby, subject, in the case of any unaudited interim financial statements, to changes resulting from audit and normal year-end adjustments.

          (H) DEBT.  Set forth on Schedule 5.01(h) hereto is a complete and
              ----
accurate list of all Surviving Debt, showing as of the date hereof the principal amount outstanding thereunder for each issue of Debt having an outstanding principal amount in excess of $250,000.

          (I) SOLVENCY.  Each Loan Party is, individually and together with its
              --------
Subsidiaries, Solvent.

          (J) LITIGATION; ADVERSE EFFECT.  There is no action, suit, proceeding,
              --------------------------
governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending, or to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or any property of any of them which has had or is reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is (i) in violation of any applicable law which violation has had or is reasonably likely to have a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, order, injunction, decree, rule or regulation of any court or Governmental Authority which has had or is reasonably likely to have a Material Adverse Effect.

          (K) NO MATERIAL ADVERSE EFFECT; ADVERSE AGREEMENTS.  Since October 31,
              ----------------------------------------------
1993, after giving effect to this Agreement and the transactions contemplated by the Loan Documents, there has occurred no event which has had or is reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary of the Borrower is a party to or subject to any Contractual Obligation or other restriction contained in their respective charters, bylaws, partnership documents or similar governing documents which has had or is reasonably likely to have a Material Adverse Effect.

          (L) TAX EXAMINATIONS.  As of the date hereof, the Federal income tax
              ----------------
returns of the Borrower for the fiscal years ended (i) October 31, 1986 and prior have been examined by the IRS and are closed by the applicable statutes of limitations, (ii) October 31, 1987 and 1988 have been examined by the IRS and a protest has been filed with the Appeals Division of the IRS to protest certain adjustments proposed by the IRS, (iii) October 31, 1989, 1990, 1991, and 1992 have been examined by the IRS and the changes have been accepted by the Borrower, and (iv) October 31, 1993 has not been examined by the IRS; this return will be subject to review by the Joint Committee of Congress due to the net operating loss carryback to the fiscal year ended October 31, 1990. All deficiencies which have been asserted against the Borrower as a result of such examinations have been fully paid or finally settled or are being contested in good faith, and no issue has been raised in any such examinations which, by application of similar principles, reasonably can be expected to result in assertion of a material deficiency for any other year not so examined that has not been accrued on the Borrower's audited financial statements for its Fiscal Year ended October 31, 1993 that would be required to be so accrued in accordance with GAAP. The Borrower does not anticipate any further material tax liability with respect to any years which have not been closed, taken as a whole. The Borrower has no knowledge of any material Federal income tax liability with respect to open taxable years in excess of amounts accrued on the Borrower's audited financial statements which would be required to be so accrued in accordance with GAAP. For purposes of this Section, the term "THE BORROWER" shall include each other corporation with
                        ------------
which the Borrower files consolidated or combined income tax returns or reports.

          (M) PAYMENT OF TAXES.  All federal and state income tax returns of the
              ----------------
Borrower and all other material tax returns and reports of the Borrower and each Subsidiary of the Borrower required to be filed, have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective properties, assets, income and franchises which are shown on such returns as being due and payable, have been paid when due and payable, except such taxes, if any, that are reserved against in accordance with GAAP, such taxes as are being contested in good faith by appropriate proceedings or such taxes the failure to make payment of which when due and payable would not have, in the aggregate, a Material Adverse Effect. The Borrower has no knowledge of any proposed tax assessment against it or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect.

          (N) PERFORMANCE OF CONTRACTUAL OBLIGATIONS.  Neither the Borrower nor
              --------------------------------------
any Subsidiary of the Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not have or are not reasonably likely to have a Material Adverse Effect.

          (O) MARGIN STOCK.  Neither the Borrower nor any of its Subsidiaries is
              ------------
engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 6.02(a) or 6.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 7.01(e) will be Margin Stock.

          (P) DISCLOSURE.  Neither the Information Memorandum nor the schedules,
              ----------
certificates and other written statements and materials and information furnished by or on behalf of the Borrower or any of its Subsidiaries to the Agent and the Lenders contain any material misstatement of fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made and taken as a whole, not misleading. Neither the Borrower nor any of its Subsidiaries has intentionally withheld any fact known to it which has had or is reasonably likely to have a Material Adverse Effect which has not been set forth or referred to in this Agreement, the other Loan Documents, or such schedules, certificates, statements or information furnished to the Agent and the Lenders.

          (Q) REQUIREMENTS OF LAW.  The Borrower and each of its Subsidiaries is
              -------------------
in compliance with all Requirements of Law (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities laws and "blue sky" laws) applicable to
                                                   --------
them and their respective businesses, in each case, where the failure to so comply would have or is reasonably likely to have a Material Adverse Effect.

          (R) INTELLECTUAL PROPERTY.  The Borrower and each of its Subsidiaries
              ---------------------
own, are licensed or otherwise have the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of their businesses as currently conducted which are material to their condition (financial or otherwise), operations, performance and prospects, taken as a whole. The use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes by the Borrower and each of its Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability on the part of the Borrower or any of its Subsidiaries which has or is reasonably likely to have a Material Adverse Effect.

          (S) ENVIRONMENTAL MATTERS.
              ---------------------

              (i)(A) Except as has not had and is not reasonably likely to have a Material Adverse Effect, the operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower and its Subsidiaries and the Borrower and its Subsidiaries are in compliance in all material respects with all such Environmental Permits, and (B) no circumstances exist that would be reasonably likely to (1) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties that would be reasonably likely to have a Material Adverse Effect or (2) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect.

              (ii) Except as has not had and is not reasonably likely to have a Material Adverse Effect, none of the properties of the Borrower or any of its Subsidiaries is listed or, to the Borrower's knowledge, is proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C.(S) 6991, are located on any property of the Borrower or any of its Subsidiaries or, to the Borrower's knowledge, on any adjoining property.

              (iii) Except as has not had and is not reasonably likely to have a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of the Borrower or any of its Subsidiaries or, to the Borrower's knowledge, any adjoining property, except in compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits.

          (T) ERISA MATTERS.
              -------------

              (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates that has resulted in or is reasonably likely to result in a material liability of any Loan Party or any of its ERISA Affiliates.

              (ii) Schedule B (Actuarial Information) to the 1993 annual report (Form 5500 Series) for each Plan of any Loan Party or any of its ERISA Affiliates, copies of which have been filed with the Internal Revenue Service, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no adverse change in such funding status that has had or would be reasonably likely to have a Material Adverse Effect.

              (iii) Neither any Loan Party nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan in an amount which has had or would be reasonably likely to have a Material Adverse Effect.

              (iv) Neither any Loan Party nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and to the best knowledge of any Loan Party and any of its ERISA Affiliates, no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, in each case except for any such reorganization or termination which would not be reasonably likely to have a Material Adverse Effect.

              (v) Except as set forth in the financial statements referred to in Sections 5.01 and 6.03, the Borrower and its Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (U) NONCONTRAVENTION.  Except as otherwise permitted hereunder, no
              ----------------
Contractual Obligation to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their respective properties is bound or to which any of them or any of their respective properties is subject restricts any of them from granting Liens in their respective property.

          (V) COLLATERAL.  Each Loan Party has good and marketable title with
              ----------
respect to the Collateral in which a security interest has been granted to the Agent by it, and all such Collateral is free and clear of all Liens except Liens permitted by Section 6.02(a).

          (W) INVESTMENTS.  Set forth on Schedule 5.01(w) hereto is a complete
              -----------
and accurate list of all Investments held by any Loan Party (other than Cash Equivalents and Subsidiaries of such Loan Party) as of the Closing Date, showing as of the Closing Date, the amount, obligor or issuer and maturity, if any, thereof.

                                    ARTICLE VI

                           COVENANTS OF THE BORROWER

          SECTION 6.01.  AFFIRMATIVE COVENANTS.  So long as any Advance shall
                         ---------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

          (A)  COMPLIANCE WITH LAWS, ETC.  Comply, and cause each of its
               -------------------------
Subsidiaries to comply, with all Requirements of Law, Contractual Obligations and all restrictive covenants, noncompliance with which would be likely to have a Material Adverse Effect.

          (B)  PAYMENT OF TAXES, ETC.  Pay, and cause each of its Subsidiaries
               ---------------------
to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and
(ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums, nonpayment of which would have a Material Adverse Effect, which have become due and payable and which by law have or may become a Lien (other than a Permitted Lien) upon any of the Borrower's or such Subsidiary's properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such taxes, assessments
                                        --------
and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

          (C)  MAINTENANCE OF PROPERTIES, INSURANCE.  Maintain, and cause each
               ------------------------------------
of its Subsidiaries to maintain, in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all properties material to its or its Subsidiary's operations and make, and cause each of its Subsidiaries to make, all appropriate repairs, renewals and replacements thereof, consistent with past practice. Maintain, and cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance policies and programs consistent with its past practice and customary industry standards for it and its Subsidiaries.

          (D)  PRESERVATION OF CORPORATE EXISTENCE, ETC.  Maintain, and cause
               ----------------------------------------
each of its Subsidiaries to maintain, its corporate existence (other than Subsidiaries which are not Guarantors, if the failure to maintain their corporate existence would not, in the aggregate for all such Subsidiaries, have a Material Adverse Effect and except as permitted by Section 6.02(d)) and preserve and keep in full force and effect its rights and franchises the loss or termination of which would be likely to have a Material Adverse Effect.

          (E)  VISITATION RIGHTS; BOOKS AND RECORDS.  Permit, and cause each of
               ------------------------------------
its Subsidiaries to permit, any authorized representative designated by the Agent or any Lender to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (each such visitation and inspection by or on behalf of any Lender shall be at such Lender's expense and, for so long as no Default shall have occurred or is continuing, each such visitation and inspection by or on behalf of the Agent shall be at the Agent's expense) and keep, and cause each of its Subsidiaries to keep, proper books of record and account in which entries in conformity with GAAP (and all legal requirements) shall be made of all dealings and transactions in relation to their businesses and activities.

          (F)  COLLATERAL DOCUMENTS.  Deliver, and cause each of its
               --------------------
Subsidiaries to deliver, share certificates and other instruments and documents (including, without limitation, evidence of the insurance required by the Security Agreement) and take actions, and cause each of its Subsidiaries to take actions, necessary or desirable in the judgment of, or requested by, the Agent or the Required Lenders to perfect, preserve, protect or evidence any Lien securing, or intended to secure, the Obligations of the Loan Parties under the Loan Documents or the priority thereof.

          (G)  ADDITIONAL GUARANTORS.  Promptly cause each Guarantor and each
               ---------------------
Subsidiary of the Borrower (other than a Foreign Subsidiary) which at any time has total assets with a value (determined in accordance with GAAP) equal to or greater than $1,000,000 to execute and deliver to the Agent an amendment to the Guaranty, in substantially the form of Exhibit J (whereby such Subsidiary shall become a Guarantor) and promptly execute and deliver to the Agent, and cause such Subsidiary to execute and deliver to the Agent, an amendment to the Security Agreement, in substantially the form of Exhibit K (whereby such Subsidiary shall grant a Lien on those of its assets described in the Security Agreement) and promptly pledge to the Agent or cause to be pledged to the Agent all of the outstanding capital stock of such Subsidiary owned by any Loan Party to secure the Obligations under the Loan Documents and promptly take, and cause such Subsidiary and each other Loan Party to take all action necessary or (in the opinion of the Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the Collateral Documents, as amended pursuant to this Section 6.01(g).

          SECTION 6.02.  NEGATIVE COVENANTS.  So long as any Advance shall
                         ------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will not, at any time, without the written consent of the Required Lenders or, if required under Section 9.01, of all of the Lenders:

          (A)  LIENS, ETC.  Create, incur, assume or suffer to exist, or permit
               ----------
any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement (other than financing statements filed for protective purposes in connection with true leases) that names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the
- - ---------  -------
following:

               (i) Liens created by the Collateral Documents and (with the consent of the Required Lenders) Liens securing Permitted Refinancings;

               (ii) Liens set forth on Schedule 6.02(a) and Liens on the same property securing any refinancing permitted under Section 6.02(b)(ii) of Debt secured by such Liens;

               (iii) Permitted Liens;

               (iv) Liens with respect to judgments or attachments which do not result in a Default under or other breach of any other provision of this Agreement or any other Loan Document;

               (v) purchase money Liens (including the interest of a lessor under a Capitalized Lease) and Liens on property existing at the time of acquisition thereof by the Borrower or any of its Subsidiaries securing Debt permitted by Section 6.02(b)(vi), and Liens on the same property securing any refinancing of any such Debt (without increase in the principal amount of such Debt); and

               (vi) payments to Northholme Partners under the Bermite Development Agreement.

          (B)  DEBT.  Create, incur, assume or suffer to exist, or permit any of
               ----
its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i)    Debt under the Loan Documents;

               (ii) the Surviving Debt, and Debt of a Person extending, renewing, replacing or refinancing Surviving Debt (other than any such Surviving Debt consisting of letters of credit) of that Person (or Debt of the Borrower extending, renewing, replacing or refinancing Surviving Debt of any of its Subsidiaries) on terms (when incurred and as amended from time to time) not materially less favorable to the Person incurring such Debt than the terms of such Surviving Debt and in any event not resulting in an increase in the principal amount outstanding thereunder;

               (iii) Subordinated Debt in an aggregate outstanding principal amount not to exceed at any time $25,000,000;

               (iv) unsecured Debt (in addition to Debt otherwise expressly permitted hereunder) of the Borrower and its Subsidiaries in an aggregate principal amount outstanding at any time under this clause (iv) not to exceed $5,000,000;

               (v) (A) Debt of the Borrower to any Subsidiary of the Borrower, (B) Debt of any Domestic Guarantor to the Borrower or any Subsidiary of the Borrower and (C) Debt of any Subsidiary of the Borrower (other than a Domestic Guarantor) to the Borrower or any Subsidiary of the Borrower, provided, that the aggregate outstanding principal amount of Debt
               --------
     for all such Subsidiaries permitted by clause (C) shall not at any time exceed $3,000,000;

               (vi) Capitalized Leases and purchase money Debt incurred to finance the acquisition of fixed assets, and Debt incurred to refinance such Capitalized Leases and purchase money Debt, in an aggregate outstanding principal amount not at any one time exceeding $5,000,000;

               (vii)  Permitted Refinancings;

               (viii) Debt of the Borrower consisting of guaranties of Debt of the Borrower's Subsidiaries permitted under this Section 6.02(b) or other Obligations of the Borrower's Subsidiaries permitted hereunder;

               (ix) Debt in respect of surety bonds and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Borrower or its Subsidiaries or in connection with judgments which do not result in an Event of Default hereunder or other breach hereof;

               (x) Debt consisting of dividends and other payments permitted by Section 6.02(g);

               (xi) (A) Debt (in an aggregate principal amount not in excess of $1,000,000 outstanding at any time) in respect of letters of credit (other than Letters of Credit issued hereunder and other than letters of credit to the extent backstopped by Letters of Credit issued hereunder) and
     (B) Debt in respect of letters of credit to the extent backstopped by Letters of Credit issued hereunder, provided, that any such Debt under this
                                         --------
     clause (xi) is not at any time more than three Business Days past due;

               (xii) Debt of the Borrower with respect to Interest Rate Contracts entered into to protect against fluctuations in interest rates (and not for speculative investment), provided, that the aggregate notional
                                           --------
     amount of all Interest Rate Contracts outstanding on any day does not exceed $90,000,000;

               (xiii) Debt of the Borrower with respect to Currency Hedging Agreements, provided, that the aggregate notional amount of all Currency
                 --------
     Hedging Agreements outstanding on any day does not exceed $10,000,000;

               (xiv)  judgments or attachments secured by Liens permitted by
     Section 6.02(a)(iv); and

               (xv) obligations under the Bermite Development Agreement to pay fees or other cash remuneration or compensation to or for the account of Northholme Partners for development services.

          (C) NEGATIVE PLEDGE.  Create or otherwise permit to exist or become
              ---------------
effective, or permit any of its Subsidiaries to create or otherwise permit to exist or become effective, any consensual restriction on the ability of the Borrower or any of its Subsidiaries to grant Liens on its property or assets other than (i) restrictions contained in agreements for the sale or lease of assets if such sale or lease is permitted hereunder, and (ii) restrictions applicable to assets subject to Liens permitted hereunder.

          (D) MERGERS, ETC.  Merge into or consolidate with any Person or permit
              ------------
any Person to merge into it, or permit any of its Subsidiaries to do so, except that a Subsidiary of the Borrower may merge into the Borrower or another Subsidiary of the Borrower, provided, that (A) before and after giving effect to
                            --------
the merger, no Default has occurred and is continuing and (B) if one Subsidiary party to the merger is a Guarantor and is not the surviving entity, the merger shall not be permitted until all actions necessary to cause the surviving entity to become a Guarantor and to preserve and protect the Liens on the property and capital stock of the Guarantor created by the Collateral Documents (and the priority thereof) shall have been taken.

          (E) SALES, ETC. OF ASSETS.  Sell, lease, transfer or otherwise dispose
              ---------------------
of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any Collateral (other than sales of inventory in the ordinary course of business) or any substantial part of its assets other than Collateral, including, without limitation, any manufacturing plant or substantially all assets constituting the business of a division, branch or other unit operation, or grant any option or other right to purchase, lease or otherwise acquire any Collateral other than inventory to be sold in the ordinary course of its business, except:

               (i) sales of equipment by the Borrower or any of its Subsidiaries to the extent that such equipment is traded in for credit against the purchase price of similar replacement equipment or that the proceeds of such sale are promptly applied to the purchase price of such replacement equipment;

               (ii)  sales or other dispositions of obsolete equipment;

               (iii) sales of Cash Equivalents for cash;

               (iv)  transfers which are Investments permitted (when made) under
     Section 6.02(f);

               (v) the sale, lease, transfer or other disposition by the Borrower and its Subsidiaries of assets identified on Schedule 6.02(e)(v) so long as (A) each such sale, lease, transfer or other disposition is for fair market value, and (B) the consideration received in each such transaction is cash (except for non-cash consideration in the form of promissory notes or similar instruments in an aggregate amount for all such transactions (and all transactions under Section 6.02(e)(vii)) at any time outstanding not to exceed $4,000,000 so long as each such promissory note or similar instrument is, promptly upon receipt thereof, pledged to the Agent pursuant to the Security Agreement);

               (vi) the sale, lease, transfer or other disposition of assets in the ordinary course of business (A) by the Borrower to any Domestic Guarantor, and (B) by any Subsidiary of the Borrower to the Borrower or any Domestic Guarantor; and

               (vii) the sale, lease, transfer or other disposition of assets by the Borrower and its Subsidiaries not otherwise permitted under this
     Section 6.02(e) in an aggregate amount (based on the fair market value of such assets as determined in good faith by the Borrower) for all such transactions since the Closing Date not to exceed 10% of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter of the Borrower and its Subsidiaries prior to the consummation of such transaction (which determination shall be made as of the consummation of each such transaction) so long as (A) each such sale, lease, transfer or other disposition is for fair market value, and (B) the consideration received in each such transaction is cash (except for non-cash consideration in the form of promissory notes or similar instruments in an aggregate amount for all such transactions (and all transactions under Section 6.02(e)(v)) at any time outstanding not to exceed $4,000,000 so long as each such promissory note or similar instrument is, promptly upon receipt thereof, pledged to the Agent pursuant to the Security Agreement); provided, however, that this clause (vii) shall permit the sale
                 --------  -------
     of capital stock of any Subsidiary of any Person only to the extent that such sale consists of 100% of such capital stock and is otherwise permitted hereunder.

          (F) INVESTMENTS IN OTHER PERSONS.  Make or hold, or permit any of its
              ----------------------------
Subsidiaries to make or hold, any Investment in any Person other than

               (i)    Investments in Cash Equivalents;

               (ii)   Investments existing on the Closing Date and identified on
     Schedule 5.01(w) and Investments in Subsidiaries made prior to the Closing Date;

               (iii) Investments consisting of capital contributions made by the Borrower or any Domestic Guarantor after the Closing Date to any Subsidiary of the Borrower, provided that the unrecovered amount of all
                                 --------
     such Investments made after the Closing Date in Subsidiaries which are not wholly owned Domestic Guarantors shall not exceed $1,000,000 and, at the time any such Investment is made, no Default has occurred and is continuing;

               (iv)   Investments consisting of Debt permitted pursuant to
     Section 6.02(b);

               (v) Operating Investments (in addition to Investments otherwise expressly permitted hereunder) so long as no Default has occurred and is continuing or would occur as a result of the consummation thereof; and

                      (A) the amount of each such Investment (or series of related Investments) does not exceed 10% of the total assets of the Borrower and its Subsidiaries (determined on a Consolidated basis in accordance with GAAP at the time of such Investment); and

                      (B) the cumulative amount of all Operating Investments made during any period of twelve consecutive months (including the period prior to the Closing Date), whether or not outstanding or recovered, does not exceed $35,000,000;

               (vi) other Investments in joint ventures in which the Borrower or any Domestic Guarantor has an interest, provided that the aggregate
                                                --------
     amount of all such Investments in joint ventures pursuant to this clause (vi) shall not exceed $2,000,000;

               (vii) Investments constituting non-cash consideration permitted to be received in connection with dispositions of assets permitted under
     Section 6.02(e);

               (viii) Investments by the Borrower (in addition to Investments otherwise expressly permitted hereunder) provided, that the sum of the
                                              --------
     outstanding amount of all such Investments which are Debt and the unrecovered amount of all such equity Investments shall not at any time exceed $3,000,000; and

               (ix) Investments by the Borrower and its Subsidiaries received in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business.

          (G)  DIVIDENDS, ETC.  Declare or pay any dividends, purchase, redeem,
               --------------
retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or permit any of its Subsidiaries to pay any dividends or purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell (except to the Borrower or a Domestic Guarantor) any of such Subsidiary's capital stock or any warrants, rights or options to acquire such capital stock, except:

               (i) any dividends or distributions on the capital stock of a Subsidiary of the Borrower to the Borrower or any of its Subsidiaries and ratably to any other holder of such capital stock, provided, that if any
                                                        --------
     such dividends or distributions are paid to any Subsidiary of the Borrower, then the Subsidiary or Subsidiaries receiving such dividend or distribution shall simultaneously pay a dividend or distribution to the Borrower in the same amount;

               (ii) so long as no Event of Default has occurred and is continuing, any dividend by the Borrower or any of its Subsidiaries in respect of (and paid to the holders of) such Person's common stock which dividend is payable solely in shares of such Person's common stock;

               (iii) so long as no Event of Default has occurred and is continuing, payments due on outstanding claims or rights with respect to unclaimed dividends and other similar claims or rights with respect to the Borrower's capital stock (and the capital stock of present and former Subsidiaries of the Borrower) listed on Schedule 6.02(g), provided, that
                                                               --------
     the aggregate amount of such payments since the Closing Date shall not exceed $2,000,000;

               (iv) so long as no Event of Default has occurred and is continuing, cash dividends on the Series D Participating Convertible Preferred Stock, par value $1.00 per share, of the Borrower in accordance with the terms thereof, but in any event in an aggregate amount not exceeding $5,000 multiplied by the number of years (or fractions thereof) during which such Securities have been outstanding;

               (v) so long as no Event of Default has occurred and is continuing, cash dividends on the $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Borrower in accordance with the terms thereof, but in any event in an amount not exceeding $100,000 in any period of twelve consecutive months since the Closing Date;

               (vi) so long as no Event of Default has occurred and is continuing, cash dividends on the common stock of the Borrower (or cash payments in connection with the redemption, retirement or acquisition by the Borrower of its common stock (including in connection with the exercise of employee stock options)) after the Closing Date, provided, that at the
                                                         --------
     time of any such dividend or payment (A) the Fixed Charge Coverage Ratio for the four quarter period ending on the last day of the then most recently ended fiscal quarter of the Borrower is greater than 1.75 to 1.00 and (B) the cumulative amount of all such dividends and payments does not exceed $100,000 plus 20% of the Consolidated Net Income of the Borrower and
                     ----
     its Subsidiaries from the first day of the first fiscal quarter of the Borrower after the Closing Date through the last day of the then most recently ended fiscal quarter of the Borrower and computed on a cumulative basis in accordance with GAAP;

               (vii) so long as no Event of Default has occurred and is continuing, cash expenditures by the Borrower in connection with the exercise of employee stock options in an aggregate amount not to exceed $5,000,000;

               (viii) so long as no Event of Default has occurred and is continuing, payments not exceeding $220,000 in the aggregate in respect of the redemption or conversion of the $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Borrower; and

               (ix) any Foreign Subsidiary may issue or sell capital stock to Persons other than the Borrower or a Domestic Guarantor to the extent necessary to comply with applicable laws of non-U.S. jurisdictions relating to investments by foreigners.

          (H)  CHANGE IN NATURE OF BUSINESS.  Engage, or permit any of its
               ----------------------------
Subsidiaries to engage, in any business other than (i) the businesses engaged in by it and its Subsidiaries as of the Closing Date, (ii) any business entered into in connection with an Operating Investment, and (iii) any business or activities which it deems substantially similar, related or incidental thereto.

          (I)  CHARTER AMENDMENTS.  Adopt, or permit any of its Subsidiaries to
               ------------------
adopt, any amendment to the certificate of incorporation or bylaws of the Borrower or any of its Subsidiaries, other than any amendment which could not impair the rights or interests of the Agent or any Lender.

          (J)  ACCOUNTING CHANGES.  Make or permit, or permit any of its
               ------------------
Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

          (K)  PREPAYMENTS, ETC. OF SUBORDINATED DEBT.  Prepay, redeem,
               --------------------------------------
purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Subordinated Debt, or amend, modify or change in any manner any term or condition of any Subordinated Debt (other than amendments, modifications and changes which, either individually or in the aggregate, could not adversely affect the rights or interests of the Agent or any Lender), or permit any of its Subsidiaries to do any of the foregoing.

          (L)  PARTNERSHIPS.  Become a general partner in any general or limited
               ------------
partnership, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership.

          (M)  MARGIN REGULATIONS.  Apply, or permit any of its Subsidiaries to
               ------------------
apply, the proceeds of any credit extended under this Agreement in any manner which might cause the extension of credit or the application of such proceeds to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates such credit is extended.

          (N)  TRANSACTIONS WITH AFFILIATES.  Enter into or permit to exist, or
               ----------------------------
permit any of its Subsidiaries to enter into or permit to exist, directly or indirectly, any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower, on terms that are less favorable to the Borrower or such Subsidiary than those that might be obtained in an arm's length transaction at the time from Persons who are not such an Affiliate; provided, however, that
                                                        --------  -------
nothing contained in this Section 6.02(n) shall prohibit:

               (i) any transaction expressly permitted by Section 6.02(b)(v) and (viii), 6.02(f) or 6.02(g);

               (ii)   customary directors' and officers' indemnities;

               (iii)  customary directors' fees;

               (iv) reasonable compensation to officers consistent with past practice;

               (v) any transaction among the Borrower and its Subsidiaries expressly permitted by Section 6.02(e)(vi); and

               (vi) administrative services provided by the Borrower to its Subsidiaries in the ordinary course of business consistent with past practice.

          SECTION 6.03.  REPORTING REQUIREMENTS.  So long as any Advance shall
                         ----------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish (or cause to be furnished) to the
Lenders:

          (A) DEFAULT NOTICE.  Promptly, and in any event within five Business
              --------------
Days, upon any officer of the Borrower or any of its Subsidiaries obtaining knowledge of (i) the existence of a Default, or becoming aware that any Lender has given any notice with respect to a claimed Default under this Agreement, or
(ii) any condition or event which has or would be reasonably likely to have a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given by such Lender and the nature of such claimed Default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto.

          (B) MONTHLY REPORTS.   Not later than 21 Business Days after the end
              ---------------
of each fiscal month of the Borrower (subject to the proviso set forth below), a written report for such fiscal month, which shall be signed by the chief financial officer, controller or treasurer of the Borrower and which shall set forth, for such month and as of the last Business Day of such month, in substantially the form submitted to the Lenders (as defined therein) pursuant to the Existing Credit Agreement, Consolidated and consolidating summaries of sales and profits for that month and for the period from the beginning of the current Fiscal Year to the end of that month, showing in comparative form for such month and year-to-date periods (i) the Consolidated figures for the corresponding periods of the previous Fiscal Year and (ii) the Consolidated figures for the corresponding periods contained in the most recent plan or budget delivered pursuant to Section 6.03(f); provided, however, that in the case of a fiscal
                             --------  -------
month which (A) is the last fiscal month of any of the first three fiscal quarters of a fiscal year, the foregoing report for that month shall be delivered no later than 45 calendar days after the last day of that month, and
(B) is the last fiscal month of a Fiscal Year, the foregoing report for that month shall be delivered no later than 90 calendar days after the last day of that month.

          (C) QUARTERLY FINANCIALS.  As soon as practicable, and in any event
              --------------------
within 45 days after the end of each fiscal quarter in each Fiscal Year (or 90 days after the end of fiscal quarters which are the last fiscal quarter of a Fiscal Year), the Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and related Consolidated statements of income and Consolidated statements of cash flow of the Borrower and its Subsidiaries for such quarter, setting forth in comparative form on the basis of fiscal quarterly periods in each case (i) the Consolidated figures for the corresponding periods of the previous Fiscal Year and (ii) the Consolidated figures for the corresponding periods contained in the most recent financial projections delivered pursuant to Section 6.03(f) (or, if no such financial projections have yet been so delivered, the financial projections delivered prior to the Closing Date), together with a summary consolidating schedule of aged accounts and inventory, all in reasonable detail and certified by the chief financial officer, controller or treasurer of the Borrower as, to the extent applicable, having been prepared in accordance with GAAP and as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as at the dates and for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

          (D) ANNUAL FINANCIALS.  As soon as practicable, and in any event
              -----------------
within 90 days after the end of each Fiscal Year, Consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related Consolidated statements of income and Consolidated statements of cash flow of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the Consolidated figures for the Borrower and its Subsidiaries for the previous Fiscal Year, all in reasonable detail and accompanied by (i) a report thereon of independent certified public accountants of recognized national standing satisfactory to the Required Lenders, which report shall state without qualification that such Consolidated financial statements present fairly, in all material respects, the financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) a written statement of such independent certified public accountants that nothing has come to their attention to cause such independent certified public accountants to believe that the calculations contained in the Compliance Certificate delivered pursuant to Section 6.03(e) (together with such financial statements) are inaccurate.

          (E) COMPLIANCE CERTIFICATES.  Together with each delivery of any
              -----------------------
financial statements pursuant to Sections 6.03(c) and 6.03(d), (i) an Officers' Certificate of the Borrower, stating that the executive officers signatory thereto have reviewed the terms of this Agreement, and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries taken as a whole, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Officers' Certificate, of any condition or event which constitutes a Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower or any Subsidiary has taken, is taking and proposes to take with respect thereto, and (ii) an Officers' Certificate, in substantially the form of Exhibit L, demonstrating (and showing calculations) in reasonable detail compliance at the end of such accounting periods with the covenants contained in Sections 6.02 and 6.04 (each such Officers' Certificate, a "Compliance Certificate").

          (F) ANNUAL FORECASTS.  No later than the beginning of each Fiscal
              ----------------
Year, the five-year plan for the Borrower and its Subsidiaries, with financial projections (including, without limitation, projected cash flow), prepared on a quarterly basis for that Fiscal Year and on an annual basis for each of the four succeeding Fiscal Years, and no later than 90 days after the beginning of each Fiscal Year, the annual budget of the Borrower and its Subsidiaries, prepared on a monthly basis for that Fiscal Year, in each case in substantially the form submitted to the Lenders (as defined therein) pursuant to the Existing Credit Agreement, together with all supporting details reasonably requested by the Agent, and certified by the chief executive officer, president, chief financial officer, controller or treasurer of the Borrower as being based on the Borrower's best estimates, information and assumptions at the time, and all such statements to be in reasonable detail and supported by a schedule or schedules enumerating the assumptions therein.

          (G) ERISA EVENTS.  Promptly and in any event within 15 days after any
              ------------
Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the chief financial officer, controller or treasurer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

          (H) PLAN TERMINATIONS.  Promptly and in any event within five Business
              -----------------
Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan.

          (I) MULTIEMPLOYER PLAN NOTICES.  Promptly and in any event within 30
              --------------------------
days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability in excess of $5,000,000 by any such Multiemployer Plan, or (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan which has resulted or is reasonably expected to result in an increase in contributions for any plan year or the imposition of a liability to the Plan in excess of $1,000,000 or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (i) or (ii).

          (J) LITIGATION.  Promptly upon any officer of the Borrower or any of
              ----------
its Subsidiaries obtaining knowledge thereof, notice of (i) the institution of, or threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any such Subsidiary or any property of the Borrower or any such Subsidiary not previously disclosed in writing by the Borrower to the Lenders pursuant to this Section 6.03(j) or
Section 5.01(j), or (ii) any material development in any action, suit, proceeding, governmental investigation or arbitration already disclosed, which, in either case, has had or is reasonably likely to have a Material Adverse Effect, and such other information as may be reasonably available to enable the Lenders and their counsel to evaluate such matters.

          (K) SECURITIES REPORTS.  Promptly upon becoming available, copies of
              ------------------
all financial statements, reports and notices, if any, sent or made available generally by the Borrower to the holders of its securities or filed with the Securities and Exchange Commission, and of all press releases made available generally by the Borrower or any of its Subsidiaries to the public concerning material developments in the business of the Borrower or any such Subsidiary and all notifications on Schedule 13-D received by the Borrower pursuant to the Securities Exchange Act and the rules promulgated thereunder evidencing an increase in ownership of the Borrower's capital stock of 5% or more.

          (L) CREDITOR REPORTS.  Promptly after the furnishing thereof, copies
              ----------------
of any material statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement relating to Debt in excess of $5,000,000 and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.03.

          (M) ENVIRONMENTAL CONDITIONS.  Promptly after the occurrence thereof,
              ------------------------
notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or such property that would be reasonably likely to have a Material Adverse Effect or
(ii)
cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect.

          (N) OTHER INFORMATION.  Such other information regarding the business,
              -----------------
condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender may from time to time reasonably request.

          (O) EXTENSION OF CERTAIN DELIVERY PERIODS.  Notwithstanding any
              -------------------------------------
contrary provision hereof, the financial statements, reports and certificates required to be delivered pursuant to the foregoing Sections 6.03(b), (c), (d),
(e) and (f) with respect to the fiscal year of the Borrower ended October 30, 1994 and with respect to the annual budget of the Borrower for the fiscal year started October 31, 1994 shall not be required to be delivered until 10 days after the date such financial statements, reports, certificates and budget are stated to be due pursuant to such Sections (as applicable).

          SECTION 6.04.  FINANCIAL COVENANTS.  So long as any Advance shall
                         -------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders otherwise consent in writing:

          (A) FIXED CHARGE COVERAGE RATIO.  Maintain for each period of four
              ---------------------------
consecutive fiscal quarters ending on the last day of any fiscal quarter a Fixed Charge Coverage Ratio of not less than 1.50 to 1.0.

          (B) LEVERAGE RATIO.  Maintain at all times a ratio of Consolidated
              --------------
Total Debt to Consolidated Total Capitalization of not greater than 0.50 to 1.0.

          (C) CASH FLOW RATIO.  Maintain at all times a Cash Flow Ratio of not
              ---------------
more than 4.0 to 1.0.

          (D) CONSOLIDATED TANGIBLE NET WORTH.  Maintain a Consolidated Tangible
              -------------------------------
Net Worth, as determined as of the last day of each fiscal quarter, of not less than the sum of (i) 50% of cumulative Consolidated Net Income for all fiscal quarters commencing with and including the fiscal quarter ended October 30, 1994 (but excluding Consolidated Net Income for any fiscal quarter for which Consolidated Net Income is a negative number), and (ii) $65,000,000.

                                  ARTICLE VII

                               EVENTS OF DEFAULT

          SECTION 7.01.  EVENTS OF DEFAULT.  If any of the following events
                         -----------------
("EVENTS OF DEFAULT") shall occur and be continuing:
- - -------------------

          (a) the Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable (or, if such failure to pay is due solely to a failure of the wire transfer payments system and is not attributable to a failure of the Borrower to timely initiate (or attempt to initiate) payment, within one Business Day of the due date thereof), or (ii) interest on any Advance or any fee payable hereunder or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within three Business Days of the date when the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.02, 6.03(a) or 6.04; or

          (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

          (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt (excluding Debt outstanding hereunder) that is outstanding in a principal amount of at least $5,000,000 in the aggregate (it being understood that the principal amount of any Hedge Agreement for purposes of this Section 7.01(e) shall be determined on a "marked to market" basis) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption and other than prepayments required as a result of the sale of an asset which is permitted hereunder or casualty or condemnation), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any material provision of any Loan Document after delivery thereof pursuant to the terms hereof or of any other Loan Document shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

          (i) any Collateral Document after delivery thereof pursuant to the terms hereof or of any other Loan Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby and the Required Lenders shall have determined that such cessation has or is reasonably likely to have a material adverse effect on the rights and remedies of the Agent and/or the Lenders under the Loan Documents; or

          (j) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower (together with any new directors whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of the Borrower; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over Voting Stock of the Borrower (or other securities convertible into such securities) representing 35% or more of the combined voting power of all Voting Stock of the Borrower; or

          (k) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event) exceeds $5,000,000; or

          (l) any Loan Party or any of its ERISA Affiliates shall be in default, as defined in Section 4219(c)(5) of ERISA, with respect to any payment of Withdrawal Liability and the sum of the outstanding balance of such Withdrawal Liability and any amounts awarded under Section 502(g)(2) of ERISA and the outstanding balance of any other Withdrawal Liability that any Loan Party or any of its ERISA Affiliates has incurred exceeds $5,000,000; or

          (m) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount which would reasonably be expected to have a Material Adverse Effect; or

          (n) there shall be any suspension or debarment of any contracting rights of the Whittaker Electronic Systems division of the Borrower (or a division of that division) in effect for more than 120 days from its commencement (or the Borrower shall learn that any such suspension or debarment shall be imposed for a period in excess of 120 days) or there shall be a suspension or debarment of any contracting rights of any other division or Subsidiary of the Borrower in effect for more than 30 days from its commencement (or the Borrower shall learn that any such suspension or debarment will be imposed for a period in excess of 30 days); or

          (o) any order, judgment or decree shall be entered against the Borrower or any of its Subsidiaries decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of 60 days; or the Borrower or any of its Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Total Commitments and the obligation of each Lender to make Advances and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, if any, the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon any such Notes, all outstanding Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or
                        --------  -------
deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the Total Commitments and the obligation of each Lender to make Advances and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, if any, all outstanding Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          SECTION 7.02.  ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON
                         ------------------------------------------------
DEFAULT.  If any Event of Default shall have occurred and be continuing, the
- - -------
Agent may, irrespective of whether it is taking any of the actions described in
Section 7.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Agent on behalf of the Lenders in same day funds at the Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Lenders or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim.

                                 ARTICLE VIII

                                  THE AGENT

          SECTION 8.01.  AUTHORIZATION AND ACTION.  Each Lender hereby appoints
                         ------------------------
and authorizes the Agent to enter into the Collateral Documents and to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes, if any, and the Debt resulting from the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any
       --------  -------
action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

          SECTION 8.02.  AGENT'S RELIANCE, ETC.  Neither the Agent nor any of
                         ---------------------
its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof and the Lender that made any Advance as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note and/or such Lender, as the case may be, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.03.  NATIONSBANK AND AFFILIATES.  With respect to its
                         --------------------------
Commitments, and the Advances made by it and the Notes, if any, issued to it, NationsBank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include NationsBank in its individual capacity. NationsBank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if NationsBank were not the Agent and without any duty to account therefor to the Lenders.

          SECTION 8.04.  LENDER CREDIT DECISION.  Each Lender acknowledges that
                         ----------------------
it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01, Section 5.01 and/or Section 6.03, as the case may be, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 8.05.  INDEMNIFICATION.  Each Lender severally agrees to
                         ---------------
indemnify the Agent (to the extent not promptly reimbursed by the Borrower), from and against such Lender's Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender shall be liable for any
                --------  -------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for such Lender's Pro Rata Share of any costs and expenses payable by the Borrower under Section 9.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Agent for such other Lender's ratable share of such amount.

          SECTION 8.06.  SUCCESSOR AGENTS.  The Agent may resign at any time by
                         ----------------
giving written notice thereof to the Lenders and the Borrower and the Agent may be removed at any time by written notice with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent; provided, however, that so long as no
                                        --------  -------
Event of Default has occurred and is continuing, the Borrower shall have the right to approve any such successor Agent, such approval not to be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Lenders (and approved by the Borrower, if applicable), and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000; provided, however, that so long as no Event of Default has
                    --------  -------
occurred and is continuing, the Borrower shall have the right to approve any such successor Agent, such approval not to be unreasonably withheld or delayed. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such financing statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  ARTICLE IX

                                MISCELLANEOUS

                SECTION 9.01.  AMENDMENTS, ETC.; RELEASE OF COLLATERAL.
                                  ---------------------------------------

                (A) AMENDMENTS, ETC.  No amendment or waiver of any provision
                     ----------------
of this Agreement, the Notes, if any, or any other Loan Document nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
(i) no amendment, waiver or consent shall, unless in writing and signed by the Borrower and all the Lenders, do any of the following at any time: (A) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, if any, and Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (B) amend this Section 9.01, (C) subject the Lenders to any additional obligations, (D) reduce the principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder, or (E) postpone any date fixed for any payment of principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder; provided further that no amendment, waiver or consent
                           -------- -------
unless in writing and signed by the L/C Bank and each other Lender that is then an Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Banks under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing
- - -------- -------
and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note or any other Loan Documents.

                (B) RELEASE OF COLLATERAL.  So long as no Default under Section
                    ---------------------
7.01(a) or (f) and no Event of Default has occurred and is continuing: (i) upon the request of the Borrower, and without the consent of the Lenders or the Required Lenders, the Agent is authorized to (A) release from the Lien of any Collateral Document any item or items of Collateral comprising less than all or substantially all of the Collateral at the time of such release (and, if such Collateral consists of all of the Borrower's or any of its Subsidiaries' interest in any Guarantor, to simultaneously release such Guarantor from its obligations under the Guaranty and the Collateral Documents) and (B) to execute any documents or instruments reasonably requested by the Borrower (as determined by the Agent) in connection therewith, but in each case only if (A) such release is requested in conjunction with the consummation of any sale or other disposition of such Collateral by the Borrower or any of its Subsidiaries (or the creation of any Lien) that is not prohibited by this Agreement, and (B) the Borrower has delivered to the Agent (which shall deliver a copy to each Lender) an Officers' Certificate certifying that no Default under Section 7.01(a) or (f) or Event of Default has occurred and is continuing and that such sale or other disposition (or such creation of a Lien) is not prohibited by this Agreement.

                SECTION 9.02.  NOTICES, ETC.  Except as otherwise expressly
                               ------------
provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to the Borrower, at its address at 10880 Wilshire Boulevard, Los Angeles, California 90024, Telecopier No.: (213) 879-9442, Attention: John K. Otto; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at 901 Main Street, Dallas, Texas 75202, Telecopier No.: (214) 508-3255, Attention: Molly Oxford, Agency Services, with a copy to NationsBank, 444 South Flower Street, Suite 1500, Los

Angeles, California 90071, Attn: Andrea P. Collias; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II, IV or VIII shall not be effective until received by the Agent.

          SECTION 9.03.  NO WAIVER; REMEDIES.  No failure on the part of any
                         -------------------
Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04.  COSTS, EXPENSES.  (a)  The Borrower agrees to pay on
                         ---------------
demand (i) all reasonable costs and expenses of the Agent and the Arranger in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto, with respect to advising the Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agent and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against
                                          -----------------
any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) any Advances or Letters of Credit, any use of the proceeds thereof, any of the transactions contemplated hereby or by the other Loan Documents and any enforcement of rights and remedies hereunder or under any other Loan Document, (ii) any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries, or (iii) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted solely from such Indemnified Party's gross negligence or willful misconduct.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a prepayment pursuant to Section 2.05, a payment or Conversion pursuant to Section
2.06 or 2.08, acceleration of the maturity of the Notes or Advances pursuant to
Section 7.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section
9.07 as a result of a demand by the Borrower pursuant to Section 9.07(a), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. A certificate as to such amounts submitted to the Borrower and the Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error. Any calculation or determination under Sections 2.06, 2.08 4.08 or this Section 9.04(c) shall be made on the assumption that each Lender has funded or will fund each Eurodollar Rate Advance in the applicable interbank market, provided that each such Lender shall be under no obligation to actually fund any Eurodollar Rate Advance in such manner.

          (d) Anything contained herein to the contrary notwithstanding, if any Lender has sold a participation in any of its rights or obligations hereunder and is entitled to any compensation, reimbursement or other payment under
Section 2.06, 2.08, 2.10, or this Section 9.04, the amount payable to such Lender shall be determined and calculated as though no such participation had been sold.

          SECTION 9.05.  RIGHT OF SET-OFF.  Upon (a) the occurrence and during
                         ----------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Agent to declare the Notes and Advances due and payable pursuant to the provisions of
Section 7.01, each Lender and each of is Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes, if any, held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or any such Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice
                         --------  -------
shall not, to the fullest extent permitted by law, affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

          SECTION 9.06.  BINDING EFFECT.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 9.07.  ASSIGNMENTS AND PARTICIPATIONS.  (a)  Each Lender may
                         ------------------------------
and, if demanded by the Borrower (following a demand by such Lender for compensation pursuant to Section 2.08 or 2.10 upon at least 10 Business Days' notice to such Lender and the Agent), will, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Advances owing to it and the Note or Notes, if any, held by
it); provided, however, that (i) each such assignment shall be of a uniform, and
     --------  -------
not a varying, percentage of all rights and obligations under and in respect of all of the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments and Advances of the assigning Lender being assigned pursuant to each such assignment shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Agent shall maintain at its address referred to in Section
9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be
                        --------
conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall, if so requested in writing, execute and deliver to the Agent in exchange for any surrendered Note or Notes a new Note or new Notes to the order of such Eligible Assignee in an amount equal to the Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note or New Notes to the order of the assigning Lender in an amount equal to the Commitments retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the applicable Exhibit hereto.

          (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Lender's obligations under
                   --------  -------
this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note and such Advances for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower and its Subsidiaries furnished to such Lender by or on behalf of the Borrower or any of its Subsidiaries; provided,
                                                                   --------
however, that, prior to any such disclosure, the assignee or participant or
- - -------
proposed assignee or participant shall agree to preserve (in accordance with Section 9.16) the confidentiality of any Confidential Information received by it from such Lender.

          (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 9.08.  GOVERNING LAW.  This Agreement and the Notes, if any,
                         -------------
shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 9.09.  EXECUTION IN COUNTERPARTS.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.10.  NO LIABILITY OF THE ISSUING BANKS.  The Borrower
                         ---------------------------------
assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the
                                                              ------
Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused solely by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 9.11.  CHANGE IN ACCOUNTING PRINCIPLES.  Except as otherwise
                         -------------------------------
provided herein, if any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 5.01(g) are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrower with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found in Sections 6.02 or 6.04, the parties hereto agree to enter into negotiations in order to amend such provisions so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if such changes had not been made; provided, that no change in generally accepted accounting principles that
      --------
would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Required Lenders, to so reflect such change in accounting principles.

          SECTION 9.12.  LIMITATION OF LIABILITY.  No claim may be made by the
                         -----------------------
Borrower, any Lender or any other Person against the Agent, or any Lender or the Affiliates, directors, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith, and the Borrower and each Lender hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 9.13.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                         ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROW IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 9.14.  PERFORMANCE OF OBLIGATIONS.  The Borrower agrees that
                         --------------------------
the Agent may, but shall have no obligation to, make any payment or perform any act required of the Borrower under any Loan Document or take any other action which the Agent in its discretion deems necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to (a) pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (b) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents and to pay all or any part of the premiums therefor and the costs thereof. The Agent shall use its best efforts to give the Borrower notice of any action taken under this Section 9.14 prior to the taking of such action or promptly thereafter.
Any funds advanced by the Agent under this Section 9.14 shall constitute Obligations hereunder and shall be repaid by the Borrower on demand with interest from the date of disbursement by the Agent to the date of payment by the Borrower accrued at the rate applicable at the time interest accrues to a Borrowing of Base Rate Advances.

          SECTION 9.15.  LENDERS' ACTION FOR THEIR OWN PROTECTION ONLY.  The
                         ---------------------------------------------
authority herein conferred upon the Agent and the Lenders, and any action taken by the Agent and the Lenders to review, approve, consult with or be consulted by or otherwise affect the business and operations of the Borrower, will be exercised and taken by the Lenders, their agents and representatives for their own protection only and may not be relied upon by the Borrower or any third party for any purposes whatever; and neither the Lenders, nor their agents or representatives shall be assumed to have assumed any responsibility to the Borrower with respect to any such action herein authorized or taken with respect to the Borrower, or the business or operations of the Borrower. Any review, investigation or inspection conducted by the Lenders or their agents or representatives in order to verify independently the Borrower's satisfaction of any conditions precedent to the disbursement of any Advances, the Borrower's performance of any of its covenants, agreements and obligations under the Loan Documents, or the validity of any representations and warranties made by the Borrower under the Loan Documents (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true) shall not affect (or constitute a waiver by the Lenders of) (a) any of the representations and warranties made by the Borrower under the Loan Documents or the Lenders' reliance thereon or (b) the Lenders' reliance upon any certifications of the Borrower, its agents or representatives required under the Loan Documents or any other facts, information or reports furnished to the Lenders by the Borrower, its agents or representatives.

          SECTION 9.16.  CONFIDENTIALITY; DISCLOSURE.
                         ---------------------------

          (a) The Agent and each of the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement (which has been identified as such by the Borrower) in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and will use such information only in connection with the transactions contemplated by this Agreement, and in any event may make disclosure of any such information (i) to the Agent or any Lender, (ii) to the extent required by law (including statute, rule, regulation or judicial process), (iii) to counsel for any Lender or the Agent or to their respective accountants, each of whom shall also be bound by the confidentiality obligations set forth herein, (iv) to bank examiners and auditors and appropriate government examining authorities, (v) to the extent necessary or appropriate in connection with any litigation to which any Lender or the Agent is a party, or (vi) to any actual or prospective participant in or assignee of any rights and obligations of such Lender under this Agreement.

          (b) Nothing in this Agreement shall require the Borrower to disclose any information if such disclosure would violate any Federal government prohibitions on the disclosure of classified or confidential information.

          SECTION 9.17.  ENTIRE AGREEMENT.  This Agreement, taken together with
                         ----------------
all of the other Loan Documents and all certificates and other documents delivered by the Borrower to the Agent or the Lenders, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

          SECTION 9.18.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE AGENT
                         --------------------
AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN

DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       WHITTAKER CORPORATION,
                                       a Delaware corporation

                                           /s/JOHN K. OTTO
                                       By: ---------------------------------
                                           Title: Treasurer



                                       NATIONSBANK OF TEXAS, N.A.,
                                       as Agent

                                           /s/ ANDREA P. COLLIAS
                                       By: ---------------------------------
                                           Andrea P. Collias
                                           Vice President

                                     Initial Lenders:
                                     ---------------

                                     NATIONSBANK OF TEXAS, N.A.

                                         /s/ ANDREA P. COLLIAS
                                     By: ------------------------------------
                                         Andrea P. Collias
                                         Vice President

                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION


                                         /s/ L. KANNEGIETER
                                     By: ------------------------------------
                                     Title: Vice President

                                     THE BANK OF CALIFORNIA, N.A.

                                         /s/ J. D. WATSON
                                     By: ------------------------------------
                                     Title: Corporate Banking Officer

                                     CITY NATIONAL BANK

                                         /s/ ERICH BOLLINGER
                                     By: ------------------------------------
                                         Erich Bollinger
                                         Vice President

                                     KREDIETBANK N.V.

                                         /s/ ROBERT SNAUFFER
                                     By: ------------------------------------
                                     Title: Robert Snauffer
                                            Vice president

                                         /s/ DIANE M. GRIMMIG
                                     By: ------------------------------------
                                     Title: Diane M. Grimmig
                                            Vice President

                                     SANWA BANK CALIFORNIA

                                         /s/ DEL LORIMER
                                     By: ------------------------------------
                                     Title:

                                     UNION BANK

                                         /s/ ROBERT C. PETERSEN
                                     By: ------------------------------------
                                         Robert C. Petersen
                                         Vice President

                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


                                TERM           REVOLVING             DOMESTIC LENDING          EURODOLLAR LENDING
       NAME OF LENDER         COMMITMENT       COMMITMENT                 OFFICE                     OFFICE
- - --------------------------------------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.    7,875,000        14,625,000          901 Main St.               901 Main St.
                                                                   13th Floor                 13th Floor
                                                                   Dallas, TX  75202          Dallas, TX  75202
- - --------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
Bank of America               5,250,000         9,750,000          333 S. Beaudry Ave.        333 S. Beaudry Ave.
                                                                   Dept. 5583                 Dept. 5583
                                                                   Los Angeles, CA  90017     Los Angeles, CA  90017
- - --------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
Bank of California            5,250,000         9,750,000          550 S. Hope St.            550 S. Hope St.
                                                                   5th Floor                  5th Floor
                                                                   Los Angeles, CA  90071     Los Angeles, CA  90071
                                                                   Attn:  Hisako Sakamoto     Attn:  Hisako Sakamoto
- - --------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
City National Bank            4,375,000         8,125,000          400 N. Roxbury Dr.         400 N. Roxbury Dr.
                                                                   Beverly Hills, CA  90210   Beverly Hills, CA  90210
                                                                   Attn:  Manager             Attn:  Manager
                                                                         Head Office Loans          Head Office Loans

- - --------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
Kredietbank                   1,750,000         3,250,000          125 W. 55th St.            125 W. 55th St.
                                                                   10th Floor                 10th Floor
                                                                   New York, NY  10019        New York, NY  10019
- - --------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
Sanwa Bank                    5,250,000         9,750,000          601 S. Figueroa St.        601 S. Figueroa St.
                                                                   8th Floor                  8th Floor
                                                                   Los Angeles, CA  90071     Los Angeles, CA  90071
- - ---------------------------------------------------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------------------------------------------------
Union Bank                    5,250,000         9,750,000          445 S. Figueroa St.        445 S. Figueroa Street
                                                                   16th Floor                 16th Floor
                                                                   Los Angeles, CA  90071     Los Angeles, CA  90071
                                                                   Attn:  Robert C. Petersen  Attn:  Robert C. Petersen
                                                                         Vice President             Vice President
===========================================================================================================================

                                 EXHIBIT A-1

                               FORM OF TERM NOTE


$[Amount of Lender's
 Term Advance]                                         January 24, 1995


          FOR VALUE RECEIVED, the undersigned, WHITTAKER CORPORATION, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                  --------
____________________ (the "LENDER") the principal sum of [amount of Lender's
                           ------
Term Advance in words] ($________), in twenty (20) consecutive quarterly installments until such principal sum shall be paid in full, on the 21st day of each April, July, October and January of each year, commencing April 21, 1995, the amount payable on each such installment being equal to the amount set forth below opposite the period in which such installment is stated to be due below, as such installment has been reduced by any prepayment received pursuant to
Section 2.05 of the Credit Agreement and applied to such installment:

                                                    AMOUNT OF QUARTERLY
         PERIOD                                         INSTALLMENT
         ------                                         -----------

          Closing Date to January 31, 1996               $________

          February 1, 1996 to and including
            January 31, 1997                             $________

          February 1, 1997 to and including
            January 31, 1998                             $________

          February 1, 1998 to and including
            January 31, 1999                             $________

          February 1, 1999 to and including
            January 31, 2000                             $________

provided, however that the last such installment shall be in the amount
- - --------  -------
necessary to repay in full the aggregate unpaid principal amount of this Note and shall, in any event, be due and payable on January 21, 2000.

          The Borrower promises to pay interest on the unpaid principal amount of this Note from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America and in same day funds to the Lender in accordance with the provisions of Section 2.09(a) of the Credit Agreement. All advances and payments made on account of principal hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note; provided, however, that any failure to make such endorsement
                   --------  -------
on such grid shall in no way impair or endanger the Borrower's obligations hereunder.

          This Note is one of the Term Notes referred to in, and is entitled to the benefits of, (i) the Credit Agreement dated as of January 23, 1995 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") among the
                              ----------------

Borrower, the Lender and certain other lenders and NationsBank of Texas, N.A., as Agent for the Lender and such other lenders, and (ii) the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (a) provides for the making of Term Advances (as defined in the Credit Agreement) to the Borrower, the indebtedness of the Borrower resulting from such Term Advance of the Lender being evidenced by this Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          WHITTAKER CORPORATION,
                                          a Delaware corporation



                                          By  __________________________________
                                              Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

================================================================================
             AMOUNT                                 UNPAID
               OF        TYPE OF     PRINCIPAL    PRINCIPAL     NOTATION
   DATE     ADVANCE      ADVANCE     PAYMENTS      BALANCE      MADE BY
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

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================================================================================

                                  EXHIBIT A-2

                             FORM OF REVOLVING NOTE


$_________________________                               Date:  January 24, 1995


     FOR VALUE RECEIVED, the undersigned, WHITTAKER CORPORATION, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                  --------
__________________________________ (the "LENDER"), for the account of its
                                         ------
Applicable Lending Office (as defined in the Credit Agreement (as hereinafter defined)), the aggregate principal amount of the Revolving Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement on the Revolving Commitment Termination Date (as defined in the Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of each Revolving Advance from the date of such Revolving Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America and in same day funds to the Lender in accordance with the provisions of Section 2.09(a) of the Credit Agreement. Each Revolving Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that any failure to make such endorsement on such
           --------  -------
grid shall in no way impair or endanger the Borrower's obligations hereunder.

     This Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of January 23, 1995 (the "CREDIT
                                                                         ------
AGREEMENT") among the Borrower, the Lender and certain other lenders parties
- - ---------
thereto, and NationsBank of Texas, N.A., as Agent for the Lender and such other lenders. The Credit Agreement, among other things, (i) provides for the making of revolving advances (the "REVOLVING ADVANCES") by the Lender to the Borrower
                            ------------------
from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Advance being evidenced by this Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                        WHITTAKER CORPORATION,
                                        a Delaware corporation



                                        By ________________________________
                                           Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

================================================================================
                                                       UNPAID
              AMOUNT OF     TYPE OF     PRINCIPAL     PRINCIPAL     NOTATION
     DATE      ADVANCE      ADVANCE     PAYMENTS       BALANCE      MADE BY
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

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- - --------------------------------------------------------------------------------

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- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

================================================================================

                                   EXHIBIT B

                          FORM OF NOTICE OF BORROWING

                            _______________, 19____



NationsBank of Texas, N.A.,
as Agent for the Lenders
under the Credit Agreement
(hereinafter defined)
901 Main Street, 13th Floor
Dallas, Texas  75202


               Attention:  Molly Oxford -- Agency Services


Ladies and Gentlemen:

          The undersigned, WHITTAKER CORPORATION, a Delaware corporation, refers to the Credit Agreement, dated as of January 23, 1995 (the "CREDIT AGREEMENT")
                                                            ----------------
(the terms defined therein being used herein as therein defined), among the undersigned, certain LENDERS thereto (the "LENDERS") and NATIONSBANK OF TEXAS,
                                           -------
N.A., as Agent for said Lenders, and hereby gives you notice pursuant to Section
2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection, sets forth below certain information relating to such Borrowing (the "PROPOSED BORROWING"):
                                             ------------------

               (i) The Business Day of the Proposed Borrowing is __________,
     19__.

               (ii) The Facility under which the Proposed Borrowing is requested is the ____________ Facility.

               (iii) The Interest Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

               (iv) The aggregate amount of the Proposed Borrowing is $__________.

               (v) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is ____ month[s].

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing requested hereby and to the application of the proceeds therefrom, as though made on and as of such date, except and only to the extent that any of those representations and warranties relate solely to a date earlier than that of the Proposed Borrowing; and

          (B) no event has occurred and is continuing, or would result from the Proposed Borrowing requested hereby or from the application of the proceeds therefrom, that constitutes a Default.


                                    Very truly yours,

                                    WHITTAKER CORPORATION,
                                    a Delaware corporation



                                    By _____________________________________
                                       Title:

                                   EXHIBIT C

                          FORM OF NOTICE OF ISSUANCE

                              ____________, 19___


NationsBank of Texas, N.A., as Agent
for the Lenders under
the Credit Agreement
(as hereinafter defined)
901 Main Street, 13th Floor
Dallas, Texas  75202


Attention:  Molly Oxford -- Agency Services

[Name and address of
Issuing Bank]


Attention:  __________

Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated as of January 23, 1995 (the "CREDIT AGREEMENT") among WHITTAKER CORPORATION, a Delaware corporation
      ----------------
(the "BORROWER"), NATIONSBANK OF TEXAS, N.A., as Agent and the LENDERS
      --------
thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

       Pursuant to Section 3.02(a) of the Credit Agreement, you are hereby notified that the Borrower requests the issuance (the "PROPOSED ISSUANCE")
                                                            -----------------
     of a Letter of Credit as follows:

               (i) The requested Letter of Credit is a [Commercial] [Financial Standby] [Performance Standby] Letter of Credit.

               (ii) The requested Business Day of the Proposed Issuance is __________, 19__.

               (iii)      The requested Available Amount of such Letter of
                          Credit is
                          $_______________.

               (iv) The requested expiration date of such Letter of Credit is
                             ______________, 19____.

               (v) The name and address of the beneficiary of such requested Letter of Credit is as follows:

                                ------------------------------------
                                ------------------------------------
                                ------------------------------------

               (vi) The requested form of such Letter of Credit and a copy of the Letter of Credit Agreement are attached hereto.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Issuance:

          (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Issuance, before and after giving effect to the Proposed Issuance requested hereby, as though made on and as of such date, except and only to the extent that any of those representations and warranties relate solely to a date earlier than that of the Proposed Issuance; and

          (B) no event has occurred and is continuing, or would result from the Proposed Issuance requested hereby, that constitutes a Default.


                                    Very truly yours,
                                    WHITTAKER CORPORATION,
                                    a Delaware corporation



                                    By_______________________________
                                      Title:

                                 EXHIBIT D

                       FORM OF ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement dated as of January 23, 1995 (the "CREDIT AGREEMENT") among WHITTAKER CORPORATION, a Delaware corporation
      ----------------
(the "BORROWER"), the LENDERS (as defined in the Credit Agreement) and
      --------
NATIONSBANK OF TEXAS, N.A., as agent for the Lenders (the "AGENT").  Terms
                                                           -----
defined in the Credit Agreement are used herein with the same meaning.

          The "ASSIGNOR" and the "ASSIGNEE" as defined on Schedule 1 agree as follows:


          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement Facilities specified on Schedule 1. After giving effect to such sale and assignment, the Assignee's Commitments and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes, if any, held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Sections 4.01, 5.01 and 6.03 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that[, subject to the Borrower's approval as provided in the Credit Agreement,] it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.10 of the Credit Agreement.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall
                                                        --------------
be the date of acceptance hereof by the Agent and delivery of the processing and recordation fee set forth in Section 9.07(a) of the Credit Agreement, unless otherwise specified on Schedule 1.

          5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.


          IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       TO
                           ASSIGNMENT AND ACCEPTANCE

As to each Facility in respect of which
 an interest is being assigned:               Term Facility              Revolving Facility
                                        -------------------------   ---------------------------

     Percentage interest assigned:                ____________%             ______________%

     Assignee's Commitment                         $___________              $____________

     Aggregate outstanding principal               $___________              $____________
     amount of Advances assigned:

     Principal amount of Note payable              $___________               $___________
     to Assignee:

     Principal amount of Note payable              $___________               $___________
     to Assignor:

Effective Date (if other than date of
  acceptance by Agent):                           _______, 19__

                                      [NAME OF ASSIGNOR], as Assignor



                                      By _______________________________________
                                         Title:

                                      Dated: ________________, 19____


                                      [NAME OF ASSIGNEE], as Assignee



                                      By _______________________________________
                                         Title:


                                      Domestic Lending Office:


                                      Eurodollar Lending Office:

Accepted this ____ day
of _________________, 19____

[NAME OF AGENT]



By ______________________________________
   Title:

                                  EXHIBIT E

                                   FORM OF
                              SECURITY AGREEMENT


          This SECURITY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT") is dated as of January
                                            ---------
23, 1995 and is made by WHITTAKER CORPORATION, a Delaware corporation with its principal place of business located at 10880 Wilshire Boulevard, Los Angeles, California 90024 (the "COMPANY"), BLUE BELL LEASE, INC., a California
                       -------
corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, and any future Subsidiary, if any, of the Company that becomes a party to this Agreement (each such party other than the Company is referred to herein as a "SUBSIDIARY GRANTOR" and
                                                   ------------------
together with the Company any other Person agreeing to be bound hereby as a "GRANTOR" are collectively referred to herein as the "GRANTORS") in favor of and
 -------                                              --------
for the benefit of NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK") as agent (together
                                                -----------
with any successor appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the "AGENT") for the financial institutions (the
                               -----
"LENDERS" and, together with the Agent, each a "SECURED PARTY" and,
 -------                                        -------------
collectively, the "SECURED PARTIES") that are or may hereafter become party to
                   ---------------
the Credit Agreement.

          PRELIMINARY STATEMENTS.

          (1) The Agent, the Company, and the Lenders have entered into a Credit Agreement dated as of January 23, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT",
                                                            ----------------
the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have agreed, among other things, and subject to the terms and conditions set forth in the Credit Agreement, to make Advances and issue Letters of Credit for the account of the Company.

          (2) Pursuant to that certain Guaranty (as it may be amended, supplemented or otherwise modified from time to time, the "GUARANTY") of even
                                                           --------
date herewith, the Subsidiary Grantors have guaranteed all obligations of the Company under the Credit Agreement.

          (3) Each Grantor is the owner of the shares (the "PLEDGED SHARES") of
                                                            --------------
stock described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "PLEDGED DEBT") described in Part II
                                            ------------
of said Schedule I and issued by the obligors named therein, in each case to the extent such Pledged Shares and Pledged Debt are attributed on such Schedule to the ownership of such Grantor.

          (4) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lenders under the Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue Letters of Credit under the Credit Agreement, the Grantors, and each of them, hereby agree with the Agent for its benefit and the ratable benefit of the Lenders as follows:

          SECTION 1.  GRANT OF SECURITY.  Each Grantor hereby assigns and
                      -----------------
pledges to the Agent for its benefit and the ratable benefit of the Lenders, and hereby grants to the Agent for its benefit and the ratable benefit of the Lenders a first priority security interest in, all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the following (collectively, the "COLLATERAL"):
                              ----------

               (A) all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all manufacturing, distribution, selling, data processing and office equipment, all machinery, all furniture, furnishings, appliances, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description other than Inventory as hereinafter defined), all fixtures and trade fixtures and all parts thereof and all accessions thereto, excluding from the foregoing any equipment of such Grantor subject to any lien identified on Schedule 6.02(a) of the Credit Agreement (but only excluding such equipment to the extent and for so long as the terms of any such lien prohibit such Grantor from granting a security interest with respect to such equipment) (any and all of the foregoing being the "EQUIPMENT");
                                                              ---------

               (B) all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all goods which are held for sale or lease or to be furnished (or which have been furnished) under any contract of service, or which are raw materials, work in process therefor, finished goods thereof or materials used or consumed in the manufacture or production thereof, and (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all of the foregoing being the "INVENTORY");
                                                                 ---------

               (C) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e), (f), (g),
     (h) or (i) below, being the "RECEIVABLES", and any and all such leases,
                                  -----------
     security agreements and other contracts being the "RELATED CONTRACTS");
                                                        -----------------

               (D) all of the following (the "SECURITY COLLATERAL"):
                                              -------------------

                    (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                    (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                    (iii) all additional shares of stock of any issuer of the Pledged Shares and of any other Subsidiary (with respect to any such other Subsidiary, to the extent required by Section 6.01(g) of the Credit Agreement), from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                    (iv) all additional indebtedness from time to time owed to such Grantor by any obligor of the Pledged Debt or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (E) each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "ASSIGNED
                                                              --------
     AGREEMENTS"), together with, (i) all rights of such Grantor to receive
     ----------
     moneys due and to become due under or pursuant to the Assigned Agreements,
     (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements,
     (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (any and all of the foregoing being the "AGREEMENT COLLATERAL");
                              --------------------

               (F) all of the following (collectively, the "ACCOUNT
                                                            -------
     COLLATERAL"):
     ----------
                    (i) the L/C Cash Collateral Account (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

                    (ii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                    (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                    (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then-existing Account Collateral; and

                    (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then-existing Account Collateral;

               (G) all trademarks and service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated with any and all of the foregoing, throughout the world, in each case whether now or hereafter existing, together with all rights and interests associated with the foregoing, including, without limitation, license royalties, claims or rights against third parties for any past, present or future infringement of any trademark or similar device or registration thereof, or for any injury to the goodwill associated therewith, and all corresponding rights throughout the world (any and all of the foregoing being the "TRADEMARKS");
                                                                   ----------

               (H) all copyrights and all copyrights of works based on, incorporated in, derived from or relating to works covered by any such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by any such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, in each case whether now or hereafter existing, together with all rights associated with the foregoing, including, without limitation, license royalties, rights to print, publish and distribute, rights to unpublished works, claims or rights against third parties for any past, present or future infringement of any copyright or registration thereof, and all corresponding rights throughout the world (any and all of the foregoing being the "COPYRIGHTS");
                              ----------

               (I) all patents and patent applications, and the inventions and improvements described and claimed therein, and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing and any written agreement granting to such Grantor any right to use any invention on which a subsisting patent exists (collectively, the "PATENTS" and, together with
                                                  -------
     the Trademarks and the Copyrights, the "INTELLECTUAL PROPERTY"); and
                                             ---------------------

               (J) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (f) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;

                    provided, however, the foregoing grant of a security
                    --------  -------
          interest shall be deemed not to grant a security interest in any of the property described below (such property being hereinafter referred to as "EXCLUDED PROPERTY"):
                 -----------------

                         (x) any Related Contracts or Intellectual Property, but
               only to the extent that, under applicable law, the applicable Grantor is expressly prohibited from granting a security interest therein or applicable law provides for the involuntary forfeiture of the property in the event a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided, however, that if such
                                     -------- -------
               prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights and remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such Governmental Authority is obtained by the Agent prior to foreclosure or exercising its other rights or remedies hereunder as to which such consent is required; and

                         (y) any Related Contracts or Intellectual Property, but
               only to the extent that the terms and provisions of a written agreement, document or instrument in effect on the Closing Date creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein; provided,
                                                                 --------
               however, that if such prohibition or the condition requiring such
               -------
               consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party is obtained by the Agent prior to foreclosure or exercising of its other rights or remedies hereunder as to which such consent is required.

          In the event of the termination or elimination of any prohibition or the requirement for any consent contained in any law, rule, regulation, agreement, document or instrument to the extent sufficient to permit any Excluded Property to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such Excluded Property shall be automatically and simultaneously granted hereunder in such Excluded Property, and the Excluded Property automatically and simultaneously shall be deemed to be assigned and pledged to the Agent and shall be included as Collateral hereunder.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures with
                      ------------------------
respect to each Grantor, and the Collateral of such Grantor is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all Obligations of such Grantor to any Secured Party now or hereafter existing under the Credit Agreement, this Agreement, the Guaranty, the Notes, if any, the other Loan Documents and any and all Hedge Agreements, in each case whether for principal (including reimbursement for amounts drawn or available to be drawn under Letters of Credit), interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses, increased costs, indemnification or otherwise (any and all such Obligations being the "SECURED OBLIGATIONS"); provided that any Hedge Agreement to which a Lender is a
 -------------------    --------
party shall be a Secured Obligation only so long as there are any Borrowings or Commitments outstanding under the Credit Agreement. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Agent or the Lenders under the Credit Agreement, this Agreement, the Guaranty, the Notes, if any, and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

          SECTION 3.  GRANTORS REMAINS LIABLE.  Anything herein to the contrary
                      -----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral and (c) neither the Agent nor any Lender shall have any obligation or liability under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral by reason of this Agreement, nor shall the Agent or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL.
                      ------------------------------------------------------
All certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any Grantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in
Section 12(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5.  MAINTAINING THE L/C CASH COLLATERAL ACCOUNT.  If any
                      -------------------------------------------
Event of Default shall have occurred and shall be continuing:

               (A) The Agent may, and upon request of the Agent the Company shall, open a non-interest bearing cash collateral account (the "L/C CASH
                                                                      --------
     COLLATERAL ACCOUNT") with NationsBank, in the name of the Company but under
     ------------------
     the sole dominion and control of the Agent and subject to the terms of this Agreement; and

               (B) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided by the provisions of Section 19, that no amount (including interest on Collateral Investments (as hereinafter defined)) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other Person (other than the Agent) from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may then or thereafter be in effect.

          SECTION 6.  INVESTING AND RELEASE OF AMOUNTS IN THE L/C CASH
                      ------------------------------------------------
COLLATERAL ACCOUNT.  If requested by the Company, the Agent will, subject to the
- - ------------------
provisions of Section 19, from time to time (a) invest amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent as the Company may select and the Agent may approve, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent as the Company may select and the Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively referred to herein as "COLLATERAL INVESTMENTS").
                                                ----------------------
Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account. If, at any time after amounts have been deposited in the L/C Cash Collateral Account, no Event of Default exists, the Agent shall, upon the written request of the Company, release all amounts on deposit in the L/C Cash Collateral Account to the Company.

          SECTION 7.  REPRESENTATIONS AND WARRANTIES.  Each Grantor hereby
                      ------------------------------
represents and warrants as follows:

               (A) All of the Equipment and Inventory are located at the places specified in Schedule II hereto, except for (i) Inventory and Equipment in transit and (ii) other Collateral with an aggregate value that does not exceed $500,000. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables, are located at the address specified for such Grantor on Schedule III hereto. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument. Such Grantor's federal tax identification number is as set forth on Schedule III.

               (B) Such Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for Liens permitted under
     Section 6.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or any other Loan Document and except for liens permitted under Section 6.02(a) of the Credit Agreement. As of the date of this Agreement, such Grantor currently conducts business only under its own name and, in certain areas and for certain operations, the trade names listed on Schedule IV. Neither such Grantor nor any corporate predecessor has, during the preceding five (5) years, been known as or used any other corporate or fictitious name, except such names as are disclosed on Schedule IV.

               (C) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee and Equipment in the possession and control of such Grantor's lessees and licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice, (ii) Equipment and Inventory in transit with common or other carriers, and (iii) Equipment and Inventory in the possession of a bailee, provided that if any bailee is in possession of Equipment and
             --------
     Inventory with a value in excess of One Million Dollars ($1,000,000), the bailee has been notified by the Grantor of the security interests created by this Agreement.

               (D) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt of such Grantor, if any, is in all respects what it purports to be and represents genuine debt owing to such Grantor arising from bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to the Agent with respect thereto.

               (E) The pledge of the Pledged Shares and Pledged Debt, if any, pursuant to this Agreement creates a valid and first priority perfected security interest in the Pledged Shares and the Pledged Debt, respectively, subject only to Liens of the type described in clause (a) or (b) of the definition of "Permitted Liens" contained in the Credit Agreement.

               (F) The Pledged Shares constitute, as of the Closing Date, all of the issued and outstanding shares of stock of the respective issuers thereof indicated on Schedule I hereto and owned by the Grantors, and, as of the Closing Date, there is no other class of shares issued and outstanding of the respective issuers thereof. The Pledged Debt constitutes, as of the Closing Date, all of the notes and instruments payable to or owned by such Grantor, except for notes and instruments with an outstanding principal amount of less than One Million Dollars ($1,000,000) and except for notes and instruments received in the ordinary course of business and which such Grantor is not required to deliver to the Agent pursuant to Section 8 hereof or of which the Agent has not at any time requested possession and which are not a material portion of the Collateral either singly or in the aggregate, and the security interest of the Agent therein has been duly perfected with first priority.

               (G) Appropriate financing statements have been filed in the necessary jurisdictions (or have been executed and delivered by the applicable Grantor in appropriate form for filing in the necessary jurisdictions) with respect to the Collateral as to which financing statements are required to be filed, so that the security interests granted pursuant to this Agreement, to the extent they may be perfected by filing financing statements in the necessary jurisdictions, constitute (or in the case of any such financing statements not yet filed, will constitute upon filing thereof) valid, continuing and perfected security interests in and liens on the Collateral to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions in the United States, securing the payment of the Secured Obligations, subject only to Liens of the type described in clause (a) or
     (b) of the definition of "Permitted Liens" contained in the Credit Agreement. All other actions necessary or requested by the Agent to perfect and protect such security interest in each item of Collateral (including, without limitation, the actions described in clauses (i) and (ii) of Section 8(a) to the extent required therein) have been duly taken to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions of the United States.

               (H) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken or are in full force and effect) is required (A) for the pledge of the Security Collateral, for the assignment of the Assigned Agreements, for the grant of the security interest in the Collateral held by such Grantor hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (B) for the exercise by the Agent of the voting rights in the Pledged Shares or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally and except as may be required for the Agent to receive payments directly from the United States government under the Assignment of Claims Act, 31 U.S.C. (S) 3727 and 41 U.S.C. (S) 15 (the "ASSIGNMENT OF CLAIMS ACT").
           ------------------------

               (I) The Inventory has been produced by such Grantor in compliance with all requirements of the Fair Labor Standards Act.

               (J) To the best of such Grantor's knowledge, each trademark, copyright and patent material to the operations of the Company and its Subsidiaries taken as a whole is validly subsisting and is presently in good standing.

               (K) Except as has not had and would not reasonably be expected to have a Material Adverse Effect, no claim has been made by a third party that any Intellectual Property is invalid or unenforceable.

               (L) Except as has not had and would not reasonably be expected to have a Material Adverse Effect, no claim has been made that the use of any Intellectual Property does or may violate the rights of any third party.

               (M) In connection with the sale in May 1990 of the business of Whittaker Technical Products, Inc. and/or its predecessor entities located in Pawcatuck, Connecticut to Yardney Technical Products, Inc. (the "BUYER"), (i) a conveyance of all the rights in all of the contracts
      -----
     associated with such business was made to the Buyer, including those contracts listed on the Financing Statement dated May 11, 1990, File No. 9012940 as filed with the Secretary of State of California, (ii) such contracts do not constitute assets of the Company, and (iii) the Company is not entitled to receive benefit from such contracts.

          SECTION 8.  FURTHER ASSURANCES.
                      ------------------

               (A) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of the Agent made at any time after the occurrence and during the continuation of an Event of Default, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by, or if such Grantor shall otherwise be the payee under, a promissory note or other instrument or chattel paper having a principal balance in excess of One Million Dollars ($1,000,000), deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the pledge, assignment and security interest granted or purported to be granted hereby.

               (B) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (C) Each Grantor will furnish to the Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

               (D) Each Grantor agrees that, at the request of the Agent, following the occurrence and during the continuance of an Event of Default, such Grantor will execute any and all documents, notices or instruments as may be necessary or desirable, or as the Agent may reasonably request, to direct the United States government to pay to the Agent, for the account of the Agent and the Lenders, all amounts otherwise payable to the Grantors under the Assignment of Claims Act.

               (E) Each Grantor shall (i) preserve and maintain all material rights in the Intellectual Property, and (ii) upon the occurrence and during the continuation of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable the Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any material right to file a copyright, patent or trademark application nor shall any Grantor abandon any material pending copyright, patent or trademark application, or material Copyright, Patent or Trademark without the prior written consent of Agent.

          SECTION 9.  AS TO EQUIPMENT AND INVENTORY.
                      -----------------------------

               (A) Each Grantor shall keep the Equipment and Inventory of such Grantor (other than (i) Inventory sold in the ordinary course of business, and (ii) Equipment and Inventory with an aggregate value that does not exceed $500,000) at the places therefor specified on Schedule II or, upon prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 8 shall have been taken with respect to the Equipment and Inventory.

               (B) Each Grantor shall cause the Equipment material to its operations to be maintained and preserved in good repair and working order, ordinary wear and tear and damage due to casualty excepted, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete, and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto, that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Agent a statement respecting any material loss or damages to any of the Equipment or Inventory.

          SECTION 10.  INSURANCE.
                       ---------

               (A) Each Grantor (or the Company, on behalf of each Grantor) shall, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor with financially sound and reputable insurers in such amounts, against such risks and in such form as is consistent with past practice and as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor operates. Each policy for property damage insurance shall provide for all losses (except for losses of less than $5,000,000 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (i) name such Grantor (or the Company) and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) in the case of property damage insurance, contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) not contain any provision providing for recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor (or the Company) shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor (or the Company) shall, at the request of the Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 10 and cause the insurers to acknowledge notice of such assignment.

               (B) Reimbursement under any liability insurance maintained by such Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 10 is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 10 and received by the Agent shall be released to such Grantor as reimbursement for the costs of such repairs or replacements.

               (C) At the request of the Agent, upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b) hereof.

          SECTION 11.  PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES;
                       --------------------------------------------------------
INTELLECTUAL PROPERTY.
- - ---------------------

               (A) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral and all originals of all chattel paper that evidence Receivables, at the location therefor specified on Schedule II or, upon prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

               (B) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due such Grantor under the Receivables and, prior to the occurrence of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuation of an Event of Default, at the Agent's direction, shall take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent
                                            --------  -------
     shall have the right, upon the occurrence and during the continuance of an Event of Default, and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor or Grantors of the notice from the Agent referred to in the proviso to the
                                                                 -------
     preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be applied as provided by Section 19(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

          SECTION 12.  VOTING RIGHTS; DIVIDENDS; ETC.
                       -----------------------------

               (A) So long as no Event of Default shall have occurred and be continuing (and, during the continuance of any Event of Default so long as no notice has been given pursuant to Section 12(b)):

                    (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided,
                                                                   --------
          however, that no Grantor shall exercise or refrain from exercising any
          -------
          such right if such action would have a material adverse effect on the value of the Security Collateral or the benefits of this Agreement to the Secured Parties.

                    (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all dividends and interest
                      --------  -------
          paid or payable other than in cash in respect of, and any and all instruments and other property (other than cash) received, receivable or otherwise distributed in respect of or in exchange for, any Security Collateral shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                    (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to any Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to clause (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to clause (ii) above.

               (B) Upon the occurrence and during the continuance of an Event of Default and after notice to the Company from the Agent or the Required
     Lenders:

                    (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent, so long as an Event of Default shall continue, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments. Each Grantor shall execute and deliver such instruments evidencing such Grantor's right to exercise such voting rights as the Agent may request.

               (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          SECTION 13.  AS TO THE ASSIGNED AGREEMENTS.
                       -----------------------------

          Each Grantor shall at its expense:

               (i) except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms;

               (ii) take all such action to such end as may be from time to time reasonably requested by the Agent; and

               (iii) from time to time furnish to the Agent such information and reports regarding the Assigned Agreements as the Agent may reasonably request.

          SECTION 14.  PAYMENTS UNDER THE ASSIGNED AGREEMENTS.  Upon the written
                       --------------------------------------
request of the Agent at any time when an Event of Default has occurred and is continuing, each Grantor agrees to instruct each other party to each Assigned Agreement of such Grantor, that so long as any Event of Default shall have occurred and be continuing, all payments due or to become due under or in connection with such Assigned Agreement shall be made directly to the Agent.

          SECTION 15.  TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.
                       --------------------------------------------

               (A) Except as otherwise permitted under the Credit Agreement, no Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral.

               (B) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities issued to such Grantor. Each Grantor hereby authorizes the Agent to modify this Agreement by amending Schedule I to include such additional shares or other securities.

          SECTION 16.  AGENT APPOINTED ATTORNEY-IN-FACT.  Each Grantor hereby
                       --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (A) to obtain and, upon the occurrence and during the continuance of an Event of Default, adjust insurance required to be paid to the Agent pursuant to Section 10,

               (B) upon the occurrence of an Event of Default and while it is continuing, to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same,

               (C) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
     (b) above, and

               (D) upon the occurrence of an Event of Default and while it is continuing, to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral.

          SECTION 17.  AGENT MAY PERFORM.  If any Grantor fails to perform any
                       -----------------
agreement contained herein, the Agent, upon written notice, if practicable, to such Grantor or the Company, may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Grantor and the Company under Section 21(b).

          SECTION 18.  THE AGENT'S DUTIES.  The powers conferred on the Agent
                       ------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which NationsBank accords its own property.

          SECTION 19.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

               (A) The Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. UNIFORM COMMERCIAL CODE") (whether or not the
                             ----------------------------
     N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (B) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 21) in whole or in part by the Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be promptly paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

               (C) The Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

               (D) All payments received by any of the Grantors under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

               (E) The Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account or any part thereof.

          SECTION 20.  REGISTRATION RIGHTS.  If the Agent shall determine to
                       -------------------
exercise its right to sell all or any of the Pledged Shares pursuant to Section 19, each Grantor agrees that, upon request of the Agent, such Grantor will, at its own expense:

               (A) execute and deliver, and cause each issuer of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), to cause the registration statement relating thereto to
      --------------
     become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (B) use its best efforts to qualify the Pledged Shares under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Shares, as requested by the Agent;

               (C) provide the Agent with such other information and projections as may be necessary or, in the opinion of the Agent, advisable to enable the Agent to effect the sale of such Pledged Shares; and

               (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law.

The Agent is authorized, in connection with any sale of the Pledged Shares pursuant to Section 19, to deliver or otherwise disclose to any prospective purchaser of the Pledged Shares (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) subject to the requirements imposed by the securities laws, any information and projections provided to it pursuant to clause (d) above and
(iii) subject to the requirements imposed by the securities laws, any other information in its possession relating to the Pledged Shares.

          Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent or the Lenders by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if any Grantor shall fail to perform any of such covenants, such Grantor or the Company shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Shares on the date the Agent shall demand compliance with this Section.

          SECTION 21.  INDEMNITY AND EXPENSES; TAXES.  (A)  Each Grantor agrees,
                       -----------------------------
jointly and severally, to indemnify each Indemnified Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this

Agreement), except claims, losses or liabilities resulting from such Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (B) Each Grantor agrees, jointly and severally, to pay to the Agent, upon written demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (C) Each Grantor shall pay (i) all taxes, assessments and other charges of Governmental Authorities imposed upon any of the Collateral before any material penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums materially adversely affecting the Collateral, which have become due and payable and which by law have or may become a Lien (other than a Permitted Lien) upon any of the Collateral prior to the time when any material penalty or fine shall be incurred with respect thereto; provided, that no such
                                                        --------
taxes, assessments and charges of Governmental Authorities referred to in clause
(i) above or claims referred to in clause (ii) above need to be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and enforcement thereof is stayed and if a reserve or other appropriate provision required in conformity with GAAP shall have been made therefor and if, at the request of the Agent, it posts a bond or other form of indemnity satisfactory to the Agent in the amount of such contested taxes, assessments and charges plus any applicable interest and penalties.

      SECTION 22.  SECURITY INTEREST ABSOLUTE.  The obligations of each Grantor
                   --------------------------
under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

               (A) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

               (C) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

               (D) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Company or any of its Subsidiaries;

               (E) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries; or

               (F) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

          SECTION 23.  AMENDMENTS; WAIVERS; ETC.  No amendment or waiver of any
                       ------------------------
provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any amendment to this Agreement that is in
             --------  -------
substantially the same form as Exhibit K to the Credit Agreement shall be effective when signed by only the Agent and the Additional Grantor (as defined therein). No failure on the part of the Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 24.  ADDRESSES FOR NOTICES.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to each Grantor or to the Agent, as the case may be, in each case addressed to it at its address specified in the Credit Agreement or on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

          SECTION 25.  CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE
                       ---------------------------------------------------
CREDIT AGREEMENT.  This Agreement shall create a continuing security interest in
- - ----------------
the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations or the termination of the Commitments of the Lenders, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 26.  TERMINATION.  Upon the payment in full of the Secured
                       -----------
Obligations and the termination of the Commitments of the Lenders, the security interest granted hereby shall terminate and all rights to the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the applicable Grantor. Upon the termination of any such security interest, or upon the Agent's release of any of the Collateral pursuant to
Section 9.01 of the Credit Agreement, the Agent shall promptly return to the applicable Grantor, at such Grantor's expense, such of the Collateral (and, in the case of a release, such of the released Collateral) held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will, at such Grantor's expense, execute and deliver to the Agent such other documents as the Agent shall reasonably request to evidence such termination or release, as the case may be.

          SECTION 27.  GOVERNING LAW; TERMS.  This Agreement shall be governed
                       --------------------
by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          SECTION 28.  SEVERABILITY OF PROVISIONS.  Any provision of this
                       --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 29.  COUNTERPARTS.  This Agreement may be executed in any
                       ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 30.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH GRANTOR IRREVOCABLY DESIGNATES AND APPOINTS THE PRENTICE HALL CORPORATION SYSTEM, INC., ONE GULF & WESTERN PLAZA,NEW YORK, NEW YORK 10023 AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSONS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH OF THE GRANTORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 31.  WAIVER OF JURY TRIAL.  EACH OF THE GRANTORS, THE AGENT
                       --------------------
AND THE LENDERS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    WHITTAKER CORPORATION,
                                    a Delaware corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    BLUE BELL LEASE, INC.,
                                    a California corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________

                                    METROPOLITAN FINANCIAL SERVICES CORPORATION a Colorado corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    PARK CHEMICAL COMPANY,
                                    a Michigan corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    WHITTAKER CONTROLS, INC.,
                                    a California corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________

                                    WHITTAKER CORP.,
                                    a Maine corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    WHITTAKER ORDNANCE, INC.,
                                    a Delaware corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________

                                    WHITTAKER SERVICES CORPORATION,
                                    a California corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    WHITTAKER TECHNICAL PRODUCTS, INC.,
                                    a Colorado corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________



                                    WHITTAKER DEVELOPMENT CO.,
                                    a Delaware corporation


                                    By:______________________________
                                      Title:


                                    Notice Address:

                                    _________________________________
                                    _________________________________
                                    Attention:_______________________

                               SCHEDULE I PART I
                        PLEDGED SHARES AND PLEDGED DEBT
                        -------------------------------

                                                                 STOCK         NUMBER OF      % OF
                                                       PAR    CERTIFICATES    OUTSTANDING  OUTSTANDING
            STOCK ISSUER              CLASS OF STOCK  VALUE      NO.(S)         SHARES       SHARES
Blue Bell Lease, Inc.                     Common      $1.00        2             1000          100
Metropolitan Financial Services           Common      NONE         1              100          100
  Corporation
Park Chemical Company                     Common      $1.00        2             1000          100
Whittaker Controls, Inc.                  Common      $1.00        2             1000          100
Whittaker Corp.                           Common      $1.00        1             1000          100
Whittaker Development Co.                 Common      $1.00        1             1000          100
Whittaker Ordnance, Inc.                  Common      NONE         2               1           100
Whittaker Porta Belle Development,        Common      $1.00        1             1000          100
  Inc.
Whittaker Services Corporation            Common      NONE         1             1000          100
Whittaker Technical Products, Inc.        Common      $1.00        1             1000          100

                              SCHEDULE I PART II

                    WHITTAKER CORPORATION AND SUBSIDIARIES
                          NOTES RECEIVABLE ($ in 000)/1/

      ___________________________________________________________________

                                                                     Current
                                                         Interest   Principal     Final
Grantor                                   Debtor           Rate      Amount     Maturity
=======                                   ======         ========   =========   ==========

Whittaker Corporation                     Maine Central     15%       2,025    Oct 2, 1998













___________________________
     /1/Estimated as of Closing Date.

                                  SCHEDULE II
                     LOCATIONS OF EQUIPMENT AND INVENTORY
                     ------------------------------------


LOCATIONS OF INVENTORY
- - ----------------------


WHITTAKER CORPORATION

     1785 Voyager Avenue
     Simi Valley, CA  93063

     1915 Voyager Avenue
     Simi Valley, CA  93063

     15275 Southwest Koll Parkway
     Beaverton, OR  97006

     1955 North Surveyor Avenue
     Simi Valley, CA   93063

     2731 Systron Drive
     Concord, CA  94518

BLUE BELL LEASE, INC.

     None

METROPOLITAN FINNANCIAL SERVICES

     None

PARK CHEMICAL COMPANY

     None

WHITTAKER CONTROLS, INC.

     12838 Saticoy Street
     North Hollywood, CA   91605

WHITTAKER CORP.  (a Maine Corporation)

     None

WHITTAKER DEVELOPMENT CO.

     None

WHITTAKER ORDNANCE, INC.

     None

WHITTAKER SERVICES, INC.

     None

WHITTAKER TECHNICAL PRODUCTS, Inc.

     3850 Olive Street
     Denver, CO  80207


LOCATIONS OF EQUIPMENT
- - ----------------------

WHITTAKER CORPORATION

     10880 Wilshire Boulevard
     Los Angeles, CA  90024

     1785 Voyager Avenue
     Simi Valley, CA  93063

     1915 Voyager Avenue
     Simi Valley, CA  93063

     2361 South Jefferson Davis Highway
     Suite 1006
     Arlington, VA  22202

     15275 Southwest Koll Parkway
     Beaverton, OR  97006

     1955 North Surveyor Avenue
     Simi Valley, CA  93063

     2731 Systron Drive
     Concord, CA  94518

     Admiral Gate Tower
     221 3rd Street
     Newport, RI  02840

BLUE BELL LEASE, INC

      None

METROPOLITAN FINANCIAL SERVICES

      None

PARK CHEMICAL COMPANY

      None

WHITTAKER CONTROLS, INC.

     12838 Saticoy Street
     North Hollywood, CA  91605

WHITTAKER CORP.  (a Maine corporation)

     None

WHITTAKER DEVELOPMENT CO.

     None

WHITTAKER ORDNANCE, INC.

     None

WHITTAKER PORTA BELLA DEVELOPMENT, INC.

     None

WHITTAKER SERVICES CORPORATION

     1955 North Surveyor Avenue
     Simi Valley, CA  93603

     60 Hammarlund Way
     Middleton, RI  02840

     1611 Beach Drive
     El Paso, Texas  79925

     3313 Memorial Parkway
     #112
     Huntsville, Alabama  35801

WHITTAKER TECHNICAL PRODUCTS, INC.

     3850 Olive Street
     Denver, CO  80207

                                 SCHEDULE III
                PLACE OF BUSINESS AND TAX IDENTIFICATION NUMBER
                -----------------------------------------------



                                                                         Chief Executive Offices and
Federal E.I Number          Name                                         Chief Place of Business
- - ------------------          ----                                         ---------------------------
95-4033076                  Whittaker Corporation                        10880 Wilshire boulevard, 8th Floor
                                                                         Los Angeles, California  90024

95-3917177                  Blue Bell Lease, Inc.                        1785 Voyager Avenue
                                                                         Simi Valley, California  93063

                            Metropolitan Financial Services              1785 Voyager Avenue
                              Corporation                                Simi Valley, California  93063

38-0907830                  Park Chemical Company                        1785 Voyager Avenue
                                                                         Simi Valley, California  93063

95-3917547                  Whittaker Controls, Inc.                     12838 Saticoy Street
                                                                         Post Office Box 3951
                                                                         North Hollywood, California  91605

95-2625099                  Whittaker Corp.  (A Maine                    1785 Voyager Avenue
                              Corporation)                               Simi Valley, California  93063

95-3991526                  Whittaker Development Co.                    1785 Voyager Avenue
                                                                         Simi Valley, California  93063

94-1715628                  Whittaker Ordnance, Inc.                     1785 Voyager Avenue
                                                                         Simi Valley, California  93063

95-4506693                  Whittaker Porta Bella                        1785 Voyager Avenue
                              Development, Inc.                          Simi Valley, California  93063

77-0323260                  Whittaker Services Corporation               1955 North Surveyor Avenue
                                                                         Simi Valley, California  93063

13-5513968                  Whittaker Technical Products,                3850 Olive Street
                              Inc.                                       Denver, Colorado  80207

                                  SCHEDULE IV

                                  TRADE NAMES
                                  -----------


WHITTAKER CORPORATION

    Electronic Resources, a Division of Whittaker Corporation
    Whittaker Electronic Systems
    Whittaker Electronic Resources
    Whittaker Communications
    Whittaker Communications, Inc.
    Whittaker Safety systems, Inc.
    Whittaker Systron Donner Safety Systems

BLUE BELL LEASE, INC.

    None

METROPOLITAN FINANCIAL SERVICES CORP.

    None

PARK CHEMICAL COMPANY

    Park Chemical

WHITTAKER CONTROLS, INC.

    Whittaker Controls
    Controls Division

WHITTAKER CORP. (a Maine corporation)

    None

WHITTAKER DEVELOPMENT CO.

    None

WHITTAKER ORDNANCE, INC.

    None

WHITTAKER PORTA BELLA DEVELOPMENT, INC.

    None

WHITTAKER SERVICES CORPORATION

    None

WHITTAKER TECHNICAL PRODUCTS, INC.

    Whittaker Power Storage Systems
    Power Storage Systems
    Power Storage

                                   EXHIBIT F

                                   FORM OF
                                   GUARANTY


          GUARANTY dated as of January 23, 1995 (this "GUARANTY") made by BLUE
                                                       --------
BELL LEASE, INC., a California Corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, and WHITTAKER DEVELOPMENT CO., a Delaware corporation (each, together with any future subsidiary, if any, of the Borrower (as hereinafter defined) that becomes a party to this Agreement, a "GUARANTOR"
                                                                    ---------
and, collectively, the "GUARANTORS"), in favor of the financial institutions
                        ----------
(the "LENDERS") from time to time party to the Credit Agreement (as hereinafter
      -------
defined) and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK") as agent (in such
                                          -----------
capacity, together with any successor appointed pursuant to Article VIII of the Credit Agreement, the "AGENT") for the Lenders.
                       -----

          PRELIMINARY STATEMENT. The Lenders and the Agent are parties to a Credit Agreement dated as of January 23, 1995 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise
           ----------------
defined herein being used herein as therein defined) with Whittaker Corporation, a Delaware corporation (the "BORROWER"). The Guarantors will derive substantial
                             --------
direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lenders under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue Letters of Credit under the Credit Agreement, the Guarantors hereby agree, jointly and severally, as follows:

          SECTION 1. GUARANTY.  Each Guarantor, jointly and severally, hereby
                     --------
unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes, if any, and each other Loan Document and under each Hedge Agreement to which any Lender is a party, including in each case any extensions, modifications, substitutions, amendments and renewals thereof, including in each case whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, fees, expenses, indemnification or otherwise (such Obligations being the

"GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including
- - -----------------------
reasonable counsel fees and expenses) incurred by the Agent or the Lenders in enforcing any rights under this Guaranty; provided that any Hedge Agreement to
                                          --------
which a Lender is a party shall be a Guaranteed Obligation only so long as there are any Borrowings or Commitments outstanding under the Credit Agreement; and provided further, that each Guarantor and, by acceptance hereof, the Agent and
- - -------- -------
each Lender hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the U.S. Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the obligations of each Guarantor under this guaranty shall be limited to the maximum amount as will, after giving effect to all other liabilities of such Guarantor (including, but not limited to, contingent liabilities, but excluding the liabilities of such Guarantor hereunder) and after giving effect to any collections from or payments made by or on behalf of any other guarantor in respect of the obligations of such other Guarantor under this Guaranty or pursuant to Section

8 hereof, result in the obligations of such Guarantor under this guaranty not constituting such fraudulent transfer or conveyance. Without limiting the generality of the foregoing (but subject to the preceding sentence), each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent and the Lenders under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

          SECTION 2. GUARANTY ABSOLUTE. Each Guarantor guarantees that the
                     -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The Obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

               (A) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating thereto for any reason, including, without limitation, the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party;

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any of the Loan Documents, or any other taking, release, amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other guaranty of any or all of the Guaranteed Obligations, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

               (C) any enforcement of any Loan Document, including the taking, exchange, holding, sale, additional guarantee or other disposition of any Collateral, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any Collateral or such guaranties, or non-perfection of any Liens created by any Collateral Document, or any consent to departure from any such guaranty for all or any of the Guaranteed Obligations;

               (D) any refusal of payment by the Agent or any Lender, in whole or in part, from any obligor or guarantor in connection with any of the Guaranteed Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Guarantor;

               (E) any change, restructuring or termination of the corporate structure or existence of any Loan Party;

               (F) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor of the Guaranteed Obligations;

               (G) any manner of application of any Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of any Loan Party; or

               (H) any modification, compounding, compromise, settlement, release by any lender or any other Person (or by operation of the law or otherwise), collection or other liquidation of the Obligations or the liability of any Loan Party, or of the Collateral, in whole or in part.

          This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          SECTION 3. WAIVERS. Each Guarantor hereby waives, to the extent
                     -------
permitted by applicable law:

               (A) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or any other obligations under the Loan Documents or this Guaranty;

               (B) any requirement that the Agent or any Lender or any other Person protect, secure or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral;

               (C) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights (if any) or other rights (if any) to proceed against any Loan Party or any other Person or any Collateral; and

               (D) any duty on the part of the Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of any Loan Party and its assets now know or hereafter known by the Agent or such Lender.

          SECTION 4. WAIVER OF SUBROGATION; SUBORDINATION.
                     ------------------------------------

               (A) Until all the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and the obligation of the Lenders to make Advances and issue Letters of Credit shall have expired or terminated (and except as otherwise provided in Section 8), each Guarantor (i) agrees that it shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Agent or any Lender against the Borrower or any right of reimbursement or contribution or similar right against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any guarantor thereof and
     (ii) waives the benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of such subrogation, reimbursement or contribution rights at any time prior to the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the obligation of the Lenders to make Advances and issue Letters of Credit, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guaranteed Obligations thereafter existing. Each Guarantor hereby agrees that it shall not, so long as an Event of Default has occurred and is continuing and until all the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and the obligation of the Lenders to make Advances and issue Letters of Credit shall have expired or terminated, assert any claim or counterclaim it may have against the Borrower or setoff any of its obligations to the Borrower against any obligations of the Borrower to it.

               (B) Each Guarantor hereby agrees that any indebtedness of the Borrower now or hereafter owing to such Guarantor (the "SUBORDINATED DEBT")
                                                             -----------------
     is hereby subordinated to all of the Guaranteed Obligations and all other amounts payable under this Guaranty, whether heretofore, now or hereafter created, and that without the prior consent of the Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations and all other amounts payable under this Guaranty have been paid in full and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted (i) so long as no Event of Default shall have occurred and be continuing and (ii) during the continuance of any Event of Default so long as the Agent has not provided the Company and each Guarantor with written notice of default stating that such payment shall no longer be permitted, but in either of the foregoing events only to the extent such payments would not render the Borrower incapable of performing the Guaranteed Obligations. Each Guarantor agrees that it will not accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Agent, following the occurrence and during the continuance of an Event of Default, each Guarantor hereby agrees to direct the Borrower to pay to the Agent, for the account of the Agent and the Lenders, all or any part of the Subordinated Debt and any amount so paid to the Agent shall be applied to payment of the Guaranteed Obligations and all other amounts payable under this Guaranty. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received as trustee for the Agent and shall be paid over to the Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner any Guarantor's liability under any of the provisions of this Guaranty. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason any Guarantor fails to file such claim at least 30 days prior to the last date on which such claim should be filed, the Agent, as such Guarantor's attorney-in-fact, is hereby authorized to do so in such Guarantor's name or, in the Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Agent or its nominee. In all such cases, whether in reorganization, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to the Agent, for the account of the Agent and the Lenders, the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Agent, for the account of the Agent and the Lenders, all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Agent will pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby appoints the Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

          SECTION 5. PAYMENTS FREE AND CLEAR OF TAXES, ETC.
                     -------------------------------------

               (A) Any and all payments made by the Guarantors hereunder shall be made, in accordance with Section 2.09 of the Credit Agreement, free and clear of, and without deduction for, any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5) such

     Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (B) In addition, each Guarantor agrees to pay any present or future Other Taxes.

               (C) Each Guarantor will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

               (D) Each Guarantor shall indemnify the Agent and each Lender for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section, paid by the Agent or such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. Payments pursuant to this indemnification shall be made within 30 days from the date such Lender makes written demand therefor setting forth in reasonable detail the basis of the Guarantor's obligation to indemnify such Lender pursuant to this Section; provided, however, that (i) in the
                                           --------  -------
     case of any Taxes or Other Taxes not required by law to be deducted by the applicable Guarantor from or in respect of any sum payable hereunder to the Agent or any Lender, such Guarantor shall be obligated to make payment to the Agent or such Lender pursuant to this Section (A) in respect of such Taxes or Other Taxes only if written demand therefor has been made by the Lender within 180 days from the date on which the Lender or the Agent, as the case may be, actually makes payment of the Taxes or Other Taxes to the relevant taxing authority, and (B) in respect of penalties and additions to tax attributable to late payment only to the extent that such penalties or additions to tax are accrued after the written demand therefore has been made by the Lender and (ii) no Guarantor shall be obligated to pay any Taxes or Other Taxes to the extent the Taxes or Other Taxes result from a change in the Lender's Applicable Lending Office.

               (E) Within 30 days after the date of any payment of Taxes pursuant to this Section, the applicable Guarantor shall furnish to the Agent, at its address referred to in the Credit Agreement, evidence reasonably satisfactory to the Agent of payment thereof. In the case of any payment hereunder for the account of the Agent or any Lender which is made by any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if the applicable Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall, except where such mode of payment is at the request of the Agent or such Lender, furnish, or cause such payor to furnish, to the Agent, at such address, a certificate from the appropriate taxing authority or authorities or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from Taxes. For purposes of this subsection (d), the terms "UNITED STATES" and "UNITED
                                                 -------------       ------
     STATES PERSON" shall have the meanings specified in Section 7701 of the
     -------------
     Internal Revenue Code.

               (F) Without prejudice to the survival of any other agreement of any Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby
                     ------------------------------
represents and warrants as follows:

               (A) Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has made all necessary filings and done all other actions necessary to permit it (and has all requisite corporate power and authority) to own and operate its properties, to carry on business conducted by it, to enter into and perform this Guaranty and to carry out the transactions contemplated hereby.

               (B) Such Guarantor's execution, delivery and performance of this Guaranty and all instruments executed in connection herewith have been duly authorized by all necessary corporate action on the part of such Guarantor. This Guaranty has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms. No consent, approval or authorization or other action by any governmental authority is required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Guaranty.

               (C) The execution, delivery and performance by such Guarantor of this Guaranty do not and will not (i) constitute a tortious interference with any Contractual Obligation of such Guarantor, or (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any material Requirements of Law or material Contractual Obligation of such Guarantor, or require termination of any material Contractual Obligation, or (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of such Guarantor (other than any Lien securing such Guarantor's liabilities hereunder), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Guarantor.

               (D) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, before or by any Governmental Authority pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any of its property which seeks to enjoin the consummation of, or which questions the legality, validity or enforceability of, any of the transactions contemplated by this Guaranty or any of the other Loan Documents to which such Guarantor is a party.

               (E) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

               (F) Such Guarantor has, independently and without reliance upon the Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

          SECTION 7. COVENANTS. So long as any part of the Guaranteed
                     ---------
Obligations shall remain unpaid or any Lender shall have any Commitment, each Guarantor agrees that if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor's Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Loan Parties, such Guarantor shall, and shall cause each of its Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions.

          SECTION 8. CONTRIBUTION. In order to provide for just and equitable
                     ------------
contribution among the Guarantors, the Guarantors agree, inter se, that in the
                                                         ----- --
event any payment or distribution is made by any Guarantor (a "FUNDING
                                                               -------
GUARANTOR") under this Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the
                                            --- ----
Adjusted Net Assets (as hereinafter defined) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Guaranteed Obligations or any other Guarantor's Obligations with respect to this Guaranty. "ADJUSTED NET ASSETS" of
                                                         -------------------
any Guarantor at any date means the lesser of (a) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) of such Guarantor at such date, and (b) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) as they become absolute and matured.

          SECTION 9. INDEMNITY AND EXPENSES.
                     ----------------------

               (A) Each Guarantor agrees to defend, protect, indemnify and hold harmless the Agent and each Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Guaranty with respect to such Guarantor (including, without limitation, enforcement of this guaranty against such Guarantor), except claims, losses or liabilities resulting from the Agent's or such Lender's own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (B) Each Guarantor further agrees to pay to the Agent upon written demand, for the account of the Agent and each Lender, the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Agent's or such Lender's counsel and other experts and agents, which the Agent or such Lender may incur in connection with the exercise or enforcement of any of the rights of the Agent or any Lender under this Guaranty with respect to such Guarantor.

          SECTION 10. AMENDMENTS, ETC. No amendment or waiver of any provision
                      ---------------
of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any amendment to this Guaranty that is in
       --------  -------
substantially the same form as Exhibit J to the Credit Agreement shall be effective when signed by only the Agent and the Additional Guarantor (as defined therein).

          SECTION 11. NOTICES, ETC. All notices and other communications
                      ------------
provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered to it, if to a Guarantor, addressed to it at its address specified on the signature pages hereof, if to the Agent or any Lender, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 12. NO WAIVER; REMEDIES. No failure on the part of the Agent
                      -------------------
or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 13. RIGHT OF SET-OFF. Upon (a) the occurrence and during the
                      ----------------
continuance of any Event of Default and (b) either (i) the making of the request or the granting of the consent specified by Section 7.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of said Section 7.01, or (ii) the actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender shall have made any demand under this Guaranty and although such Obligations may be unmatured to the fullest extent permitted by law. Each Lender agrees promptly to notify the Guarantor after any such set-off and application made by such Lender; provided, however, that to the fullest
                                     --------  -------
extent permitted by law, the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

          SECTION 14. CONTINUING GUARANTY; ASSIGNMENTS UNDER THE CREDIT
                      -------------------------------------------------
AGREEMENT.  This Guaranty is a continuing guaranty and shall (a) remain in full
- - ---------
force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, (b) be jointly and severally binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders, the Agent and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Notes held by it, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 15. FINANCIAL CONDITION OF LOAN PARTIES.  Each Guarantor
                      -----------------------------------
represents to the Agent and each Lender that such Guarantor is now and will be completely familiar with the business, operations and condition of the Loan Parties, and each Guarantor hereby waives and relinquishes any duty on the part of the Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of any Loan Party now known or hereafter known by the Agent or such Lender.

          SECTION 16. JOINT AND SEVERAL LIABILITY. The liability of the
                      ---------------------------
Guarantors hereunder shall be joint and several.

          SECTION 17. SEVERABILITY OF PROVISIONS. Any provision of this
                      --------------------------
Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 18. COUNTERPARTS. This Guaranty may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

          SECTION 19. AMENDMENTS; WAIVERS; ETC. No amendment or waiver of any
                      -------------------------
provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 20. GOVERNING LAW. This Guaranty shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH GUARANTOR IRREVOCABLY DESIGNATES AND APPOINTS THE PRENTICE HALL CORPORATION SYSTEM, INC., ONE GULF & WESTERN PLAZA, NEW YORK, NEW YORK 10023 AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSONS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH OF THE GUARANTORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 22. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS, THE AGENT
                      --------------------
AND THE LENDERS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                 BLUE BELL LEASE, INC.,
                                                 a California corporation


                                                 By ___________________________
                                                    Title:

                                                 Notice Address:

                                                 ______________________________
                                                 ______________________________
                                                 Attention: ___________________



                                                 METROPOLITAN FINANCIAL SERVICES
                                                 CORPORATION,
                                                 a Colorado corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________



                                                 PARK CHEMICAL COMPANY,
                                                 a Michigan corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________

                                                 WHITTAKER CONTROLS, INC.,
                                                 a California Corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________



                                                 WHITTAKER CORP.,
                                                 a Maine corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________



                                                 WHITTAKER ORDNANCE, INC.,
                                                 a Delaware corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________

                                                 WHITTAKER PORTA BELLA
                                                 DEVELOPMENT, INC.,
                                                 a California corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________



                                                 WHITTAKER SERVICES CORPORATION,
                                                 a California corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________



                                                 WHITTAKER TECHNICAL PRODUCTS,
                                                 INC.,
                                                 a Colorado corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________

                                                 WHITTAKER DEVELOPMENT CO.,
                                                 a Delaware corporation


                                                 By ____________________________
                                                    Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ____________________

                                   EXHIBIT J

                         FORM OF AMENDMENT TO GUARANTY


          This Amendment to Guaranty (this "AMENDMENT"), dated as of
                                            ---------
____________ ___, 199___, relates to the Guaranty dated as of January 23, 1995 (as amended to date, the "GUARANTY"), among the Subsidiaries of Whittaker
                          --------
Corporation parties thereto as Guarantors (collectively the "GUARANTORS") in
                                                             ----------
favor of the Lenders (as defined in the Credit Agreement (as hereinafter defined)) and NationsBank of Texas, N.A., as Agent (the "AGENT").
                                                         -----

          In compliance with Section 6.01(g) of the Credit Agreement dated as of January 23, 1995 (as amended from time to time, the "CREDIT AGREEMENT") among
                                                     ----------------
Whittaker Corporation (the "BORROWER"), the Agent and the Lenders, and in
                            --------
conjunction with the execution by the parties hereto of the Amendment to Security Agreement dated of even date herewith, [SUBSIDIARY] (the "ADDITIONAL
                                                                   ----------
GUARANTOR") and the Guarantors hereby agree as follows (capitalized terms used
- - ---------
but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

          1.    Amendment.  The Guaranty is hereby amended to add as a party,
                ---------
and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

          2.    Representations and Warranties.  The Additional Guarantor
                ------------------------------
represents and warrants to the Agent and the Lenders that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct as to the Additional Guarantor as of the date hereof.

          3.    Additional Guarantor as Guarantor.  The Additional Guarantor
                ---------------------------------
assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Agreement and shall be a Guarantor for all purposes under the Loan Documents.

          4.    Effectiveness.  This Amendment shall become effective on the
                -------------
date hereof upon the execution hereof by the Guarantors, the Additional Guarantor and the Agent and delivery hereof to the Agent.

          5.    Governing Law.  This Amendment shall be governed by, and
                -------------
construed in accordance with, the laws of the State of New York.

                                                 [ADDITIONAL GUARANTOR]


                                                 By: ___________________________
                                                     Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 _______________________________
                                                 Attention:

                                                 NATIONSBANK OF TEXAS, N.A.,
                                                 as Agent


                                                 By: ___________________________
                                                     Title:

                                   EXHIBIT K

                    FORM OF AMENDMENT TO SECURITY AGREEMENT


          This Amendment to Security Agreement (this "AMENDMENT"), dated as of
                                                      ---------
____________ ___, 199___, relates to the Security Agreement dated as of January 23, 1995 (as amended to date, the "AGREEMENT") executed by Whittaker Corporation
                                   ---------
(the "BORROWER") and the Subsidiaries of Whittaker Corporation parties thereto
      --------
as Subsidiary Grantors (collectively, the "GRANTORS") in favor of NationsBank of
                                           --------
Texas, N.A. (the "AGENT") for the benefit of the Agent and the Lenders (as
                  -----
defined in the Credit Agreement as hereinafter defined).

          In compliance with Section 6.01(g) of the Credit Agreement dated as of January 23, 1995 (as amended from time to time, the "CREDIT AGREEMENT") among
                                                     ----------------
the Borrower, the Agent and the Lenders, and in conjunction with the execution by the parties hereto of the Amendment to Guaranty dated of even date herewith, [SUBSIDIARY] (the "ADDITIONAL GRANTOR") and the Agent hereby agree as follows
                   ------------------
(capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

          1.    Amendment.  The Agreement is hereby amended to add as a party,
                ---------
and more specifically, as a Grantor, thereunder, the Additional Grantor.

          2.    Representations and Warranties.  The Additional Grantor
                ------------------------------
represents and warrants to the Agent and the Lenders that each of the representations and warranties of a Subsidiary Grantor contained in the Agreement is hereby made by the Additional Grantor as of the date hereof and is true and correct as to the Additional Grantor as of the date hereof.

          3.    Grant of Security Interest.  The Additional Grantor, to secure
                --------------------------
the complete and timely payment, observance and performance of all of its Obligations at any time arising under or in connection with the Guaranty, the Agreement and each other Loan Document, hereby assigns and pledges to the Agent, and hereby grants to the Agent for its benefit and the benefit of the Lenders, a first priority security interest and lien under the Agreement, in all of the Additional Grantor's right, title and interest in and to the Collateral (as defined in the Agreement), whether now owned or existing or hereafter arising or acquired and wheresoever located, together in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

          4.    Assumption of Rights, Obligations and Liabilities.  The
                -------------------------------------------------
Additional Grantor assumes all of the rights, obligations and liabilities of a Grantor under the Agreement and agrees to be bound thereby as if the Additional Grantor were an original party to the Agreement.

          5.    Effectiveness.  This Amendment shall become effective on the
                -------------
date hereof upon the execution hereof by the Additional Grantor and the Agent and delivery hereof to the Agent.

          6.    Governing Law.  This Amendment shall be governed by, and
                -------------
construed in accordance with, the laws of the State of New York.

                                                 [ADDITIONAL GRANTOR]


                                                 By: ___________________________
                                                     Title:

                                                 Notice Address:

                                                 _______________________________
                                                 _______________________________
                                                 Attention: ___________________



                                                 NATIONSBANK OF TEXAS, N.A.,
                                                 as Agent


                                                 By: ___________________________
                                                     Title:

                                   EXHIBIT L

                        FORM OF COMPLIANCE CERTIFICATE



        Pursuant to Section 6.03(e) of the Credit Agreement (as it may be amended from time to time, the "Credit Agreement") dated as of January 23, 1995 among Whittaker Corporation (the "Borrower"), the financial institutions (the "Lenders"), and NationsBank of Texas, N.A. ("NationsBank"), as agent for the Lenders (the "Agent") the Borrower hereby delivers to each Lender, together with the financial statements being delivered to the Lenders pursuant to Section 6.03(c) or Section 6.03(d) of the Credit Agreement, this Compliance Certificate (the "Certificate") for the accounting period from and including _________, to and including _________. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. For purposes hereof, section and subsection references herein relate to sections and subsections, respectively, of the Credit Agreement.

        Certain terms, phrases and calculations are presented herein in abbreviated form for ease of reference. To the extent of any conflict between the terminology used in this Certificate and the Credit Agreement, the terms of the Credit Agreement shall control.

        We are the duly elected, qualified and acting [Chief Financial Officer, Controller or Treasurer] and [President, Vice President, Treasurer or Controller], respectively, of the Borrower.

        We have reviewed and are familiar with the contents of this Certificate. We are providing this Certificate solely in our capacity as officers of the Borrower. The matters set forth herein are true to our knowledge, after a review in reasonable detail, but we express no personal opinion as to any conclusions of law or other legal matters.

        We have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under our supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries taken as a whole during the accounting period covered by the attached financial statements (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the attached Financial Statements, and we have no knowledge of the existence as of the date of this Certificate, of any condition or event which constitutes a Default [if any Default did or does exist, include the words "except as set forth below" and describe here (or in a separate attachment) in reasonable detail such Default or Defaults, the duration thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto]:

        Demonstration of compliance with certain covenants contained in Sections 6.02 and 6.04 of the Credit Agreement:

             (a)    Debt
                    ----

                    (i)   Subsection 6.02(b)(iii).  The maximum aggregate
                          -----------------------
        outstanding principal amount of Subordinated Debt outstanding at any time during the period covered by this Certificate:

                          Amount                      ___________
                          Maximum Amount              $25,000,000

                    (ii)  Subsection 6.02(b)(iv).  The maximum aggregate
                          ----------------------
        outstanding principal amount of unsecured Debt of the Borrower and its Subsidiaries outstanding at any time during the period covered by this Certificate (other than any such Debt expressly permitted by another subsection of Section 6.02(b)):

                          Amount                      __________
                          Maximum Amount              $5,000,000

                    (iii) Subsection 6.02(b)(v)(C).  The maximum aggregate
                          ------------------------
        outstanding principal amount of Debt of any Subsidiary of the Borrower (other than a Domestic Guarantor) to the Borrower or any Subsidiary of the Borrower at any time during the period covered by this Certificate:

                          Amount                      __________
                          Maximum Amount              $3,000,000

                    (iv)  Subsection 6.02(b)(vi).  The maximum aggregate
                          ----------------------
        outstanding principal amount of Capitalized Leases and purchase money Debt incurred to finance the acquisition of fixed assets, and Debt incurred to refinance such Capitalized Leases and purchase money Debt at any time during the period covered by this Certificate:

                          Amount                      __________
                          Maximum Amount              $5,000,000

                    (v)   Subsection 6.02(b)(xi).  The maximum aggregate
                          ----------------------
        principal amount of Debt in respect of letters of credit (other than Letters of Credit issued under the Credit Agreement and other than letters of credit to the extent backstopped by Letters of Credit) outstanding at any time during the period covered by this Certificate:

                          Amount                      __________
                          Maximum Amount              $1,000,000

        None of such Debt is, or was at any time during the period covered by this Certificate, more than three Business Days past due.

                    (vi)  Subsection 6.02(b)(xii).  The maximum aggregate
                          -----------------------
        outstanding notional amount of Interest Rate Contracts on any day during the period covered by this Certificate:

                          Amount                      ___________
                          Maximum Amount              $90,000,000

                    (vii) Subsection 6.02(b)(xiii).  The maximum aggregate
                          ------------------------
        outstanding notional amount of Currency Hedging Agreements on any day during the period covered by this Certificate:

                          Amount                      __________
                          Maximum Amount              $10,000,000

             (b)    Sales, Etc. of Assets
                    ---------------------

                    (i)   Subsection 6.02(e)(v) and (vii).  The maximum
                          -------------------------------
        aggregate amount of non-cash consideration in the form of promissory notes or similar instruments payable to the Borrower or any of its Subsidiaries in connection with transactions under Section 6.02(e)(v) and (vii) :

                          Amount                      __________
                          Maximum Amount              $4,000,000

                    (ii)  Subsection 6.02(e)(vii).  The aggregate value of
                          -----------------------
        assets sold, leased, transferred or otherwise disposed of since the Closing Date (based on the fair market value of such assets as determined in good faith by the Borrower):

                          Amount                      __________
                          Maximum Amount              __________

        The maximum aggregate amount for the sale, lease, transfer or other disposition of assets is determined to be 10% of Consolidated Net Worth as of the most recently ended fiscal quarter prior to the consummation of such transaction.

             (c)    Investments in Other Persons
                    ----------------------------

                    (i)   Subsection 6.02(f)(iii).  The maximum aggregate
                          -----------------------
        unrecovered amount of all capital contributions made by the Borrower or any Domestic Guarantor after the Closing Date to any Subsidiary of the Borrower which is not a wholly owned Domestic Guarantor at any time during the period covered by this Certificate:

                          Amount                      __________
                          Maximum Amount              $1,000,000

                    (ii)  Subsection 6.02(f)(v).  The cumulative amount of all
                          ---------------------
        Operating Investments made during the period of twelve consecutive months (including the period prior to the Closing Date) ending as of the last day of the period covered by this Certificate, whether or not outstanding or recovered:

                          Amount                      __________
                          Maximum Amount              $35,000,000

        No such Investment (or series of related Investments) exceeds 10% of the total assets of the Borrower and its Subsidiaries.

                    (iii) Subsection 6.02(f)(vi).  The aggregate contributions
                          ----------------------
        to joint ventures in which the Borrower or any Domestic Guarantor has an interest:

                          Amount                      __________
                          Maximum Amount              $2,000,000

                    (iv)  Subsection 6.02(f)(viii).  The aggregate amount of
                          ------------------------
        other Investments (determined based on the outstanding amount of any such Investments which are Debt and the unrecovered amount of all such equity Investments):

                          Amount                      __________
                          Maximum Amount              $3,000,000

             (d)    Dividends, Etc.
                    ---------------

                    (i)   Subsection 6.02(g)(iii).  The aggregate amount of
                          -----------------------
        payments on outstanding claims or rights with respect to unclaimed dividends and other similar claims or rights with respect to the Borrower's capital stock (and the capital stock of present and former Subsidiaries of the Borrower) listed on Schedule 6.02(g):

                          Amount                      __________
                          Maximum Amount              $2,000,000

                    (ii)  Subsection 6.02(g)(iv).  The aggregate amount of cash
                          ----------------------
        dividends on the Series D Participating Convertible Preferred Stock, par value $1.00 per share, of the Borrower so long as no Event of Default has occurred or is continuing:

                          Amount                      __________
                          Maximum Amount              __________

        The maximum amount of cash dividends on the Series D Participating Convertible Preferred Stock is determined to be $5,000 multiplied by the number of years (or fractions thereof) during which the Securities have been outstanding.

                    (iii) Subsection 6.02(g)(v).  The aggregate amount of cash
                          ---------------------
        dividends on the $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Borrower in any period of twelve consecutive months since the Closing Date:

                          Amount                      __________
                          Maximum Amount              $100,000

                    (iv)  Subsection 6.02(g)(vi).  The cumulative amount of cash
                          ----------------------
        dividends on common stock of the Borrower (or cash payments in connection with the redemption, retirement or acquisition by the Borrower of its common stock (including in connection with the exercise of employee stock options)) after the Closing Date:

                          Amount                      __________
                          Maximum Amount              __________

        The maximum amount of all such dividends and payments is the sum of $100,000 plus 20% of the Consolidated Net Income of the Borrower and its Subsidiaries from the first day of the first fiscal quarter after the Closing Date through the last day of the then most recently ended fiscal quarter and computed on a cumulative basis in accordance with GAAP.

        At the time of any such dividend or payment the Fixed Charge Coverage Ratio for the four quarter period ending on the last day of the then most recently ended fiscal quarter was greater than 1.75 to 1.00 and no Event of Default had occurred and was continuing.

                    (v)   Subsection 6.02(g)(vii).  The aggregate amount of cash
                          -----------------------
        expenditures in connection with the exercise of employee stock options:

                          Amount                     ___________
                          Maximum Amount              $5,000,000



                    (vi)  Subsection 6.02(g)(viii).  The aggregate amount of
                          ------------------------
        payments in respect of the redemption or conversion of the $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Borrower:

                          Amount                       _________
                          Maximum Amount                $220,000

             (e)    Fixed Charge Coverage Ratio
                    ---------------------------

                    Subsection 6.04(a)
                    ------------------

                    Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by this Certificate:

                          Ratio                     ____________
                          Minimum Ratio             1.50 to 1.00


        The Fixed Charge Coverage Ratio was determined by dividing (a) Consolidated EBITDA less Consolidated Capital Expenditures by (b) Consolidated Interest Expense plus scheduled principal payments for each period of four consecutive fiscal quarters as follows (in $000):

                          net income (or net loss)               x
                          plus interest expense                  x
                          plus income tax expense                x
                          plus depreciation expense              x
                          plus amortization expense              x
                          -------------------------              -
                            EBITDA                               x
                          minus Capital Expenditures             x
                          --------------------------             -
                    (a)   EBITDA-Capital Expenditures            x

                          Consolidated Interest Expense          x
                          plus scheduled principal payments      x
                          ---------------------------------      -

                    (b)   fixed charges                          x

                    (a)/(b) EBITDA-Capital Expenditures/fixed charges

             (f)    Leverage Ratio
                    --------------

                    Subsection 6.04(b)
                    ------------------

                    Consolidated Total Debt to Consolidated Total Capitalization as of the last day of the period covered by this Certificate:

                            Ratio                   ____________
                            Maximum Ratio           0.50 to 1.00

        The Leverage Ratio was determined by dividing (a) Consolidated Total Debt by (b) Consolidated Total Debt plus Consolidated Net Worth as follows (in $000):

                    (a)     Consolidated Total Debt             x

                            plus Consolidated Net Worth  x
                            ---------------------------  -

                    (b)     Consolidated Total
                            Capitalization                      x

                    (a)/(b) Consolidated Total Debt/
                                   Total Capitalization

             (g)    Cash Flow Ratio
                    ---------------

                    Subsection 6.04(c)
                    ------------------

                    Cash Flow Ratio as of the last day of the period covered by this Certificate:

                            Ratio                   ____________
                            Maximum Ratio           4.00 to 1.00

             The Cash Flow Ratio was determined by dividing (a) Consolidated Total Debt by (b) Consolidated EBITDA for each period of four consecutive fiscal quarters as follows (in $000):

                    (a)     Consolidated Total Debt    x

                    (b)     EBITDA                        x

                    (a)/(b) Consolidated Total Debt/EBITDA

             (h)    Consolidated Tangible Net Worth
                    -------------------------------

                    Subsection 6.04(d)
                    ------------------

                    Consolidated Tangible Net Worth as determined as of the last day of the period covered by this Certificate:

                             Amount                 __________
                             Minimum Amount         __________

        The minimum Consolidated Tangible Net Worth is determined to be the sum of (i) 50% of cumulative Consolidated Net Income for all fiscal quarters commencing with and including the fiscal quarter ended October 30, 1994 (but excluding Consolidated Net Income for any fiscal quarter for which Consolidated Net Income is a negative number), and (ii) $65,000,000 [and
        (iii) ____% of the net proceeds of any capital stock issued by the Borrower].

        Consolidated Tangible Net Worth was determined by subtracting (a) total liabilities on a Consolidated basis in accordance with GAAP from (b) total assets on a Consolidated basis in accordance with GAAP minus goodwill and any other intangibles in accordance with GAAP as follows:

                             total assets                  x
                             minus goodwill                x
                             minus other intangibles       x
                             -----------------------       -

                     (a)     total tangible assets         x

                     (b)     total liabilities             x

                     (a)/(b) tangible assets - liabilities

        We hereby certify, in our capacity as officers of the Borrower, that the information set forth above, to our knowledge, is accurate as of ___________.

Dated:

                                    WHITTAKER CORPORATION



                                    ______________________________________



                                    ______________________________________

                              SECURITY AGREEMENT


          This SECURITY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT") is dated as of January
                                            ---------
23, 1995 and is made by WHITTAKER CORPORATION, a Delaware corporation with its principal place of business located at 10880 Wilshire Boulevard, Los Angeles, California 90024 (the "COMPANY"), BLUE BELL LEASE, INC., a California
                       -------
corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, and any future Subsidiary, if any, of the Company that becomes a party to this Agreement (each such party other than the Company is referred to herein as a "SUBSIDIARY GRANTOR" and
                                                   ------------------
together with the Company any other Person agreeing to be bound hereby as a

"GRANTOR" are collectively referred to herein as the "GRANTORS") in favor of and
 -------                                              --------
for the benefit of NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK") as agent (together
                                                -----------
with any successor appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the "AGENT") for the financial institutions (the
                               -----
"LENDERS" and, together with the Agent, each a "SECURED PARTY" and,
 -------                                        -------------
collectively, the "SECURED PARTIES") that are or may hereafter become party to
                   ---------------
the Credit Agreement.

          PRELIMINARY STATEMENTS.

          (1) The Agent, the Company, and the Lenders have entered into a Credit Agreement dated as of January 23, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT",
                                                            ----------------
the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have agreed, among other things, and subject to the terms and conditions set forth in the Credit Agreement, to make Advances and issue Letters of Credit for the account of the Company.

          (2) Pursuant to that certain Guaranty (as it may be amended, supplemented or otherwise modified from time to time, the "GUARANTY") of even
                                                           --------
date herewith, the Subsidiary Grantors have guaranteed all obligations of the Company under the Credit Agreement.

          (3) Each Grantor is the owner of the shares (the "PLEDGED SHARES") of
                                                            --------------
stock described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "PLEDGED DEBT") described in Part II
                                            ------------
of said Schedule I and issued by the obligors named therein, in each case to the extent such Pledged Shares and Pledged Debt are attributed on such Schedule to the ownership of such Grantor.

          (4) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lenders under the Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue Letters of Credit under the Credit Agreement, the Grantors, and each of them, hereby agree with the Agent for its benefit and the ratable benefit of the Lenders as follows:

          SECTION 1.  GRANT OF SECURITY.  Each Grantor hereby assigns and
                      -----------------
pledges to the Agent for its benefit and the ratable benefit of the Lenders, and hereby grants to the Agent for its benefit and the ratable benefit of the Lenders a first priority security interest in, all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the following (collectively, the "COLLATERAL"):
                              ----------

               (A) all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all manufacturing, distribution, selling, data processing and office equipment, all machinery, all furniture, furnishings, appliances, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description other than Inventory as hereinafter defined), all fixtures and trade fixtures and all parts thereof and all accessions thereto, excluding from the foregoing any equipment of such Grantor subject to any lien identified on Schedule 6.02(a) of the Credit Agreement (but only excluding such equipment to the extent and for so long as the terms of any such lien prohibit such Grantor from granting a security interest with respect to such equipment) (any and all of the foregoing being the "EQUIPMENT");
                                                              ---------

               (B) all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all goods which are held for sale or lease or to be furnished (or which have been furnished) under any contract of service, or which are raw materials, work in process therefor, finished goods thereof or materials used or consumed in the manufacture or production thereof, and (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all of the foregoing being the "INVENTORY");
      ---------

               (C) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e), (f), (g),
     (h) or (i) below, being the "RECEIVABLES", and any and all such leases,
                                  -----------
     security agreements and other contracts being the "RELATED CONTRACTS");
                                                        -----------------

               (D)    all of the following (the "SECURITY COLLATERAL"):
                                                 -------------------

                      (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                      (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                      (iii) all additional shares of stock of any issuer of the Pledged Shares and of any other Subsidiary (with respect to any such other Subsidiary, to the extent required by Section 6.01(g) of the Credit Agreement), from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                    (iv) all additional indebtedness from time to time owed to such Grantor by any obligor of the Pledged Debt or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (E) each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "ASSIGNED
                                                              --------
     AGREEMENTS"), together with, (i) all rights of such Grantor to receive
     ----------
     moneys due and to become due under or pursuant to the Assigned Agreements,
     (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements,
     (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (any and all of the foregoing being the "AGREEMENT COLLATERAL");
                              --------------------

               (F)  all of the following (collectively, the "ACCOUNT
                                                             -------
     COLLATERAL"):
     ----------

                    (i) the L/C Cash Collateral Account (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

                    (ii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                    (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                    (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then-existing Account Collateral; and

                    (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then-existing Account Collateral;

               (G) all trademarks and service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated with any and all of the foregoing, throughout the world, in each case whether now or hereafter existing, together with all rights and interests associated with the foregoing, including, without limitation, license royalties, claims or rights against third parties for any past, present or future infringement of any trademark or similar device or registration thereof, or for any injury to the goodwill associated therewith, and all corresponding rights throughout the world (any and all of the foregoing being the "TRADEMARKS");
                                                                   ----------

               (H) all copyrights and all copyrights of works based on, incorporated in, derived from or relating to works covered by any such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by any such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, in each case whether now or hereafter existing, together with all rights associated with the foregoing, including, without limitation, license royalties, rights to print, publish and distribute, rights to unpublished works, claims or rights against third parties for any past, present or future infringement of any copyright or registration thereof, and all corresponding rights throughout the world (any and all of the foregoing being the "COPYRIGHTS");
                              ----------

               (I) all patents and patent applications, and the inventions and improvements described and claimed therein, and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing and any written agreement granting to such Grantor any right to use any invention on which a subsisting patent exists (collectively, the "PATENTS" and, together with
                                                  -------
     the Trademarks and the Copyrights, the "INTELLECTUAL PROPERTY"); and
                                             ---------------------

               (J) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (f) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;

                   provided, however, the foregoing grant of a security
                   --------  -------
          interest shall be deemed not to grant a security interest in any of the property described below (such property being hereinafter referred to as "EXCLUDED PROPERTY"):
                 -----------------

                         (x) any Related Contracts or Intellectual Property, but
               only to the extent that, under applicable law, the applicable Grantor is expressly prohibited from granting a security interest therein or applicable law provides for the involuntary forfeiture of the property in the event a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided, however, that if such prohibition
                                     --------  -------
               or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights and remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such Governmental Authority is obtained by the Agent prior to foreclosure or exercising its other rights or remedies hereunder as to which such consent is required; and

                         (y) any Related Contracts or Intellectual Property, but
               only to the extent that the terms and provisions of a written agreement, document or instrument in effect on the Closing Date creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein; provided,
                                                                 --------
               however, that if such prohibition or the condition requiring such
               -------
               consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party is obtained by the Agent prior to foreclosure or exercising of its other rights or remedies hereunder as to which such consent is required.

          In the event of the termination or elimination of any prohibition or the requirement for any consent contained in any law, rule, regulation, agreement, document or instrument to the extent sufficient to permit any Excluded Property to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such Excluded Property shall be automatically and simultaneously granted hereunder in such Excluded Property, and the Excluded Property automatically and simultaneously shall be deemed to be assigned and pledged to the Agent and shall be included as Collateral hereunder.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures with
                      ------------------------
respect to each Grantor, and the Collateral of such Grantor is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all Obligations of such Grantor to any Secured Party now or hereafter existing under the Credit Agreement, this Agreement, the Guaranty, the Notes, if any, the other Loan Documents and any and all Hedge Agreements, in each case whether for principal (including reimbursement for amounts drawn or available to be drawn under Letters of Credit), interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses, increased costs, indemnification or otherwise (any and all such Obligations being the "SECURED OBLIGATIONS"); provided that any Hedge Agreement to which a Lender is a
 -------------------    --------
party shall be a Secured Obligation only so long as there are any Borrowings or Commitments outstanding under the Credit Agreement. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Agent or the Lenders under the Credit Agreement, this Agreement, the Guaranty, the Notes, if any, and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

          SECTION 3.  GRANTORS REMAINS LIABLE.  Anything herein to the contrary
                      -----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral and (c) neither the Agent nor any Lender shall have any obligation or liability under the contracts and agreements (including, without limitation, the Assigned Agreements) included in the Collateral by reason of this Agreement, nor shall the Agent or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL.
                      ------------------------------------------------------
All certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any Grantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in
Section 12(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          SECTION  5. MAINTAINING THE L/C CASH COLLATERAL ACCOUNT.  If any
                      -------------------------------------------
Event of Default shall have occurred and shall be continuing:

               (A) The Agent may, and upon request of the Agent the Company shall, open a non-interest bearing cash collateral account (the "L/C CASH
                                                                      --------
     COLLATERAL ACCOUNT") with NationsBank, in the name of the Company but under
     ------------------
     the sole dominion and control of the Agent and subject to the terms of this Agreement; and

               (B) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided by the provisions of Section 19, that no amount (including interest on Collateral Investments (as hereinafter defined)) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other Person (other than the Agent) from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may then or thereafter be in effect.

          SECTION 6.  INVESTING AND RELEASE OF AMOUNTS IN THE L/C CASH
                      ------------------------------------------------
COLLATERAL ACCOUNT.  If requested by the Company, the Agent will, subject to the
- - ------------------
provisions of Section 19, from time to time (a) invest amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent as the Company may select and the Agent may approve, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent as the Company may select and the Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively referred to herein as "COLLATERAL INVESTMENTS").
                                                ----------------------
Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account. If, at any time after amounts have been deposited in the L/C Cash Collateral Account, no Event of Default exists, the Agent shall, upon the written request of the Company, release all amounts on deposit in the L/C Cash Collateral Account to the Company.

          SECTION 7.  REPRESENTATIONS AND WARRANTIES.  Each Grantor hereby
                      ------------------------------
represents and warrants as follows:

               (A) All of the Equipment and Inventory are located at the places specified in Schedule II hereto, except for (i) Inventory and Equipment in transit and (ii) other Collateral with an aggregate value that does not exceed $500,000. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables, are located at the address specified for such Grantor on Schedule III hereto. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument. Such Grantor's federal tax identification number is as set forth on Schedule III.

               (B) Such Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for Liens permitted under
     Section 6.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or any other Loan Document and except for liens permitted under Section 6.02(a) of the Credit Agreement. As of the date of this Agreement, such Grantor currently conducts business only under its own name and, in certain areas and for certain operations, the trade names listed on Schedule IV. Neither such Grantor nor any corporate predecessor has, during the preceding five (5) years, been known as or used any other corporate or fictitious name, except such names as are disclosed on Schedule IV.

               (C) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee and Equipment in the possession and control of such Grantor's lessees and licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice, (ii) Equipment and Inventory in transit with common or other carriers, and (iii) Equipment and Inventory in the possession of a bailee, provided that if any bailee is in possession of Equipment and
             --------
     Inventory with a value in excess of One Million Dollars ($1,000,000), the bailee has been notified by the Grantor of the security interests created by this Agreement.

               (D) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt of such Grantor, if any, is in all respects what it purports to be and represents genuine debt owing to such Grantor arising from bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to the Agent with respect thereto.

               (E) The pledge of the Pledged Shares and Pledged Debt, if any, pursuant to this Agreement creates a valid and first priority perfected security interest in the Pledged Shares and the Pledged Debt, respectively, subject only to Liens of the type described in clause (a) or (b) of the definition of "Permitted Liens" contained in the Credit Agreement.

               (F) The Pledged Shares constitute, as of the Closing Date, all of the issued and outstanding shares of stock of the respective issuers thereof indicated on Schedule I hereto and owned by the Grantors, and, as of the Closing Date, there is no other class of shares issued and outstanding of the respective issuers thereof. The Pledged Debt constitutes, as of the Closing Date, all of the notes and instruments payable to or owned by such Grantor, except for notes and instruments with an outstanding principal amount of less than One Million Dollars ($1,000,000) and except for notes and instruments received in the ordinary course of business and which such Grantor is not required to deliver to the Agent pursuant to Section 8 hereof or of which the Agent has not at any time requested possession and which are not a material portion of the Collateral either singly or in the aggregate, and the security interest of the Agent therein has been duly perfected with first priority.

               (G) Appropriate financing statements have been filed in the necessary jurisdictions (or have been executed and delivered by the applicable Grantor in appropriate form for filing in the necessary jurisdictions) with respect to the Collateral as to which financing statements are required to be filed, so that the security interests granted pursuant to this Agreement, to the extent they may be perfected by filing financing statements in the necessary jurisdictions, constitute (or in the case of any such financing statements not yet filed, will constitute upon filing thereof) valid, continuing and perfected security interests in and liens on the Collateral to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions in the United States, securing the payment of the Secured Obligations, subject only to Liens of the type described in clause (a) or
     (b) of the definition of "Permitted Liens" contained in the Credit Agreement. All other actions necessary or requested by the Agent to perfect and protect such security interest in each item of Collateral (including, without limitation, the actions described in clauses (i) and (ii) of Section 8(a) to the extent required therein) have been duly taken to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions of the United States.

               (H) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken or are in full force and effect) is required (A) for the pledge of the Security Collateral, for the assignment of the Assigned Agreements, for the grant of the security interest in the Collateral held by such Grantor hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (B) for the exercise by the Agent of the voting rights in the Pledged Shares or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally and except as may be required for the Agent to receive payments directly from the United States government under the Assignment of Claims Act, 31 U.S.C. (S) 3727 and 41 U.S.C. (S) 15 (the "ASSIGNMENT OF CLAIMS ACT").
           ------------------------

               (I) The Inventory has been produced by such Grantor in compliance with all requirements of the Fair Labor Standards Act.

               (J) To the best of such Grantor's knowledge, each trademark, copyright and patent material to the operations of the Company and its Subsidiaries taken as a whole is validly subsisting and is presently in good standing.

               (K) Except as has not had and would not reasonably be expected to have a Material Adverse Effect, no claim has been made by a third party that any Intellectual Property is invalid or unenforceable.

               (L) Except as has not had and would not reasonably be expected to have a Material Adverse Effect, no claim has been made that the use of any Intellectual Property does or may violate the rights of any third party.

               (M) In connection with the sale in May 1990 of the business of Whittaker Technical Products, Inc. and/or its predecessor entities located in Pawcatuck, Connecticut to Yardney Technical Products, Inc. (the "BUYER"), (i) a conveyance of all the rights in all of the contracts
      -----
     associated with such business was made to the Buyer, including those contracts listed on the Financing Statement dated May 11, 1990, File No. 9012940 as filed with the Secretary of State of California, (ii) such contracts do not constitute assets of the Company, and (iii) the Company is not entitled to receive benefit from such contracts.

          SECTION 8.  FURTHER ASSURANCES.
                      ------------------

               (A) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of the Agent made at any time after the occurrence and during the continuation of an Event of Default, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by, or if such Grantor shall otherwise be the payee under, a promissory note or other instrument or chattel paper having a principal balance in excess of One Million Dollars ($1,000,000), deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the pledge, assignment and security interest granted or purported to be granted hereby.

               (B) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (C) Each Grantor will furnish to the Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

               (D) Each Grantor agrees that, at the request of the Agent, following the occurrence and during the continuance of an Event of Default, such Grantor will execute any and all documents, notices or instruments as may be necessary or desirable, or as the Agent may reasonably request, to direct the United States government to pay to the Agent, for the account of the Agent and the Lenders, all amounts otherwise payable to the Grantors under the Assignment of Claims Act.

               (E) Each Grantor shall (i) preserve and maintain all material rights in the Intellectual Property, and (ii) upon the occurrence and during the continuation of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable the Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any material right to file a copyright, patent or trademark application nor shall any Grantor abandon any material pending copyright, patent or trademark application, or material Copyright, Patent or Trademark without the prior written consent of Agent.

          SECTION 9.  AS TO EQUIPMENT AND INVENTORY.
                      -----------------------------

               (A) Each Grantor shall keep the Equipment and Inventory of such Grantor (other than (i) Inventory sold in the ordinary course of business, and (ii) Equipment and Inventory with an aggregate value that does not exceed $500,000) at the places therefor specified on Schedule II or, upon prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 8 shall have been taken with respect to the Equipment and Inventory.

               (B) Each Grantor shall cause the Equipment material to its operations to be maintained and preserved in good repair and working order, ordinary wear and tear and damage due to casualty excepted, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete, and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto, that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Agent a statement respecting any material loss or damages to any of the Equipment or Inventory.

          SECTION 10. INSURANCE.
                      ---------

               (A) Each Grantor (or the Company, on behalf of each Grantor) shall, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor with financially sound and reputable insurers in such amounts, against such risks and in such form as is consistent with past practice and as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor operates. Each policy for property damage insurance shall provide for all losses (except for losses of less than $5,000,000 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (i) name such Grantor (or the Company) and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) in the case of property damage insurance, contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) not contain any provision providing for recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor (or the Company) shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor (or the Company) shall, at the request of the Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 10 and cause the insurers to acknowledge notice of such assignment.

               (B) Reimbursement under any liability insurance maintained by such Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 10 is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 10 and received by the Agent shall be released to such Grantor as reimbursement for the costs of such repairs or replacements.

               (C) At the request of the Agent, upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b) hereof.

          SECTION 11.  PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES;
                       --------------------------------------------------------
INTELLECTUAL PROPERTY.
- - ---------------------

               (A) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral and all originals of all chattel paper that evidence Receivables, at the location therefor specified on Schedule II or, upon prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

               (B) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due such Grantor under the Receivables and, prior to the occurrence of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuation of an Event of Default, at the Agent's direction, shall take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent
                                            --------  -------
     shall have the right, upon the occurrence and during the continuance of an Event of Default, and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor or Grantors of the notice from the Agent referred to in the proviso to the
                                                                 -------
     preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be applied as provided by Section 19(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

          SECTION 12.  VOTING RIGHTS; DIVIDENDS; ETC.
                       -----------------------------

               (A) So long as no Event of Default shall have occurred and be continuing (and, during the continuance of any Event of Default so long as no notice has been given pursuant to Section 12(b)):

                       (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided,
                                                                   --------
          however, that no Grantor shall exercise or refrain from exercising
          -------
          any such right if such action would have a material adverse effect on the value of the Security Collateral or the benefits of this Agreement to the Secured Parties.

                       (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all dividends and
                               --------  -------
          interest paid or payable other than in cash in respect of, and any and all instruments and other property (other than cash) received, receivable or otherwise distributed in respect of or in exchange for, any Security Collateral shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                       (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to any Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to clause (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to clause (ii) above.

               (B) Upon the occurrence and during the continuance of an Event of Default and after notice to the Company from the Agent or the Required Lenders:

                       (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent, so long as an Event of Default shall continue, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments. Each Grantor shall execute and deliver such instruments evidencing such Grantor's right to exercise such voting rights as the Agent may request.

               (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this
          Section 12(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          SECTION 13.  AS TO THE ASSIGNED AGREEMENTS.
                       -----------------------------

          Each Grantor shall at its expense:

               (i) except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms;

               (ii) take all such action to such end as may be from time to time reasonably requested by the Agent; and

               (iii) from time to time furnish to the Agent such information and reports regarding the Assigned Agreements as the Agent may reasonably request.

          SECTION 14.  PAYMENTS UNDER THE ASSIGNED AGREEMENTS.  Upon the written
                       --------------------------------------
request of the Agent at any time when an Event of Default has occurred and is continuing, each Grantor agrees to instruct each other party to each Assigned Agreement of such Grantor, that so long as any Event of Default shall have occurred and be continuing, all payments due or to become due under or in connection with such Assigned Agreement shall be made directly to the Agent.

          SECTION 15.  TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.
                       --------------------------------------------

               (A) Except as otherwise permitted under the Credit Agreement, no Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral.

               (B) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities issued to such Grantor. Each Grantor hereby authorizes the Agent to modify this Agreement by amending Schedule I to include such additional shares or other securities.

          SECTION 16.  AGENT APPOINTED ATTORNEY-IN-FACT.  Each Grantor hereby
                       --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (A) to obtain and, upon the occurrence and during the continuance of an Event of Default, adjust insurance required to be paid to the Agent pursuant to Section 10,

               (B) upon the occurrence of an Event of Default and while it is continuing, to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same,

               (C) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
     (b) above, and

               (D) upon the occurrence of an Event of Default and while it is continuing, to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral.

          SECTION 17.  AGENT MAY PERFORM.  If any Grantor fails to perform any
                       -----------------
agreement contained herein, the Agent, upon written notice, if practicable, to such Grantor or the Company, may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Grantor and the Company under Section 21(b).

          SECTION 18.  THE AGENT'S DUTIES.  The powers conferred on the Agent
                       ------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which NationsBank accords its own property.

          SECTION 19.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

               (A) The Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. UNIFORM COMMERCIAL CODE") (whether or not the
                             ----------------------------
     N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (B) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 21) in whole or in part by the Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be promptly paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

               (C) The Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

               (d) All payments received by any of the Grantors under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

               (E) The Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account or any part thereof.

          SECTION 20.  REGISTRATION RIGHTS.  If the Agent shall determine to
                       -------------------
exercise its right to sell all or any of the Pledged Shares pursuant to Section 19, each Grantor agrees that, upon request of the Agent, such Grantor will, at its own expense:

               (A) execute and deliver, and cause each issuer of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), to cause the registration statement relating thereto to
      --------------
     become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (B) use its best efforts to qualify the Pledged Shares under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Shares, as requested by the Agent;

               (C) provide the Agent with such other information and projections as may be necessary or, in the opinion of the Agent, advisable to enable the Agent to effect the sale of such Pledged Shares; and

               (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law.

The Agent is authorized, in connection with any sale of the Pledged Shares pursuant to Section 19, to deliver or otherwise disclose to any prospective purchaser of the Pledged Shares (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) subject to the requirements imposed by the securities laws, any information and projections provided to it pursuant to clause (d) above and
(iii) subject to the requirements imposed by the securities laws, any other information in its possession relating to the Pledged Shares.

          Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent or the Lenders by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if any Grantor shall fail to perform any of such covenants, such Grantor or the Company shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Shares on the date the Agent shall demand compliance with this Section.

          SECTION 21.  INDEMNITY AND EXPENSES; TAXES.  (A)  Each Grantor agrees,
                       -----------------------------
jointly and severally, to indemnify each Indemnified Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this

Agreement), except claims, losses or liabilities resulting from such Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (B) Each Grantor agrees, jointly and severally, to pay to the Agent, upon written demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (C) Each Grantor shall pay (i) all taxes, assessments and other charges of Governmental Authorities imposed upon any of the Collateral before any material penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums materially adversely affecting the Collateral, which have become due and payable and which by law have or may become a Lien (other than a Permitted Lien) upon any of the Collateral prior to the time when any material penalty or fine shall be incurred with respect thereto; provided, that no such
                                                        --------
taxes, assessments and charges of Governmental Authorities referred to in clause
(i) above or claims referred to in clause (ii) above need to be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and enforcement thereof is stayed and if a reserve or other appropriate provision required in conformity with GAAP shall have been made therefor and if, at the request of the Agent, it posts a bond or other form of indemnity satisfactory to the Agent in the amount of such contested taxes, assessments and charges plus any applicable interest and penalties.

          SECTION 22.  SECURITY INTEREST ABSOLUTE.  The obligations of each
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

               (A) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

               (C) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

               (D) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Company or any of its Subsidiaries;

               (E) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries; or

               (F) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

          SECTION 23.  AMENDMENTS; WAIVERS; ETC.  No amendment or waiver of any
                       ------------------------
provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any amendment to this Agreement that is in
             --------  -------
substantially the same form as Exhibit K to the Credit Agreement shall be effective when signed by only the Agent and the Additional Grantor (as defined therein). No failure on the part of the Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 24.  ADDRESSES FOR NOTICES.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to each Grantor or to the Agent, as the case may be, in each case addressed to it at its address specified in the Credit Agreement or on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

          SECTION 25.  CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE
                       ---------------------------------------------------
CREDIT AGREEMENT.  This Agreement shall create a continuing security interest in
- - ----------------
the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations or the termination of the Commitments of the Lenders, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 26.  TERMINATION.  Upon the payment in full of the Secured
                       -----------
Obligations and the termination of the Commitments of the Lenders, the security interest granted hereby shall terminate and all rights to the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the applicable Grantor. Upon the termination of any such security interest, or upon the Agent's release of any of the Collateral pursuant to
Section 9.01 of the Credit Agreement, the Agent shall promptly return to the applicable Grantor, at such Grantor's expense, such of the Collateral (and, in the case of a release, such of the released Collateral) held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will, at such Grantor's expense, execute and deliver to the Agent such other documents as the Agent shall reasonably request to evidence such termination or release, as the case may be.

          SECTION 27.  GOVERNING LAW; TERMS.  This Agreement shall be governed
                       --------------------
by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          SECTION 28.  SEVERABILITY OF PROVISIONS.  Any provision of this
                       --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 29.  COUNTERPARTS.  This Agreement may be executed in any
                       ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 30.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH GRANTOR IRREVOCABLY DESIGNATES AND APPOINTS THE PRENTICE HALL CORPORATION SYSTEM, INC., ONE GULF & WESTERN PLAZA,NEW YORK, NEW YORK 10023 AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSONS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH OF THE GRANTORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 31.  WAIVER OF JURY TRIAL.  EACH OF THE GRANTORS, THE AGENT
                       --------------------
AND THE LENDERS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    WHITTAKER CORPORATION,
                                    a Delaware corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER


                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    BLUE BELL LEASE, INC.,
                                    a California corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------

                                   METROPOLITAN FINANCIAL SERVICES CORPORATION a Colorado corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    PARK CHEMICAL COMPANY,
                                    a Michigan corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    WHITTAKER CONTROLS, INC.,
                                    a California corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------

                                    WHITTAKER CORP.,
                                    a Maine corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    WHITTAKER ORDNANCE, INC.,
                                    a Delaware corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------

                                    WHITTAKER SERVICES CORPORATION,
                                    a California corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    WHITTAKER TECHNICAL PRODUCTS, INC.,
                                    a Colorado corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------


                                    WHITTAKER DEVELOPMENT CO.,
                                    a Delaware corporation


                                    By: /s/ JOHN K. OTTO
                                        ----------------------------------
                                        Title: TREASURER

                                    Notice Address:

                                     10880 WILSHIRE BLVD. SUITE 800
                                    --------------------------------------
                                     LOS ANGELES, CALIFORNIA 90024
                                    --------------------------------------
                                    Attention: TREASURER
                                               ---------------------------

                               SCHEDULE I PART I
                        PLEDGED SHARES AND PLEDGED DEBT
                        -------------------------------

                                                                           STOCK            NUMBER OF            % OF
                                                              PAR       CERTIFICATES       OUTSTANDING       OUTSTANDING
   STOCK ISSUER                      CLASS OF STOCK          VALUE         NO.(S)            SHARES             SHARES
Blue Bell Lease, Inc.                   Common               $1.00           2                1000                100

Metropolitan Financial Services         Common               NONE            1                 100                100
 Corporation

Park Chemical Company                   Common               $1.00           2                1000                100

Whittaker Controls, Inc.                Common               $1.00           2                1000                100

Whittaker Corp.                         Common               $1.00           1                1000                100

Whittaker Development Co.               Common               $1.00           1                1000                100

Whittaker Ordnance, Inc.                Common               NONE            2                  1                 100

Whittaker Porta Bella Development,      Common               $1.00           1                1000                100
 Inc.

Whittaker Services Corporation          Common               NONE            1                1000                100

Whittaker Technical Products, Inc.      Common               $1.00           1                1000                100

                              SCHEDULE I PART II

                    WHITTAKER CORPORATION AND SUBSIDIARIES
                        NOTES RECEIVABLE ($ in 000)/1/
                     ------------------------------------

Grantor                   Debtor                         Rate                    Amount                  Maturity
=======                   ======                       ========                =========                 ========

Whittaker Corporation     Maine Central                   15%                    2,025                Oct 2, 1998







- - ------------------------
      /1/Estimated as of Closing Date.

                                  SCHEDULE II
                     LOCATIONS OF EQUIPMENT AND INVENTORY
                     ------------------------------------

LOCATIONS OF INVENTORY
- - ----------------------

WHITTAKER CORPORATION

     1785 Voyager Avenue
     Simi Valley, CA  93063

     1915 Voyager Avenue
     SImi Valley, CA  93063

     15275 Southwest Koll Parkway
     Beaverton, OR  97006

     1955 North Surveyor Avenue
     Simi Valley, CA  93063

     2731 Systron Drive
     Concord, Ca  94518

BLUE BELL LEASE, INC.

     None

METROPOLITAN FINANCIAL SERVICES

     None

PARK CHEMICAL COMPANY

     None

WHITTAKER CONTROLS, INC.

     12838 Saticoy Street
     North Hollywood, CA  91605

WHITTAKER CORP. (a Maine corporation)

     None

WHITTAKER DEVELOPMENT CO.

     None

WHITTAKER ORDNANCE, INC.

     None

WHITTAKER SERVICES, INC.

     None

WHITTAKER TECHNICAL PRODUCTS, Inc.

     3850 Olive Street
     Denver, Co  80207

LOCATIONS OF EQUIPMENT
- - ----------------------

WHITTAKER CORPORATION

     10880 Wilshire Boulevard
     Los Angeles, CA  90024

     1785 Voyager Avenue
     Simi Valley, CA  93063

     1915 Voyager Avenue
     Simi Valley, CA  93063

     2361 South Jefferson Davis Highway
     Suite 1006
     Arlington, VA  22202

     15275 Southwest Koll Parkway
     Beaverton, OR 97006

     1955 North Surveyor Avenue
     Simi Valley, CA  93063

     2731 Systron Drive
     Concord, CA  94518

     Admiral Gate Tower
     221 3rd Street
     Newport, RI  02840

BLUE BELL LEASE, INC.

     None

METROPOLITAN FINANCIAL SERVICES

     None

PARK CHEMICAL COMPANY

     None

                                       2

WHITTAKER CONTROLS, INC.

    12838 Saticoy Street
    North Hollywood, Ca  91605

WHITTAKER CORP. (a Maine corporation)

    None

WHITTAKER DEVELOPMENT CO.

    None

WHITTAKER ORDNANCE, INC.

    None

WHITTAKER PORTA BELLA DEVELOPMENT, INC.

    None

WHITTAKER SERVICES CORPORATION

    1955 North Surveyor Avenue
    Simi Valley, CA  93603

    60 Hammarlund Way
    Middleton, RI 02840

    1611 Beach Drive
    El Paso, Texas  79925

    3313 Memorial Parkway
    #112
    Huntsville, Alabama  35801

WHITTAKER TECHNICAL PRODUCTS, INC.

    3850 Olive Street
    Denver, CO 80207

                                 SCHEDULE III
                PLACE OF BUSINESS AND TAX IDENTIFICATION NUMBER
                -----------------------------------------------

                                                                                     Chief Executive Offices and
Federal E.I. Number                     Name                                         Chief Place of Business
- - -------------------                     ----                                         ---------------------------
95-4033076                              Whittaker Corporation                        10880 Wilshire Boulevard, 8th Floor
                                                                                     Los Angeles, California  90024

95-3917177                              Blue Bell Lease, Inc.                        1785 Voyager Avenue
                                                                                     Simi Valley, California  93063

                                        Metropolitan Financial Services              1785 Voyager Avenue
                                         Corporation                                 Simi Valley, California  93063

38-0907830                              Park Chemical Company                        1785 Voyager Avenue
                                                                                     Simi Valley, California  93063

95-3917547                              Whittaker Controls, Inc.                     12838 Saticoy Street
                                                                                     Post Office Box 3951
                                                                                     North Hollywood, California  91605

95-2625099                              Whittaker Corp. (A Maine                     1785 Voyager Avenue
                                         Corporation)                                Simi Valley, California  93063

95-3991526                              Whittaker Development Co.                    1785 Voyager Avenue
                                                                                     Simi Valley, California  93063

94-1715628                              Whittaker Ordnance, Inc.                     1785 Voyager Avenue
                                                                                     Simi Valley, California  93063

95-4506693                              Whittaker Porta Bella                        1785 Voyager Avenue
                                         Development, Inc.                           Simi Valley, California  93063

77-0323260                              Whittaker Services Corporation               1955 North Surveyor Avenue
                                                                                     Simi Valley, California  93063

13-5513968                              Whittaker Technical Products,                3850 Olive Street
                                         Inc.                                        Denver, Colorado  80207

                                  SCHEDULE IV

                                  TRADE NAMES
                                  -----------


WHITTAKER CORPORATION

    Electronic Resources, a Division of Whittaker Corporation
    Whittaker Electronic Systems
    Whittaker Electronic Resources
    Whittaker Communications
    Whittaker Communications, Inc.
    Whittaker Safety Systems, Inc.
    Whittaker Systron Donner Safety Systems

BLUE BELL LEASE, INC.

    None

METROPOLITAN FINANCIAL SERVICES CORP.

    None

PARK CHEMICAL COMPANY

    Park Chemical

WHITTAKER CONTROLS, INC.

    Whittaker Controls
    Controls Division

WHITTAKER CORP. (a Maine corporation)

    None

WHITTAKER DEVELOPMENT CO.

    None

WHITTAKER ORDNANCE, INC.

    None

WHITTAKER PORTA BELLA DEVELOPMENT, INC.

    None

WHITTAKER SERVICES CORPORATION

    None

WHITTAKER TECHNICAL PRODUCTS, INC.

    Whittaker Power Storage Systems
    Power Storage Systems
    Power Storage

                                   GUARANTY


          GUARANTY dated as of January 23, 1995 (this "GUARANTY") made by BLUE
                                                       --------
BELL LEASE, INC., a California Corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, and WHITTAKER DEVELOPMENT CO., a Delaware corporation (each, together with any future subsidiary, if any, of the Borrower (as hereinafter defined) that becomes a party to this Agreement, a "GUARANTOR"
                                                                    ---------
and, collectively, the "GUARANTORS"), in favor of the financial institutions
                        ----------
(the "LENDERS") from time to time party to the Credit Agreement (as hereinafter
      -------
defined) and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK") as agent (in such
                                          -----------
capacity, together with any successor appointed pursuant to Article VIII of the Credit Agreement, the "AGENT") for the Lenders.
                       -----

          PRELIMINARY STATEMENT. The Lenders and the Agent are parties to a Credit Agreement dated as of January 23, 1995 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise
           ----------------
defined herein being used herein as therein defined) with Whittaker Corporation, a Delaware corporation (the "BORROWER"). The Guarantors will derive substantial
                             --------
direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lenders under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue Letters of Credit under the Credit Agreement, the Guarantors hereby agree, jointly and severally, as follows:

          SECTION 1. GUARANTY.  Each Guarantor, jointly and severally, hereby
                     --------
unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes, if any, and each other Loan Document and under each Hedge Agreement to which any Lender is a party, including in each case any extensions, modifications, substitutions, amendments and renewals thereof, including in each case whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, fees, expenses, indemnification or otherwise (such Obligations being the

"GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including
- - -----------------------
reasonable counsel fees and expenses) incurred by the Agent or the Lenders in enforcing any rights under this Guaranty; provided that any Hedge Agreement to
                                          --------
which a Lender is a party shall be a Guaranteed Obligation only so long as there are any Borrowings or Commitments outstanding under the Credit Agreement; and provided further, that each Guarantor and, by acceptance hereof, the Agent and
- - -------- -------
each Lender hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the U.S. Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the obligations of each Guarantor under this guaranty shall be limited to the maximum amount as will, after giving effect to all other liabilities of such Guarantor (including, but not limited to, contingent liabilities, but excluding the liabilities of such Guarantor hereunder) and after giving effect to any collections from or payments made by or on behalf of any other guarantor in respect of the obligations of such other Guarantor under this Guaranty or pursuant to Section

8 hereof, result in the obligations of such Guarantor under this guaranty not constituting such fraudulent transfer or conveyance. Without limiting the generality of the foregoing (but subject to the preceding sentence), each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent and the Lenders under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

          SECTION 2. GUARANTY ABSOLUTE. Each Guarantor guarantees that the
                     -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The Obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

               (A) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating thereto for any reason, including, without limitation, the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party;

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any of the Loan Documents, or any other taking, release, amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other guaranty of any or all of the Guaranteed Obligations, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

               (C) any enforcement of any Loan Document, including the taking, exchange, holding, sale, additional guarantee or other disposition of any Collateral, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any Collateral or such guaranties, or non-perfection of any Liens created by any Collateral Document, or any consent to departure from any such guaranty for all or any of the Guaranteed Obligations;

               (D) any refusal of payment by the Agent or any Lender, in whole or in part, from any obligor or guarantor in connection with any of the Guaranteed Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Guarantor;

               (E) any change, restructuring or termination of the corporate structure or existence of any Loan Party;

               (F) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor of the Guaranteed Obligations;

               (G) any manner of application of any Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of any Loan Party; or

               (H) any modification, compounding, compromise, settlement, release by any lender or any other Person (or by operation of the law or otherwise), collection or other liquidation of the Obligations or the liability of any Loan Party, or of the Collateral, in whole or in part.

          This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          SECTION 3. WAIVERS. Each Guarantor hereby waives, to the extent
                     -------
permitted by applicable law:

               (A) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or any other obligations under the Loan Documents or this Guaranty;

               (B) any requirement that the Agent or any Lender or any other Person protect, secure or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral;

               (C) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights (if any) or other rights (if any) to proceed against any Loan Party or any other Person or any Collateral; and

               (D) any duty on the part of the Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of any Loan Party and its assets now know or hereafter known by the Agent or such Lender.

          SECTION 4. WAIVER OF SUBROGATION; SUBORDINATION.
                     ------------------------------------

               (A) Until all the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and the obligation of the Lenders to make Advances and issue Letters of Credit shall have expired or terminated (and except as otherwise provided in Section 8), each Guarantor (i) agrees that it shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Agent or any Lender against the Borrower or any right of reimbursement or contribution or similar right against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any guarantor thereof and
     (ii) waives the benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of such subrogation, reimbursement or contribution rights at any time prior to the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the obligation of the Lenders to make Advances and issue Letters of Credit, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guaranteed Obligations thereafter existing. Each Guarantor hereby agrees that it shall not, so long as an Event of Default has occurred and is continuing and until all the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and the obligation of the Lenders to make Advances and issue Letters of Credit shall have expired or terminated, assert any claim or counterclaim it may have against the Borrower or setoff any of its obligations to the Borrower against any obligations of the Borrower to it.

               (B) Each Guarantor hereby agrees that any indebtedness of the Borrower now or hereafter owing to such Guarantor (the "SUBORDINATED DEBT")
                                                             -----------------
     is hereby subordinated to all of the Guaranteed Obligations and all other amounts payable under this Guaranty, whether heretofore, now or hereafter created, and that without the prior consent of the Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations and all other amounts payable under this Guaranty have been paid in full and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted (i) so long as no Event of Default shall have occurred and be continuing and (ii) during the continuance of any Event of Default so long as the Agent has not provided the Company and each Guarantor with written notice of default stating that such payment shall no longer be permitted, but in either of the foregoing events only to the extent such payments would not render the Borrower incapable of performing the Guaranteed Obligations. Each Guarantor agrees that it will not accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Agent, following the occurrence and during the continuance of an Event of Default, each Guarantor hereby agrees to direct the Borrower to pay to the Agent, for the account of the Agent and the Lenders, all or any part of the Subordinated Debt and any amount so paid to the Agent shall be applied to payment of the Guaranteed Obligations and all other amounts payable under this Guaranty. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received as trustee for the Agent and shall be paid over to the Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner any Guarantor's liability under any of the provisions of this Guaranty. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason any Guarantor fails to file such claim at least 30 days prior to the last date on which such claim should be filed, the Agent, as such Guarantor's attorney-in-fact, is hereby authorized to do so in such Guarantor's name or, in the Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Agent or its nominee. In all such cases, whether in reorganization, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to the Agent, for the account of the Agent and the Lenders, the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Agent, for the account of the Agent and the Lenders, all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Agent will pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby appoints the Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

          SECTION 5. PAYMENTS FREE AND CLEAR OF TAXES, ETC.
                     -------------------------------------

               (A) Any and all payments made by the Guarantors hereunder shall be made, in accordance with Section 2.09 of the Credit Agreement, free and clear of, and without deduction for, any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5) such

     Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (B) In addition, each Guarantor agrees to pay any present or future Other Taxes.

               (C) Each Guarantor will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

               (D) Each Guarantor shall indemnify the Agent and each Lender for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section, paid by the Agent or such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. Payments pursuant to this indemnification shall be made within 30 days from the date such Lender makes written demand therefor setting forth in reasonable detail the basis of the Guarantor's obligation to indemnify such Lender pursuant to this Section; provided, however, that (i) in the
                                           --------  -------
     case of any Taxes or Other Taxes not required by law to be deducted by the applicable Guarantor from or in respect of any sum payable hereunder to the Agent or any Lender, such Guarantor shall be obligated to make payment to the Agent or such Lender pursuant to this Section (A) in respect of such Taxes or Other Taxes only if written demand therefor has been made by the Lender within 180 days from the date on which the Lender or the Agent, as the case may be, actually makes payment of the Taxes or Other Taxes to the relevant taxing authority, and (B) in respect of penalties and additions to tax attributable to late payment only to the extent that such penalties or additions to tax are accrued after the written demand therefore has been made by the Lender and (ii) no Guarantor shall be obligated to pay any Taxes or Other Taxes to the extent the Taxes or Other Taxes result from a change in the Lender's Applicable Lending Office.

               (E) Within 30 days after the date of any payment of Taxes pursuant to this Section, the applicable Guarantor shall furnish to the Agent, at its address referred to in the Credit Agreement, evidence reasonably satisfactory to the Agent of payment thereof. In the case of any payment hereunder for the account of the Agent or any Lender which is made by any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if the applicable Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall, except where such mode of payment is at the request of the Agent or such Lender, furnish, or cause such payor to furnish, to the Agent, at such address, a certificate from the appropriate taxing authority or authorities or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from Taxes. For purposes of this subsection (d), the terms "UNITED STATES" and "UNITED
                                                 -------------       ------
     STATES PERSON" shall have the meanings specified in Section 7701 of the
     -------------
     Internal Revenue Code.

               (F) Without prejudice to the survival of any other agreement of any Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby
                     ------------------------------
represents and warrants as follows:

               (A) Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has made all necessary filings and done all other actions necessary to permit it (and has all requisite corporate power and authority) to own and operate its properties, to carry on business conducted by it, to enter into and perform this Guaranty and to carry out the transactions contemplated hereby.

               (B) Such Guarantor's execution, delivery and performance of this Guaranty and all instruments executed in connection herewith have been duly authorized by all necessary corporate action on the part of such Guarantor. This Guaranty has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms. No consent, approval or authorization or other action by any governmental authority is required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Guaranty.

               (C) The execution, delivery and performance by such Guarantor of this Guaranty do not and will not (i) constitute a tortious interference with any Contractual Obligation of such Guarantor, or (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any material Requirements of Law or material Contractual Obligation of such Guarantor, or require termination of any material Contractual Obligation, or (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of such Guarantor (other than any Lien securing such Guarantor's liabilities hereunder), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Guarantor.

               (D) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, before or by any Governmental Authority pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any of its property which seeks to enjoin the consummation of, or which questions the legality, validity or enforceability of, any of the transactions contemplated by this Guaranty or any of the other Loan Documents to which such Guarantor is a party.

               (E) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

               (F) Such Guarantor has, independently and without reliance upon the Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

          SECTION 7. COVENANTS. So long as any part of the Guaranteed
                     ---------
Obligations shall remain unpaid or any Lender shall have any Commitment, each Guarantor agrees that if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor's Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Loan Parties, such Guarantor shall, and shall cause each of its Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions.

          SECTION 8. CONTRIBUTION. In order to provide for just and equitable
                     ------------
contribution among the Guarantors, the Guarantors agree, inter se, that in the
                                                         ----- --
event any payment or distribution is made by any Guarantor (a "FUNDING
                                                               -------
GUARANTOR") under this Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the
                                            --- ----
Adjusted Net Assets (as hereinafter defined) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Guaranteed Obligations or any other Guarantor's Obligations with respect to this Guaranty. "ADJUSTED NET ASSETS" of
                                                         -------------------
any Guarantor at any date means the lesser of (a) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) of such Guarantor at such date, and (b) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) as they become absolute and matured.

          SECTION 9. INDEMNITY AND EXPENSES.
                     ----------------------

               (A) Each Guarantor agrees to defend, protect, indemnify and hold harmless the Agent and each Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Guaranty with respect to such Guarantor (including, without limitation, enforcement of this guaranty against such Guarantor), except claims, losses or liabilities resulting from the Agent's or such Lender's own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (B) Each Guarantor further agrees to pay to the Agent upon written demand, for the account of the Agent and each Lender, the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Agent's or such Lender's counsel and other experts and agents, which the Agent or such Lender may incur in connection with the exercise or enforcement of any of the rights of the Agent or any Lender under this Guaranty with respect to such Guarantor.

          SECTION 10. AMENDMENTS, ETC. No amendment or waiver of any provision
                      ---------------
of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any amendment to this Guaranty that is in
       --------  -------
substantially the same form as Exhibit J to the Credit Agreement shall be effective when signed by only the Agent and the Additional Guarantor (as defined therein).

          SECTION 11. NOTICES, ETC. All notices and other communications
                      ------------
provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered to it, if to a Guarantor, addressed to it at its address specified on the signature pages hereof, if to the Agent or any Lender, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 12. NO WAIVER; REMEDIES. No failure on the part of the Agent
                      -------------------
or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 13. RIGHT OF SET-OFF. Upon (a) the occurrence and during the
                      ----------------
continuance of any Event of Default and (b) either (i) the making of the request or the granting of the consent specified by Section 7.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of said Section 7.01, or (ii) the actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender shall have made any demand under this Guaranty and although such Obligations may be unmatured to the fullest extent permitted by law. Each Lender agrees promptly to notify the Guarantor after any such set-off and application made by such Lender; provided, however, that to the fullest
                                     --------  -------
extent permitted by law, the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

          SECTION 14. CONTINUING GUARANTY; ASSIGNMENTS UNDER THE CREDIT
                      -------------------------------------------------
AGREEMENT.  This Guaranty is a continuing guaranty and shall (a) remain in full
- - ---------
force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, (b) be jointly and severally binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders, the Agent and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Notes held by it, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 15. FINANCIAL CONDITION OF LOAN PARTIES.  Each Guarantor
                      -----------------------------------
represents to the Agent and each Lender that such Guarantor is now and will be completely familiar with the business, operations and condition of the Loan Parties, and each Guarantor hereby waives and relinquishes any duty on the part of the Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of any Loan Party now known or hereafter known by the Agent or such Lender.

          SECTION 16. JOINT AND SEVERAL LIABILITY. The liability of the
                      ---------------------------
Guarantors hereunder shall be joint and several.

          SECTION 17. SEVERABILITY OF PROVISIONS. Any provision of this
                      --------------------------
Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 18. COUNTERPARTS. This Guaranty may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

          SECTION 19. AMENDMENTS; WAIVERS; ETC. No amendment or waiver of any
                      -------------------------
provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 20. GOVERNING LAW. This Guaranty shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH GUARANTOR IRREVOCABLY DESIGNATES AND APPOINTS THE PRENTICE HALL CORPORATION SYSTEM, INC., ONE GULF & WESTERN PLAZA, NEW YORK, NEW YORK 10023 AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSONS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH OF THE GUARANTORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 22. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS, THE AGENT
                      --------------------
AND THE LENDERS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                 BLUE BELL LEASE, INC.,
                                                 a California corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 METROPOLITAN FINANCIAL SERVICES
                                                 CORPORATION,
                                                 a Colorado corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 PARK CHEMICAL COMPANY,
                                                 a Michigan corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------

                                                 WHITTAKER CONTROLS, INC.,
                                                 a California Corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 WHITTAKER CORP.,
                                                 a Maine corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 WHITTAKER ORDNANCE, INC.,
                                                 a Delaware corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------

                                                 WHITTAKER PORTA BELLA
                                                 DEVELOPMENT, INC.,
                                                 a California corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 WHITTAKER SERVICES CORPORATION,
                                                 a California corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------


                                                 WHITTAKER TECHNICAL PRODUCTS,
                                                 INC.,
                                                 a Colorado corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------

                                                 WHITTAKER DEVELOPMENT CO.,
                                                 a Delaware corporation


                                                 By /s/ JOHN K. OTTO
                                                    ---------------------------
                                                    Title: TREASURER

                                                 Notice Address:

                                                 10880 WILSHIRE BLVD. SUITE 800
                                                 ------------------------------
                                                 LOS ANGELES, CALIFORNIA 90024
                                                 ------------------------------
                                                 Attention: TREASURER
                                                            -------------------